Exhibit 10.1

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

EXECUTION ORIGINAL

SPACE SEGMENT CONTRACT

Between

ICO Satellite Management LLC

And

Space Systems/Loral, Inc.

The attached Contract and the information contained therein are confidential and proprietary to ICO Satellite Management LLC and Space Systems/Loral, Inc. and shall not be published or disclosed to any third party except as permitted by the terms and conditions of this Contract.

Use or disclosure of the data contained on this page is subject to the restrictions set forth in this Contract.

i

Attachment A	Form of Invoice

Annex 1 to Attachment A

Schedule 1 to Annex 1 to Attachment

Attachment B	Key Personnel

iii

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

Attachment C	GBBF-Unique Components and Functions on Board the Satellite

Attachment D	[*]

Attachment E	Major Subcontracts List

iv

PREAMBLE

This Space Segment Contract (the “Contract”)  is executed as of November 29, 2005 (“Execution Date”) and deemed entered into as of January 10, 2005 (the “Effective Date of Contract” or “EDC”) between ICO Satellite Management LLC, a limited liability company organized and existing under the laws of the State of Delaware, having an office and place of business at 2300 Carillon Point, Kirkland, Washington, 98033 (hereinafter referred to as “Purchaser”) and Space Systems/Loral, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, California 94303 (hereinafter referred to as “Contractor”). This Contract restates and amends the Satellite Contract entered into by Purchaser and Contractor as of January 10, 2005, as amended by Amendment One (1) entered into as of June 23, 2005, Amendment Two (2) entered into as of August 2, 2005, and Amendment Three (3) entered into as of September 23, 2005 (the “Original Satellite Contract”).

RECITALS

WHEREAS, Purchaser desires to procure one (1) communication Satellite, and an option for an additional one (1) communication satellite, to be accepted on-orbit and integrated with a Ground-Based Beam Forming Subsystem to form a Space Segment, launch support services, risk management insurance procurement support, training services and other items and services to the extent and subject to the terms and conditions set forth herein, and

WHEREAS, Contractor is willing to furnish such Satellite and such option satellite, integrated with a Ground-Based Beam Forming Subsystem to form a Space Segment, launch support services, risk management insurance procurement support, training services and other items and services, to the extent of and subject to the terms and conditions set forth herein, in consideration of the Fixed Firm Price and other valid consideration,

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows:

ARTICLE 1- DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

1.1           “Acceptance” or “Accepted” (i) with respect to the Satellite and the Space Segment shall be as provided for in Article 10, and (ii) with respect to any Deliverable Item other than the Satellite and the Space Segment (including, without limitation, the GBBF Subsystem and the DSS) shall be as provided for in Article 11.

1.2           “Actual Costs” shall mean, without duplication, Contractor’s direct labor (and allocated fringe, overhead and general and administrative costs), materials (including subcontracts), and other direct costs (and allocated general and administrative costs), all in accordance with Contractor’s generally accepted accounting practices.

1.3           “Affiliate” means, with respect to an entity, any other entity Controlling or Controlled by or under common Control with such entity.

1.4           “Applicable Space Segment Rate” has the meaning set forth in Article 13.1 hereof.

1.5           “Asserting Party” has the meaning set forth in Article 32.2.3.

1.6           “Reserved”

1.7           “Attachment(s)” means any and all attachment(s) that are attached hereto or to any Exhibit and incorporated herein or therein, as may be amended from time to time in accordance with the terms hereof.

1.8           “Business Day” means any day other than the following: a Saturday, Sunday, and any other day on which national banks are authorized to be closed in New York City, New York.

1.9           “Change Request” has the meaning set forth in Article 16.1.1.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.10         “Competitor of Contractor” or words to that affect means any Person or any Affiliate thereof engaged in the manufacture of commercial telecommunication satellites.

1.11         “Conforming Space Segment” [*]

1.12         “Contract” means the terms and conditions (Preamble, Recitals and Articles) of this executed contract, its Exhibits and its Attachment(s) as set forth in Articles 2.1 and 36, as the same may be amended from time to time in accordance with the terms hereof.

1.13         “Contractor” has the meaning set forth in the Preamble and any successor or assignee permitted hereunder.

1.14         “Contractor Background Intellectual Property” means Intellectual Property first made, developed, or created by Contractor (or by others acting on behalf of Contractor including any subcontractor) prior to the negotiation or performance of the Original Satellite Contract or otherwise first made, developed, or created by Contractor (or by others acting on behalf of Contractor including any subcontractor) other than in performance of or pursuant to this Contract or the Original Satellite Contract and necessary to the use of any Deliverable Item.

1.15         “Contractor Notice of Default” has the meaning set forth in Article 23.2.1.

1.16         “Contractor Space Segment Background Intellectual Property” means Intellectual Property directly relating to (i) ground-based beam forming subsystems, (ii) the interaction between a ground-based beam forming subsystem and a satellite, or (iii) space segment-unique components of a satellite, first made, developed, or created by Contractor (or by others acting on behalf of Contractor including any subcontractor) prior to the negotiation or performance of the Original Satellite Contract or otherwise first made, developed, or created by Contractor (or by others acting on behalf of Contractor including any subcontractor) other than in performance of or pursuant to this Contract or the Original Satellite Contract and necessary to the use of any Deliverable Item relating to the Space Segment (other than the Satellite) to be Delivered by Contractor hereunder. Anything in the foregoing to the contrary notwithstanding, “Contractor Space Segment Background Intellectual Property” shall not include any Intellectual Property in or relating specifically to a satellite other than space-segment unique components of a satellite.

1.17         “Contractor Space Segment Foreground Intellectual Property” means Intellectual Property first made, developed or created by Contractor (or by others acting on behalf of Contractor including any subcontractor) in the performance of Contractor’s obligations with respect to the GBBF Subsystem under the Original Satellite Contract and/or the Space Segment under this Contract, including with respect to the Space Segment-unique components of the Satellite required for Satellite operation with the GBBF Subsystem, as set forth in Attachment C. “Contractor Space Segment Foreground Intellectual Property” shall not include any Intellectual Property in or relating specifically to the Satellite except as set forth in the immediately preceding sentence.

1.18         “Contractor Space Segment Intellectual Property” means, collectively, the Contractor Space Segment Background Intellectual Property and the Contractor Space Segment Foreground Intellectual Property.

1.19         “Control” and its derivatives mean, with respect to a Person, the legal, beneficial, or equitable ownership, directly or indirectly of more than fifty percent (50%) of the capital stock (or other ownership interest if not a corporation) of such Person ordinarily having voting rights or the power to direct the management policies of such Person, whether through the ownership of voting stock, by contract, or otherwise.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.20         “Deadline Date” shall have the applicable meaning set forth in Article 5.2.3A.

1.21         “Deliverable Data” means the data and documentation required to be delivered to Purchaser as specified in Exhibit A, Statement of Work and Exhibit G, Space Segment Statement of Work.

1.22         “Deliverable Item” means any of the items or services listed in Article 3.1, as may be amended from time to time in accordance with the terms hereof, and, collectively, the “Deliverable Items.”

1.23         “Delivery” has the meaning set forth it in Article 3.2.

1.24         “Dispute” has the meaning set forth in Article 25.

1.25         “DSS” means Contractor’s Dynamic Satellite Simulator, together with all software necessary to the proper function thereof, as more specifically described in Exhibit J, ICO DSS SOW and Functional Requirements.

1.26         “Effective Date of Contract” or “EDC” means the effective date of this Contract as specified in the Preamble, being January 10, 2005.

1.27         “Equitably Adjusted” or “Equitable Adjustment” means, with respect to a particular event necessitating an adjustment in the Contract where an Equitable Adjustment is provided for, a reasonable good faith adjustment to the terms of this Contract, including price, schedules, payment schedules, delivery dates, and termination liability to the extent related to the Work caused by such particular event. The adjustments shall either be agreed to by the Parties in accordance with the terms of this Contract (including the incorporation in a Contract Amendment in accordance with Article 37.5) or as determined in accordance with Article 25. [*]

1.28         “Execution Date” means the execution date set forth in the Preamble.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.29         “Exhibit(s)” means the exhibit(s) identified in Article 2.1 and attached hereto and incorporated herein, as may be added, modified and amended from time to time in accordance with the terms hereof. Without limitation, Exhibits may be added to this Contract in accordance with Article 24.

1.30         “FCC” means the Federal Communications Commission or any successor agency or governmental authority.

1.31         “FCC Event(s)” has the meaning set forth in Article 5.2.3A.

1.32         [*]

1.33         “Financing Agreements” means any and all documents and agreements evidencing and/or securing monies provided by any Financing Entity to Purchaser to fund the design, development, construction, procurement, maintenance, or operation of all or any material part of Purchaser’s Space Segment program.

1.34         “Financing Entity” means any Person (other than Contractor, or Affiliates of Contractor, or Competitors of Contractor), e.g., commercial bank, merchant bank, investment bank, commercial finance organization, corporation, partnership or other entity or individual, which has been specifically identified in a written notification to Contractor providing money to Purchaser to fund the design, development, construction, procurement, maintenance, or operation of all or any material part of Purchaser’s Space Segment program.

1.35         “Firm Fixed Price” has the meaning set forth in Article 4.1.

1.36         “Force Majeure” has the meaning set forth in Article 17.

1.37         “Foreground Intellectual Property” means Intellectual Property, other than Contractor Space Segment Foreground Intellectual Property and Purchaser Space Segment Foreground Intellectual Property, first made, developed or created in the performance of this Contract or the Original Satellite Contract, that is incorporated into, or required for the use of, any Deliverable Item.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.38         [*]

1.39         “GBBF Incentive Payment” has the applicable meaning set forth in Article 5.2.3B.

1.40         “Ground-Based Beam Forming Subsystem” or “GBBF Subsystem” means the ground-based beam forming subsystem that is to be Delivered by Contractor to Purchaser pursuant to this Contract, which GBBF Subsystem shall include but not be limited to a subsystem with not less than (i) two (2) ground-based beam forming assemblies, (ii) three (3) ground-based pointing beacon stations, and (iii) related software, in conformance with the specifications contained in Exhibit E, Space Segment Performance Specification, and as more fully described in Exhibit G, Space Segment Statement of Work and as verified under the test plan in accordance with Exhibit H, Space Segment Test Plan.

1.41         “In-Orbit Testing” or “IOT” means the testing of the Satellite on-orbit in accordance with Article 10.1.1 and Exhibit D, Satellite Test Plan.

1.42         “IOT Complete Date” has the meaning set forth in Article 10.1.1.

1.43         “Intellectual Property” means all designs, methods, concepts, layouts, software, inventions (whether or not patented or patentable), processes, technical data and documentation, technical information and drawings, know how, and similar matter in which an Intellectual Property Right may subsist.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.44         “Intellectual Property Claim” has the meaning set forth in Article 19.

1.45         “Intellectual Property Right(s)” means all common law and statutory proprietary rights, including patent, patent application, copyright, trademark, service mark, trade secret, mask work rights, data rights and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime.

1.46         “Intellectual Property Documentation Dates” means each of the following: [*]

1.47         “Intentional Ignition” means, with respect to the Satellite, the start of the ignition process for the purpose of Launch, which is the time at which the command signal is sent to the Launch Vehicle. This definition shall be modified to reflect the definition of “intentional ignition” in the Launch Services Agreement applicable to Launch of the Satellite.

1.48         “Key Personnel” has the meaning set forth in Article 29.2.

1.49         “Launch” means, with respect to the Satellite, Intentional Ignition followed by lift-off. This definition shall be modified to incorporate the definition of “launch” from the Launch Services Agreement applicable to the Launch of the Satellite.

1.50         “Launch and In-Orbit Insurance Policy” has the meaning set forth in Article 35.1.

1.51         “Launch Agency” means the Person responsible for conducting the Launch Services for the Satellite.

1.52         “Launch Services” means those services provided by the Launch Agency for the Launch of the Satellite pursuant to the Launch Services Agreement.

1.53         “Launch Services Agreement” or “LSA” means the contract between Purchaser and the Launch Agency that provides for Launch Services for the Satellite, as such contract may be amended from time to time in accordance with its terms.

1.54         “Launch Site” means the location that will be used by the Launch Agency for purposes of launching the Satellite, but in the case of Sea Launch it shall mean the home port located in Long Beach, CA.

1.55         “Launch Support” or “Launch Support Services” means those services specified in Exhibit A, Statement of Work to be provided by Contractor in support of Launch Services.

1.56         “Launch Vehicle” means the launch vehicle used for Launch Services for the Satellite.

1.57         “Less than Satisfactorily Operating Satellite” has the meaning set forth in Article 13.2.1.

1.58         “Less than Satisfactorily Operating Space Segment” has the meaning set forth in Article 13.2.1.

1.59         “London Inter-Bank Offer Rate” or “LIBOR” means the rate per annum shown, on the third (3rd) London business day preceding the day of commencement of an interest calculation period, on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits in an amount approximately equal to the amount on which the interest is to be applied for a three-month period (the “Rate Base”), as shown under the heading “USD” as of 11:00 a.m. (London Time); provided that in the event no such rate is shown, LIBOR shall be the rate per annum (rounded to the nearest 1/100th of one percent) based on the rates at which U.S. dollar deposits approximately equal in principal amount to the Rate Base and for a three-month period are displayed on page “LIBO” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided that in the event fewer than two such rates are displayed, or if no such rate is relevant, LIBOR shall be the rate per annum equal to the rate offered by Credit Suisse, New York Branch, at approximately 11:00 a.m. (London Time) to prime banks in the London interbank market on deposits in U.S. dollars in an amount approximately equal in principal amount to the aggregate principal balance of the Rate Base for a three-month period.

1.60         “Losses” has the meaning set forth in Article 20.1.

1.61         “Major Subcontract” means a subcontract related to the performance of this Contract and valued at Two Million Five Hundred Thousand United States dollars (U.S. $2,500,000) or more and such other subcontracts that have been agreed by Purchaser and Contractor as material.

1.62         “May FCC Order” has the meaning set forth in Article 5.2.3A.

1.63         “Milestone” means a specific numbered event as described in Exhibit F, Payment Plan and Termination Liability Amounts.

1.64         “Milestone Date” means, with respect to a particular Milestone, the date which such Milestone is scheduled for completion as set forth in Exhibit F, Payment Plan and Termination Liability Amounts.

1.65         “Mission Operations Support Services” means the orbit-raising, IOT, SSIOT and related services specified in Exhibit A, Statement of Work and/or Exhibit G, Space Segment Statement of Work, to be performed by Contractor for the Satellite and the Space Segment.

1.66         “Net Partial Termination Claim” has the meaning set forth in Article 21.2.2.

1.67         “Net Whole Termination Claim” has the meaning set forth in Article 21.2.1.

1.68         “Notice of Election” has the meaning set forth in Article 20.3.1.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.69         “Notice of Termination for Default” has the meaning set forth in Article 23.

1.70         “Notice of Termination for Convenience” has the meaning set forth in Article 21.1.

1.71         “Notice of Termination for Excessive Force Majeure” has the meaning set forth in Article 23.3.

1.72         “Notice to Stop Work” has the meaning set forth in Article 16.2.

1.73         “NSP” means not separately priced and included in the Firm Fixed Price.

1.74         “Option Space Segment” has the meaning set forth in Article 24.5.

1.75         “Orbital Performance Incentives” shall mean, collectively, the Satellite Orbital Performance Incentives and the Space Segment Orbital Performance Incentives.

1.76         “Orbital Storage” means, with respect to an otherwise operational Satellite, any period of time of intentional non-use by Purchaser of such Satellite after Acceptance.

1.77         “Original Deadline Date” has the meaning set forth in Article 5.2.3A.

1.78         “Partial Termination Claim” has the meaning set forth in Article 21.2.2.

1.79         [*]

1.80         “Party” or “Parties” means Purchaser, Contractor or both, as the context requires.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.81         “Payment Plan” means the payment plan for the Satellite, the Space Segment and the DSS, as set forth in Exhibit F, Payment Plan and Termination Liability Amounts. The Payment Plan shall be adjusted to include other Deliverable Items in accordance with Article 24, if the applicable options are exercised, as provided in Exhibit F. The Payment Plan shall also be adjusted in accordance with Article 16, if Change Requests are implemented.

1.82         “Permitted Purposes” means [*]

1.83         “Performance Specification” means the applicable performance specifications for the Satellite, the Space Segment, the GBBF Subsystem, and other Deliverable Items in the context of the applicable clause, as such specification may be amended from time to time in accordance with the terms hereof.

1.84         “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

1.85         “PMO” means the Purchaser program management office to be designated by Purchaser.

1.86         “Product Assurance Program Plan” means the product assurance program plan attached as Exhibit C, as may be amended from time to time in accordance with the terms hereof.

1.87         “Proprietary Information” has the meaning set forth in Article 31.

1.88         “Purchaser” has the meaning set forth in the preamble and any successor or assignee permitted hereunder.

1.89         “Purchaser Background Intellectual Property” means Intellectual Property first made, developed, or created by Purchaser (or by others, other than Contractor or any of its subcontractors, acting on behalf of Purchaser) prior to the negotiation or performance of the Original Satellite Contract or otherwise first made, developed, or created by Purchaser (or by others, other than Contractor or any of its subcontractors, acting on behalf of Purchaser) other than in performance of or pursuant to this Contract or the Original Satellite Contract and necessary for the use of any Deliverable Item.

1.90         “Purchaser Delay” has the meaning set forth in Article 18.

1.91         “Purchaser Space Segment Foreground Intellectual Property” means Intellectual Property first made, developed or created by Purchaser (or by others acting on behalf of Purchaser other than Contractor or its subcontractors) with respect to the GBBF Subsystem under the Original Satellite Contract and/or the Space Segment under this Contract. Notwithstanding the foregoing, “Purchaser Space Segment Foreground Intellectual Property” shall not include any Intellectual Property in or relating specifically to the Satellite or any

Intellectual Property first made, developed or created after Space Segment Acceptance or after termination of this Contract.

1.92         “Satellite” or “Spacecraft” means the communications satellite that is to be manufactured by Contractor and to be Delivered to Purchaser pursuant to this Contract.

1.93         “Satellite Anomaly” means, with respect to the Satellite on-orbit, a condition or occurrence that has, in Purchaser’s reasonable opinion, a material adverse impact on the Satellite Stated Life or performance of such Satellite.

1.94         “Satellite Option” has the meaning set forth in Article 24.

1.95         “Satellite Option Exercise” has the meaning set forth in Article 24.

1.96         “Satellite Orbital Performance Incentive Period” has the meaning set forth in Article 13.1.

1.97         “Satellite Orbital Performance Incentives” has the meaning set forth in Article 13.1.

1.98         “Satellite Pre-Shipment Review” or “SPSR” has the meaning set forth in Article 9.

1.99         “Satellite Test Plan” means the Satellite program test plan attached as Exhibit D, as may be amended from time to time in accordance with the terms hereof.

1.100       “Satellite Stated Life” or “Satellite Mission Life” means, with respect to a Satellite, the contracted-for life of fifteen (15) years for such Satellite as set forth in Section 2.7 of Exhibit B, Satellite Performance Specification, commencing upon Acceptance of such Satellite.

1.101       “Satellite Storage Plan” has the meaning set forth in Article 24.4 (a).

1.102       “Satisfactorily Operating Satellite” has the meaning set forth in Article 13.2.1.

1.103       “Satisfactorily Operating Space Segment” has the meaning set forth in Article 13.2.1.

1.104       “SCF” means satellite control facility.

1.105       “SCCS/E” has the meaning set forth in Article 24.2.

1.106       “Space Segment” means the space segment comprised of the Satellite and the GBBF Subsystem, integrated for the purpose of communications services, Delivered by Contractor to Purchaser pursuant to this Contract, as more fully described in Exhibit E, Space Segment Performance Specification and Exhibit G, Space Segment Statement of Work.

1.107       “Space Segment Acceptance Deadline” has the meaning set forth in Article 10.1.2.

1.108       “Space Segment Acceptance Payment” has the meaning set forth in Article 5.2.3C.

1.109       “Space Segment IOT” or “SSIOT” means the Space Segment In-Orbit Test in accordance with Article 10.1.2 and as more fully described in Exhibit G, Space Segment Statement of Work and Exhibit H, Space Segment Test Plan.

1.110       “Space Segment IOT Complete Date” has the meaning set forth in Article 10.1.2.

1.111       “Space Segment Option” has the meaning set forth in Article 24.5.

1.112       “Space Segment Option Exercise” has the meaning set forth in Article 24.5.

1.113       “Space Segment Option Price” has the meaning set forth in Article 24.5.

1.114       “Space Segment Orbital Performance Incentive Period” has the meaning set forth in Article 13.1.

1.115       “Space Segment Orbital Performance Incentives” has the meaning set forth in Article 13.1.

1.116       “Space Segment Test Plan” means the Space Segment test plan attached as Exhibit H, as may be amended from time to time in accordance with the terms hereof.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.117       “Space Segment Warranty Termination Payment” has the meaning set forth in Article 10.1.2.

1.118       “Spacecraft Launch Readiness Review” or “SLRR” or “LRR” means the testing and review in accordance with Article 9.2 of this Contract and Section 2.2.7.2 of Exhibit A, Statement of Work.

1.119       “SSIOT Deadline” has the meaning set forth in Article 10.4.

1.120       “Special Adjustment Factors” means [*]

1.121       “Standard Adjustment Factors” means [*]

1.122       “Statement of Work” or “SOW” means, as applicable, the statement of work attached as Exhibit A, Exhibit G or Exhibit J, as the same may be amended from time to time in accordance with the terms hereof.

1.123       “Storage” has the meaning set forth in Article 24.4.

1.124       “Summary In-Orbit Test Report” shall have the meaning set forth in Exhibit A, Statement of Work.

1.125       “Taxes” has the meaning set forth in Article 4.2.

1.126       “Terminated Ignition” means that, following the time when the electronic signal is sent to command the opening of any first stage propellant valves, the first stage engines of the Launch Vehicle are shut down for any reason before the hold down mechanism is released and the launch pad is declared safe by the Launch Agency. This definition shall be modified to incorporate the definition of “terminated ignition” from the Launch Service Agreement applicable to the Launch of the Satellite.

1.127       “Third Party Intellectual Property” means Intellectual Property owned by any third party (other than a subcontractor acting for or on behalf of Contractor or Purchaser, as applicable) that is directly incorporated in and necessary for the continued use of any Deliverable Item.

1.128       “Total Loss” means the destruction or total operational failure of the Satellite or any other condition of the Satellite that precludes the occurrence of the IOT Complete Date. This definition shall be modified to reflect the definition of “total loss” or “total constructive loss” in the Launch and In-Orbit Insurance Policy, if such policy of insurance is obtained.

1.129       “Whole Termination Claim” has the meaning set forth in Article 21.2.1.

1.130       “Work-in-process” or “WIP” has the meaning set forth in Article 23.1.3.

1.131       “Work” means all design, development, construction, manufacturing, labor, and services, including tests to be performed, and any and all Deliverable Items, including the Satellite, the Space Segment, the DSS and the GBBF Subsystem, and software, Deliverable Data, Mission Operations Support Services, Launch Support Services, training, and equipment, materials, articles, matters, services, and things to be furnished and rights (including, but not limited to, rights with respect to Intellectual Property) to be transferred to Purchaser under this Contract, or any subcontract hereunder entered into by Contractor.

ARTICLE 2- SCOPE OF WORK

2.1        Provision of Services and Materials.

Contractor hereby agrees to perform the Work in accordance with this Contract, including the following Exhibits, which are attached hereto and made a part hereof:

2.1.1        Exhibit A, Statement of Work, dated July 25, 2005.

2.1.2        Exhibit B, Satellite Performance Specification, dated July 29, 2005.

2.1.3        Exhibit C, Product Assurance Program Plan, dated April 5, 2004.

2.1.4        Exhibit D, Satellite Test Plan, dated July 27, 2005.

2.1.5        Exhibit E, Space Segment Performance Specification, dated November 17, 2005.

2.1.6        Exhibit F, Payment Plan and Termination Liability Amounts, dated November 18, 2005.

2.1.7        Exhibit G, Space Segment Statement of Work, dated November 23, 2005.

2.1.8        Exhibit H, Space Segment Test Plan, dated November 16, 2005.

2.1.9        Exhibit J, ICO DSS SOW and Functional Requirements, dated September 20, 2005.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ARTICLE 3- DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1        Deliverable Items.

Subject to the other terms and conditions of this Contract, the items to be delivered under this Contract are specified in the table below and Delivery by Contractor shall occur on or before the corresponding dates in the table below and to the specified locations in the table below (or such other locations as the Parties may agree):

Item	Description	Delivery Date	Delivery Location

1.	Space Segment	Upon Acceptance under Article 10.1.2	In orbit

2.	Satellite	May [*], 2007	Contractor’s Facility in Palo Alto, CA

3.	GBBF Subsystem	[*]	Purchaser’s Gateways and Pointing Beacon Station Locations Per SOW, Exhibit G

4.	Deliverable Data	Per SOW, Exhibits A and G	PMO

5.	Training	Per SOW, Exhibits A and G	Per SOW, Exhibits A and G

6.	Launch Support Services	Per SOW, Exhibit A	Per SOW, Exhibit A

7.	Mission Operations Support Services	Per SOW, Exhibits A and G	Per SOW, Exhibits A and G

8.	Dynamic Satellite Simulator (DSS)	[*]	U.S. CONUS Location TBD Per Exhibit J

3.2        Delivery.

Delivery of each Deliverable Item other than the Satellite and the Space Segment, shall occur upon Acceptance of such Deliverable Item in accordance with Article 11. Delivery of the Satellite shall occur upon successful completion of the Satellite Pre-Shipment Review pursuant to Article 9. Delivery of the Space Segment shall occur upon Acceptance of the Space Segment pursuant to Article 10.1.2.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ARTICLE 4 - PRICE

4.1           Firm Fixed Price.

Subject to Article 4.2 hereof, the price to be paid by Purchaser to Contractor for the Deliverable Items set forth in Article 3.1 and for the other rights and services to be provided to Purchaser pursuant to this Contract shall be a firm fixed price of Two Hundred Sixty Eight Million Eight Hundred Thousand United States dollars (U.S. $268,800,000) (the “Firm Fixed Price”), which shall be allocated among the Deliverable Items as follows (or such other allocations as the Parties may agree):

Description	Price (U.S. $)

Satellite Construction

Construction of the ICO GEO Satellite, Deliverable Data, Training, Launch Support Services, Mission Operations Support Services, and other services as set forth in Article 3 and Exhibit A, Statement of Work

[*]
Satellite Orbital Performance Incentives (note 1)	[*]
[*]	[*]
Total Satellite Construction	[*]

Space Segment/Ground Based Beam Forming Subsystem (Not Including Satellite)

Construction of the ICO Space Segment/GBBF Subsystem (not including Satellite), Deliverable Data, Training, and other services as set forth in Article 3 and Exhibit G, Statement of Work, and Space Segment Acceptance Payment set forth in Article 5.2.3C

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

GBBF Subsystem Delivery Incentive Payment (note 3)	[*]
Space Segment Orbital Performance Incentives (note 4)	[*]
Total Space Segment/Ground Based Beam Forming Subsystem	[*]

Dynamic Satellite Simulator	[*]

Total Contract Price	268,800,000

Note (1): The price indicated above includes the maximum potential Satellite Orbital Performance Incentives, subject to the terms of Article 13

[*]

Note (3): The price indicated above includes the maximum potential GBBF Incentive Payment, subject to the terms of Article 5.2.3B

Note (4): The price indicated above includes the maximum potential Space Segment Orbital Performance Incentives, subject to the terms of Article 13. Notwithstanding the above, as provided in Article 13.1,  under certain circumstances, the Space Segment Orbital Performance Incentives may increase up to U.S. [*]

Except as otherwise expressly provided in this Contract, the Firm Fixed Price is not subject to any escalation or to any adjustment or revision. The price for those items subject to an option under this Contract is set forth in Article 24.

Except as expressly provided by this Contract, the item price for the Satellite, the Space Segment, the GBBF Subsystem, and the other Deliverable Items specified herein includes all parts and services to be provided pursuant to this Contract including, without limitation, on-going design, manufacturing, installation, tests,

Deliverable Data, rights and interests in Intellectual Property as set forth in this Contract, training, and insurance support services as required by Article 35, packing and transport of the Satellite to the Launch Site, transit insurance and such other insurance as is required by Article 28, all in accordance with the terms and conditions of this Contract, as specified herein.

4.2           Taxes.

The Firm Fixed Price includes all applicable taxes, duties and similar liabilities (including interest, fines, penalties, or additions attributable or  imposed on or with respect to, any such taxes, duties and similar liabilities) imposed by any United States federal, state, or local government in connection with this Contract and the taxing authorities having jurisdiction over Launch Services and the Launch Site  (“Taxes”) with respect to the  Work; provided, however, the Firm Fixed Price does not include any Taxes on the sale of the GBBF Subsystem, the DSS or the SCCS/E  (if the applicable options are exercised), the payment of which Taxes shall be the responsibility of Purchaser. Subject to Article 12.3, Contractor has made or will make all the necessary filings in order to deliver the Work (except the GBBF Subsystem, the DSS, and the SCCS/E with respect to Taxes that are the responsibility of Purchaser under this Contract) free and clear of any liens or encumbrances for Taxes. Subject to the indemnification procedures set forth in Article 20.3, in the event any governmental or taxing authority imposes or assesses Taxes against Purchaser in connection with any Deliverable Item (except as otherwise provided), Contractor shall indemnify Purchaser for any Taxes, interest and penalties on such Taxes paid by or assessed against Purchaser and shall reimburse Purchaser for the reasonable actual costs incurred by Purchaser for defense of any action for payment of such Taxes (whether or not Purchaser actually pays such Taxes).

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

4.3           The Firm Fixed Price includes Launch Support Services for Launch of the Satellite on a U.S. domestic Launch Vehicle, including the Sea Launch Launch Vehicle. In the event that the Purchaser elects to Launch the Satellite on a non-U.S. domestic Launch Vehicle, the Firm Fixed Price shall be increased by one of the following amounts:

i. For Launch on an Ariane Launch Vehicle :	U.S.[*]

ii. For Launch on a Proton Launch Vehicle:	U.S.[*]

ARTICLE 5 - PAYMENTS

5.1           Payment Plan.

Payments by Purchaser to Contractor of the Firm Fixed Price set forth in Article 4, and of the amounts for options, if exercised by Purchaser pursuant to this Contract (other than pursuant to Article 24.5), shall be in accordance with Exhibit F, Payment Plan and Termination Liability Amounts, as applicable thereto. Contractor shall deliver the applicable invoice for payment and any required certification within fifteen (15) days after the later of the completion of the relevant Milestone or the applicable Milestone Date.

5.2           Payment Conditions.

5.2.1        Orbital Performance Incentive Payments. All Satellite Orbital Performance Incentive and Space Segment Orbital Performance Incentive payments shall be made in accordance with Article 13.

5.2.2        Milestone Payments. Subject to Article 5.6, all payments due from Purchaser upon the completion of a Milestone described in the Payment Plan shall be paid no later than thirty (30) days after the receipt by Purchaser of an invoice and certification (delivered in accordance with Article 5.1 above) in the form attached hereto as Attachment A that the Milestone has been completed in accordance with the requirements of this Contract, together with the necessary or appropriate supporting data and documentation as required hereunder, if any, or as Purchaser may reasonably request within ten (10) days of receipt of invoice. Notwithstanding the foregoing, and without prejudice to Purchaser’s rights under Article 5.6, Purchaser, in its sole discretion, may agree to make a partial payment to Contractor for partial completion of a Milestone or for completion of a Milestone prior to the applicable Milestone Date.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*] of the applicable events set forth below (each, an “FCC Event” and as to all, the “FCC Events”) on or prior to the applicable Deadline Date (defined below):

FCC Events	"Original Deadline Date"
1. Place order for TWTAs	September 15, 2005
2. Complete bus wire harness fabrication	January 15, 2006
3. Start communications panel/payload integration	March 1, 2006
4. Complete propulsion integration	May 1, 2006
5. Complete bus integration	July 1, 2006
6. Complete main body integration	October 1, 2006
7. Complete reference performance test	January 1, 2007
8. Complete thermal vacuum test	March 1, 2007
9. Delivery of Satellite	May [*], 2007

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

The "Deadline Date" for an FCC Event shall mean the Original Deadline Date in the table above for such FCC Event, as such date may be specifically extended by FCC order, provided that the Deadline Date for Delivery of Satellite (FCC Event No. 9) shall be the later of May [*], 2007 (the Original Deadline Date) and forty-five (45) days prior to the date required by the FCC for "launch of the Satellite" under an applicable FCC order.

The FCC Events (other than Delivery of the Satellite) reflect implementation milestones imposed by the FCC in the certain Memorandum Opinion and Order adopted May 24, 2005, ICO Satellite Services G.P., Application for Modification of 2 GHz Authorization (the "May FCC Order"). The FCC Events (and "launch of the Satellite") shall have the meanings given in the May FCC Order provided that Delivery of the Satellite shall have the meaning set forth in this Contract. The FCC Events also correspond to Milestones in Exhibit F, Payment Plan and Termination Liability Amounts.

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

5.2.3B     GBBF Incentive Payment.

Without limiting Contractor’s right to any Space Segment Orbital Performance Incentives earned pursuant to Article 13, Contractor may earn, and if earned Purchaser shall pay, [*] (the “GBBF Incentive Payment”) upon Purchaser’s Acceptance of the GBBF Subsystem in accordance with Article 11.2.2 on or prior to [*]. If Purchaser’s Acceptance of the GBBF Subsystem does not occur on or before [*], then, except as provided in this Article 5.2.3B, no GBBF Incentive Payment shall be earned regardless of whether such failure is due to Force Majeure or any other cause or event provided that the date may be extended to the extent provided by and subject to Article 18.

[*]

The amount payable to Contractor under this Article 5.2.3B shall be made no later than thirty (30) days after receipt of an invoice and certification from Contractor that the GBBF event has been completed and is due in accordance with this Article 5.2.3B and documented in accordance with the requirements of this Contract together with the necessary or appropriate supporting data and documentation as required under this Contract. Payment of the GBBF Incentive Payment shall also be subject to the verification process set forth in Article 5.2.2 with respect to Milestone payments as if such event were a Milestone for purposes of this Contract.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

5.2.3C     Space Segment Acceptance Payment.

Without limiting Contractor’s right to any Space Segment Orbital Performance Incentives earned pursuant to Article 13, if (but only if) the Space Segment is established to be a Conforming Space Segment at the time of Space Segment Acceptance, Purchaser shall pay to Contractor an amount equal to [*] The amount payable to Contractor under this Article 5.2.3C shall be made no later than thirty (30) days after receipt of an invoice and certification from Contractor that the Space Segment Acceptance Payment is due in accordance with this Article 5.2.3C, together with the necessary or appropriate supporting data and documentation supporting such certification as required under this Contract. Payment of the Space Segment Acceptance Payment shall also be subject to the verification process set forth in Article 5.2.2.

5.2.4        Other Payments.

Unless as otherwise specified herein, all amounts payable to Contractor with respect to other payments not covered in Articles 5.2.1, 5.2.2 and  5.2.3 above, shall be made no later than thirty (30) days after receipt of an invoice and certification in the form attached hereto as Attachment A that such other work has been completed and documented in accordance with the requirements of this Contract together with the necessary or appropriate supporting data and documentation as required under this Contract, if any, or as Purchaser may reasonably request within ten (10) days of receipt of invoice.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

5.2.5        Obligation to Pay.

If Contractor shall not have delivered any invoice required hereunder within the time specified therefor, the relevant payment due from Purchaser shall be suspended (without interest) and shall become payable on or before thirty (30) days after receipt of such invoice.

5.3           Late Payment.

5.3.1        Interest. In the event that any payment due under this Contract is not made when due hereunder, without prejudice to the other rights and remedies under this Contract or at law or in equity under this Contract of the Party entitled to such payment, such Party shall also be entitled to interest at the annualized rate of [*] on the unpaid balance thereof from the date such payment is due hereunder until such time as payment is made.

5.3.2        Stop Work. If any payment is not made by Purchaser by the date thirty (30) days after the due date, Contractor may issue to Purchaser a written notice of reminder for payment. Subject to Article 5.6, if Purchaser does not make the payment within five (5) days of the receipt of the written reminder notice, without prejudice to Contractor’s other rights and remedies under this Contract, Contractor may, upon written notice to Purchaser, elect to suspend performance of the Work. If Contractor subsequently resumes performance of the Work, this Contract shall be Equitably Adjusted.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

5.4           Invoices.

Invoices required to be delivered by Contractor hereunder shall be submitted by facsimile and air mail to Purchaser (original plus one (1) copy, including supporting documentation and data) at the following address:

ICO Satellite Management LLC

222 N. Sepulveda Boulevard

Suite 1770

El Segundo, CA  90245

Attn:  Contract Manager

Facsimile:  (310) 760-0494

Telephone: [*]

With a copy to:

ICO Satellite Management LLC

2300 Carillon Point

Kirkland, WA  98033

Attn:  CFO

Facsimile: (425) 828-8021

Telephone: [*]

or to such other address as Purchaser may specify in writing to Contractor.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

5.5           Payment Bank.

All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

SPACE SYSTEMS/LORAL, INC.

[*]

or such other account or accounts as Contractor may specify in writing to Purchaser.

5.6           Disputed Amounts.

In the event Purchaser determines in good faith that the Milestone covered by Contractor’s invoice has not been completed in accordance with the requirements of this Contract, Purchaser shall so notify Contractor in writing within fifteen (15) days of receipt of the invoice and applicable certification. Such notification shall state in reasonable detail the area(s) Purchaser considers not to be completed in accordance with the requirements of this Contract. Upon completion of the Milestone in accordance with the requirements of the Contract, the Contractor shall issue a replacement invoice. Until the Milestone is completed in accordance with the Contract and issuance of the replacement invoice not disputed by Purchaser in good faith, Purchaser shall have no obligation for payment and no interest shall accrue. Notwithstanding the foregoing, in the event that the noted discrepancy(ies) in Milestone completion does not in Purchaser’s good faith judgment substantially impair the completion of the Milestone, Purchaser shall still pay such invoice; Purchaser, however, may withhold ten percent (10%) of the affected payment which Contractor may immediately invoice upon correction of the discrepancy. Upon receipt of notification from Purchaser contending a Milestone had not been completed, the Parties’ respective program managers shall meet and use good faith efforts to resolve such disagreement.

5.7           Set Off.

In the event one Party has not paid any amount that is due and payable under this Contract, the other Party shall have the right to set off such amount against any payments due to the other Party under this Contract, provided any amount in dispute pursuant to Article 5.6 shall not be considered eligible for setoff while the dispute is being resolved.

ARTICLE 6 - PURCHASER-FURNISHED ITEMS

6.1           Purchaser-Furnished Support.

To enable Contractor to install the GBBF Subsystem and to perform Launch Support Services and Mission Operations Support Services, Purchaser shall timely make available to Contractor the Purchaser-furnished equipment, facilities and services described in Section 2.4 (Purchaser Furnished Items) of Exhibit A, Statement of Work and Section 2.4 (Purchaser Furnished Items) of Exhibit G, Space Segment Statement of Work at the applicable times set forth in such Exhibits, as the same may be adjusted. Such equipment, facilities and services shall be in good working condition and adequate for the required purposes and, for the installation of the GBBF Subsystem and the Launch of and Mission Operations Support Services for the Satellite hereunder, shall be made available free of charge for Contractor’s use (solely for the purposes of this Contract) during the period(s) specified in Exhibit A, Statement of Work or Exhibit G, Space Segment Statement of Work, as the case may be. Purchaser and Contractor will conduct an interface meeting on the date established therefor at the technical interchange meeting described in Section 2.3 (Deliverable Hardware, Software, and Services) of Exhibit A, Statement of Work to confirm the availability and adequacy of such Purchaser-furnished equipment, facilities and services.

6.2           Communications Authorizations.

Contractor shall be responsible, at its cost and expense, for preparing, coordinating and filing all applications, registrations, reports, licenses, permits and authorizations required of Contractor to perform its obligations under this Contract.

Purchaser shall be responsible, at its cost and expense, for preparing, coordinating and filing all applications, registrations, reports, licenses, permits and authorizations with the FCC if required to do so and with any other national governmental agencies having jurisdiction over Purchaser, for the construction,

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

launch and operation of the Satellite and Space Segment. Contractor shall provide such reasonable cooperation and support as Purchaser may reasonably request in support of Purchaser’s preparation, coordination and filing of such applications, registrations, reports, licenses, permits and authorizations. From and after Acceptance of the Space Segment, for any support provided by Contractor under this Article 6.2, Contractor shall be entitled to reimbursement of Actual Costs reasonably incurred in connection with the provision of such support plus a markup of [*] with such Actual Costs and associated markup to be invoiced and paid in accordance with Article 5.

6.3           Radio Frequency Coordination.

Purchaser shall be responsible for the timely preparation and submission of all filings required by the International Telecommunication Union (or any successor agency thereto) and all relevant domestic communications regulatory authorities regarding radio frequency and orbital position coordination. Such filings shall be made in accordance with the Radio Regulations of the International Telecommunication Union (or any successor agency) and the laws and regulations of all domestic communications regulatory authorities having jurisdiction over Purchaser. Contractor shall, at its own cost and expense, provide such reasonable cooperation and support as Purchaser may reasonably request in support of Purchaser’s efforts in the preparation and submission of such filings. From and after Acceptance of the Space Segment, for any support provided by Contractor under this Article 6.3, Contractor shall be entitled to reimbursement of Actual Costs reasonably incurred in connection with the provision of such support plus a markup of [*] with such Actual Costs and markup to be invoiced and paid in accordance with Article 5.

6.4           Satellite Performance Data.

Commencing with the first full calendar month following Acceptance of the Satellite, Purchaser shall provide a report to Contractor describing the general health and operating status of such Satellite. Such report shall be provided to

Contractor on a monthly basis thereafter, delivered to Contractor promptly after the end of each month during the Satellite Stated Life. In the event of a Satellite Anomaly that occurs during the Satellite Stated Life, Purchaser shall timely provide Contractor with or give Contractor access to any data Contractor may reasonably require to investigate or correct (if Contractor is able to do so) such Satellite Anomaly and/or support Purchaser in making and perfecting claims for insurance recovery relating to such Satellite Anomaly as set forth in Article 35.2. In no event shall Purchaser have liability for failing to deliver any report under this Article 6.4 or for the contents thereof except to the extent, if any, such failure to report is a material reason Contractor shall fail to earn Satellite Orbital Performance Incentives in accordance with Article 13 hereof (and then only with respect to such unearned Satellite Orbital Performance Incentives).

6.5           Late Delivery of Purchaser-Furnished Items or Services.

The late delivery of Purchaser-furnished items or services, individually or combined, shall be subject to Article 18.

6.6           Launch Services.

Purchaser shall be responsible for furnishing Launch Services for the Satellite and Purchaser shall no later than twelve (12) months prior to Delivery of the Satellite, notify Contractor of its selection of the Launch Vehicle for the Launch of the Satellite. The Launch Vehicle shall be one of the candidate Launch Vehicles identified in Paragraph 2.1 (Launch Requirements) of Exhibit B, Satellite Performance Specification, and the Launch Date shall be compatible with the Satellite Delivery schedule set forth in Article 3.1 hereof.

ARTICLE 7 - COMPLIANCE WITH U.S. LAWS AND DIRECTIVES

7.1           General.

Each Party shall, at its expense, perform their respective obligations hereunder in accordance with all applicable laws, regulations, and policies of the United States and the conditions of all applicable United States Government approvals, permits, or licenses.

7.2           Compliance with U.S. Export Control Laws.

7.2.1        Contractor shall, at its expense, perform the Work in accordance with all applicable export control laws, regulations, and policies of the United States and the conditions of all applicable United States Government approvals, permits, and licenses and shall provide Purchaser such assistance as Purchaser may reasonably request.

7.2.2        Any obligation of Contractor hereunder to provide hardware, software, Deliverable Data, other technical information or technical services to Purchaser and its personnel and/or its representatives shall be subject to applicable U.S. Government export control and security laws, regulations, policies and license conditions, as construed by Contractor in good faith. The Parties shall work cooperatively and in good faith to implement this Contract in compliance with such laws, regulations, policies and license conditions. If and to the extent required by U.S. law, Purchaser and its personnel and/or representatives shall enter into U.S. Government-approved agreement(s), separate from this Contract, governing Contractor’s provision of hardware, software, Deliverable Data, other technical information or technical services in connection with this Contract.

7.3           Licenses and Other Approvals.

Contractor shall at its expense timely apply for and, once issued, maintain all U.S. Government export licenses, agreements and other approvals that are required for “foreign person” personnel and/or representatives of Purchaser

(including, but not limited to, all foreign Affiliates and related entities of Purchaser involved with the procurement) as well as Purchaser’s insurance providers to have access to Contractor facilities, hardware, software, Deliverable Data, other technical information or technical services in connection with the performance of this Contract. A “foreign person” shall be as defined in the International Traffic in Arms Regulations, 22 C.F.R. §120.16, as amended. As early as practicable, Purchaser shall provide Contractor with a list of countries (if other than the U.S.) of which “foreign person” personnel and/or representatives of Purchaser (including, but not limited to foreign subsidiaries and related entities of Purchaser involved with the procurement) as well as Purchaser’s insurance providers if such personnel, representatives, insurance providers will or may have access to U.S. export-controlled items under this Contract. Purchaser shall provide the reasonable cooperation and support necessary for Contractor to apply for and maintain such required U.S. export licenses, agreements and other approvals, and shall promptly notify Contractor of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export licenses, agreements and approvals. At Purchaser’s request, Contractor shall include Purchaser (and related entities involved with the procurement) as a named party in any application to the U.S. government for approval of such export licenses, agreements and other approvals so as to permit Purchaser to be present during any discussion or meetings where Purchaser’s foreign subsidiaries/related entities, insurance providers may receive from or discuss with Contractor export-controlled technical data. Contractor shall provide the parties to such export licenses and agreements copies of the export licenses and agreements, including any U.S. government provisos related to same.

NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT, IN NO EVENT SHALL CONTRACTOR BE OBLIGATED UNDER THIS CONTRACT TO PROVIDE ACCESS TO CONTRACTOR OR SUBCONTRACTOR FACILITIES; PROVIDE ACCESS TO OR FURNISH HARDWARE, SOFTWARE, DELIVERABLE DATA OR OTHER TECHNICAL INFORMATION; OR PROVIDE TECHNICAL SERVICES, TO ANY PERSON EXCEPT IN COMPLIANCE WITH APPLICABLE U.S. EXPORT CONTROL LAWS, REGULATIONS, POLICIES AND LICENSE CONDITIONS, AS CONSTRUED BY CONTRACTOR IN GOOD FAITH.

7.4           No Unauthorized Exports or Retransfers.

PURCHASER SHALL NOT EXPORT OR TRANSFER TO ANY “FOREIGN PERSON” ANY HARDWARE, SOFTWARE, DELIVERABLE DATA, OTHER TECHNICAL INFORMATION OR TECHNICAL SERVICES FURNISHED HEREUNDER, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS AND OTHER APPROVALS REFERENCED IN ARTICLES 7.2 AND 7.3 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

IF PURCHASER IS A “FOREIGN PERSON”, PURCHASER UNDERSTANDS AND WARRANTS THAT IT SHALL NOT RE-EXPORT, RE-TRANSFER OR DIVERT TO ANY THIRD PARTY ANY ITEM EXPORTED TO PURCHASER UNDER OR IN CONNECTION WITH THIS CONTRACT, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS OR OTHER APPROVALS REFERENCED IN ARTICLES 7.2 AND 7.3 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ARTICLE 8 - ACCESS TO WORK-IN-PROCESS

8.1           General.

Contractor represents and warrants that, subject to Article 7, the access to the Work (which shall include access to the Work-in-process) to be provided Purchaser personnel (and Purchaser’s  consultants and agents) under this Contract is, or shall be, substantially similar to the access Contractor provides to its other major commercial customers. In the event Contractor becomes aware that the access to the Work provided to Purchaser under this Contract is not as extensive as required by this Contract, Contractor shall promptly remedy that situation.

8.2           Work-in-Process at Contractor’s Facility.

Subject to Article 7 and compliance with Contractor’s normal and customary safety and security regulations and practices, Purchaser personnel (and Purchaser’s consultants and agents) shall be allowed access to all Work being performed at Contractor’s facility for the Satellite, the GBBF Subsystem, the Space Segment, the DSS and other Deliverable Items, for the purpose of observing the progress of such Work. Subject to Article 7, Purchaser shall be provided not less than [*] non-escort permanent badges and not less than [*] escort badges to agreed work areas where the Work is being performed. For Purchaser’s personnel, consultants and agents without such badges, access to the Work shall be, upon reasonable prior notice to Contractor, and shall occur during normal working hours or at such other hours as Contractor may agree.

8.3           Work-in-Process at Subcontractors’ Facilities.

In the case of Contractor’s Major Subcontracts (which, for purposes of this Article 8.3, shall include Contractor’s subcontract with the principal GBBF Subsystem supplier regardless of the value of such subcontract), and such other non-major subcontracts under which the effort in support hereunder involves significant design or qualification or the subcontractor is experiencing performance

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

difficulties which may have a material adverse effect on the Delivery schedule or performance or provision of a Deliverable Item, Contractor shall use commercially reasonable efforts to require that each such subcontract contain a provision substantially similar to this Article 8 with respect to access to the applicable subcontractor’s facilities and performance of the Work. Such access shall be subject to Article 7 and (i) each such subcontractor’s safety and security regulations of which Purchaser is advised in writing prior to any visit, and (ii) the right of Contractor to accompany Purchaser on any such visit to a subcontractor’s facility.

8.4           On-Site Facilities for Purchaser’s Personnel.

For the purpose of monitoring the progress of the Work being performed by Contractor hereunder, Contractor shall provide office facilities at or proximate to Contractor’s plant for not less than [*] resident Purchaser personnel (and/or Purchaser’s duly appointed consultants and agents) through Acceptance of the last Satellite ordered hereunder (or through Acceptance and completion of all testing of the associated Space Segment, if Acceptance therefor is later). The office facilities to be provided shall include such services as Purchaser shall reasonably require including a reasonable amount of office space, office furniture, local telephone service, reasonable long-distance telephone usage, access to copy machines, facsimile machines, meeting and conference rooms, internet access and to the extent available, videoconference rooms, and car parking facilities, to the extent necessary to enable Purchaser personnel to monitor the progress of Work under this Contract. In the case of Contractor’s Major Subcontracts related to the payload, Contractor shall use commercially reasonable efforts to ensure that reasonable office facilities at the sites of such major subcontractors for up to [*] Purchaser personnel (and/or Purchaser’s duly appointed consultants and agents) are provided on a temporary basis to attend meetings or witness tests.

8.5           Purchaser Representatives as Competitors/Foreign Persons.

Purchaser’s consultants and agents that are provided access to the Work shall not be in direct Competition with and shall not currently be employed by companies or entities that are Competitors of Contractor. Purchaser shall notify Contractor in writing of the name, title or function, business relationship, employer, citizenship status under U.S. export laws and such other information as may be reasonably requested by Contractor, with respect to each of its intended consultants and agents, and cause each such consultant and agent to (i) execute a confidentiality agreement directly with Contractor in form and substance reasonably satisfactory to Contractor and containing terms substantially the same as those set forth in Article 31 and (ii) pursuant to Article 7, execute a Technical Assistance Agreement or other agreement to ensure compliance with applicable U.S. export control laws and regulations to the extent required by applicable U.S. export laws or regulations as interpreted by Contractor in good faith. Contractor may in good faith deny any consultant or agent of Purchaser access to Contractor facilities, products or information.

8.6           Interference with Operations.

Purchaser shall in good faith exercise its rights under this Article 8 in a manner that does not unreasonably interfere with Contractor’s or its subcontractors’ normal business operations or Contractor’s performance of its obligations under this Contract or any agreement between Contractor and its subcontractors.

8.7           Financing Entities.

Subject to the provisions of Article 7, and compliance with Contractor’s normal and customary safety and security regulations and practices of which Purchaser has received prior written notice, each Financing Entity shall have access to the Work in the same manner and to the same extent as Purchaser’s consultants and agents under this Article 8.

ARTICLE 9 - SATELLITE PRE-SHIPMENT REVIEW (SPSR) AND SPACECRAFT
LAUNCH READINESS REVIEW (SLRR)

9.1           Satellite Pre-Shipment Review (SPSR).

9.1.1        Contractor to Review Each Satellite Prior to Shipment. Contractor shall conduct a review of the Satellite prior to Contractor’s shipment of such Satellite to the Launch Site or placement in Storage, as applicable. Upon Contractor determining in good faith that the Satellite is ready for Delivery, Contractor shall conduct a Satellite Pre-Shipment Review. This review shall be in accordance with the terms of this Article 9 and Section 2.2.4 (Satellite Pre-Shipment Review) of Exhibit A, Statement of Work (a “Satellite Pre-Shipment Review” or “SPSR”).

9.1.2        Time, Place and Notice of SPSR; Failure to Conduct. The SPSR shall take place at Contractor’s facility. Contractor shall notify Purchaser in writing on or before thirty (30) days prior to the scheduled date for the commencement of such SPSR for the Satellite. If such time is not convenient for Purchaser, Contractor shall make reasonable efforts to accommodate Purchaser’s scheduling requirements. If Purchaser should fail to participate in the SPSR with respect to the Satellite or fails to provide written notice of objections in accordance with Article 9.1.5 within seventy-two (72) hours of completion of the SPSR. Purchaser shall be deemed to have notified Contractor pursuant to Article 9.1.5 hereof that SPSR for such Satellite has been successfully completed.

9.1.3        Conduct and Purpose of SPSR. Each SPSR shall be conducted in accordance with the terms of this Article 9 and Section 2.2.4 (Satellite Pre-Shipment Review) of Exhibit A, Statement of Work. The purpose of each SPSR shall be to (i) review test data and analyses for the Satellite, (ii) demonstrate all testing has been completed in accordance with Exhibit D, Satellite Test Plan, and (iii) determine whether such Satellite meets applicable Satellite performance specification requirements, as set forth in

Exhibit B, Satellite Performance Specification (except those requirements that have been waived pursuant to Article 9.3 below), and is ready for shipment to the Launch Site.

9.1.4        Purchaser’s Inspection Agents. Purchaser may, subject to prior written notice to Contractor, cause any Purchaser personnel, consultant or agent designated by Purchaser to observe the SPSR pursuant to this Article 9; provided, however, that the provisions of Article 7 and Article 8.5 shall apply to any such Person.

9.1.5        SPSR Results. In the event that such SPSR demonstrates (i) that all testing has been performed in accordance with Exhibit D, Satellite Test Plan and (ii) conformity of such Satellite to the applicable requirements of Exhibit B, Satellite Performance Specification, (including any waivers or deviations approved by Purchaser pursuant to Article 9.3), Purchaser shall within seventy-two (72) hours  of completion of the relevant SPSR direct Contractor in writing either to ship the Satellite to the Launch Site for Launch or place the Satellite in storage in accordance with Article 24.4. In the event that such SPSR discloses:  (i) a failure to conduct testing in accordance with Exhibit D, Satellite Test Plan, or (ii) a non-conformance of such Satellite to the requirements of Exhibit B, Satellite Performance Specification, either of which is not the subject of any waivers or deviations approved by Purchaser pursuant to Article 9.3, Purchaser shall, within seventy-two (72) hours after completion of the relevant SPSR, deliver a written notice to Contractor setting forth the testing and/or contractual requirements that Purchaser believes have not been met, and Contractor shall correct or repair each such non-conformance and resubmit such Satellite for additional testing, in accordance with applicable requirements of Exhibit D, Satellite Test Plan and a second SPSR shall be held in accordance with the procedures of this Article 9. Any additional testing and a subsequent SPSR shall be conducted to the extent relevant and necessary to demonstrate that the Satellite conforms to the requirements of Exhibit B, Satellite Performance Specification. Upon direction from Purchaser to Contractor to ship the Satellite to the Launch Site, Contractor shall transport such Satellite, in accordance with Contractor’s standard commercial practices, to the Launch Site and proceed with the Spacecraft Launch Readiness Review for such Satellite. In no event shall Contractor be required to ship the Satellite to the Launch Site until all non-conformances are corrected, repaired or have an approved waiver (or deviation) pursuant to Article 9.3.

9.1.6        Inspection Costs Borne by Purchaser. All costs and expenses incurred by Purchaser and its agents in the exercise of its inspection rights under this Article 9, including travel and living expenses, shall be borne solely by Purchaser.

9.1.7        Correction of Deficiencies after SPSR. If at any time following the SPSR for the Satellite and prior to Intentional Ignition (or, in the event of a Terminated Ignition, prior to any subsequent Intentional Ignition), such Satellite fails to meet Exhibit B, Satellite Performance Specification, as may be modified as of such time pursuant to Article 9.3, Contractor shall, at Contractor’s expense (except as provided in Article 12.1 relating to Purchaser’s responsibility for the costs occurred as a result of Terminated Ignition)  promptly undertake to correct such deficiencies prior to Intentional Ignition (or, in the case of a Terminated Ignition, prior to any subsequent Intentional Ignition).

9.2           Spacecraft Launch Readiness Review (SLRR).

After shipment of the Satellite to the Launch Site and prior to Launch, Contractor shall conduct a Spacecraft Launch Readiness Review in accordance with the requirements of Section 2.2.7.2 (Spacecraft Launch Readiness Review) of Exhibit A, Statement of Work. Contractor shall give Purchaser personnel reasonable advance notice of such SLRR. The purpose of the SLRR is to verify that all testing required under Exhibit D, Satellite Test Plan, has been successfully completed and the Satellite meets all the parameters required to be tested thereunder (including any waivers or deviations approved by Purchaser pursuant to Article 9.3). The SLRR will be deemed successfully completed when Contractor has verified and the Parties agree that the above-stated purposes of the SLRR have been met and the Satellite is ready to be integrated with the Launch Vehicle. Within twenty-four (24) hours after completion of the SLRR, Purchaser shall notify Contractor of its (i) concurrence with the results of the SLRR, including any waiver of its right to compel correction of those non-conformances to the applicable provisions of this Contract or (ii) specific non-conformances of such Satellite to the requirements of this Contract which are not the subject of any waivers or deviations approved by Purchaser. Purchaser’s notice shall state each such non-conformance (with reference to the applicable requirements of this Contract deemed not met) it requires to be corrected or repaired, and Contractor shall correct or repair each such non-conformance and resubmit such Satellite for Purchaser’s concurrence. Purchaser’s failure to provide notice of specific non-conformance within twenty-four (24) hours after receipt of Contractor’s verification shall be deemed concurrence.

9.3           Waivers and Deviations.

Contractor shall timely notify Purchaser in writing from time to time of any failure of the Work to meet the requirements of the Contract. With respect to any deviation or waiver from the Contract that Contractor shall in reasonable good faith believe that Purchaser should waive or approve or that Purchaser shall determine to waive or approve, Contractor shall submit to Purchaser a request for a waiver of, or deviation from, the provisions(s) of the Performance Specification applicable to the Satellite or Space Segment, which request shall set forth in detail the extent of the impact on the Performance Specifications. A request for waiver or deviation shall be deemed granted only if it has been approved in writing by a duly authorized representative of Purchaser and expressly approving the modification to the Performance Specifications. Each such waiver or deviation approved by Purchaser shall be deemed an amendment to the Performance Specification for such Satellite or Space Segment, permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for such Satellite or Space Segment. Purchaser shall consider each waiver or deviation request in good faith.

ARTICLE 10 - SATELLITE AND SPACE SEGMENT ACCEPTANCE

10.1         In-Orbit Testing (IOT).

10.1.1      Satellite. Acceptance of the Satellite shall be deemed to occur upon the earlier of: (i) the IOT Complete Date (which shall occur as set forth below unless there is a Total Loss of the Satellite); or (ii) the instant immediately prior to an event on or after Intentional Ignition resulting in the Total Loss of the Satellite (or the Satellite being reasonably determined to be a Total Loss) (“Acceptance” for a Satellite). Upon arrival of the Satellite at its specified orbital location, Contractor shall, in accordance with the Exhibit A, Statement of Work and Exhibit D, Satellite Test Plan, perform the IOT. When the IOT has been completed for the Satellite, Contractor shall conduct an IOT Data Review Meeting (in accordance with Exhibit A, Statement of Work), during which Contractor shall submit the IOT results to Purchaser. Within three (3) days after the completion of such IOT Data Review Meeting, Purchaser shall notify Contractor of its acceptance of the IOT results. The IOT Complete Date shall occur upon the earlier of: (i) the date on which Purchaser shall have notified Contractor in writing of its Acceptance of IOT results and (ii) the third day following the IOT Data Review Meeting (“IOT Complete Date”). Notwithstanding any of the foregoing, Purchaser may direct Contractor to perform testing other than as required for IOT at any time during IOT or after receipt of the IOT results and Contractor agrees to undertake such additional tests subject to: (i) agreement on who will pay the costs of such additional tests, and (ii) commencement of the Satellite Orbital Performance Incentive Period for purposes of earning the Satellite Orbital Performance Incentives to be paid pursuant to Article 13 hereof.

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10.1.2      Space Segment.

A.     Acceptance of the Space Segment shall occur upon the earlier of (i) the instant immediately prior to an event on or after Intentional Ignition resulting in the Total Loss of the Satellite (or the Satellite being reasonably determined to be a Total Loss); (ii) the establishment in accordance with Article 10.1.2B prior to the Space Segment Acceptance Deadline that the Space Segment [*]

Nothing in this Article 10.1.2 shall in any manner affect Acceptance of the Satellite under Article 10.1.1 or otherwise establish obligations or liabilities of Contractor with respect to the Satellite other than those set forth in this Contract without this Article 10.1.2.

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

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B.      Contractor shall perform the Space Segment IOT in accordance with the applicable provisions of Exhibit G, Space Segment SOW, and Exhibit H, Space Segment Test Plan. When the Space Segment IOT has been completed, Contractor shall conduct a Space Segment IOT Review (in accordance with Exhibit G, Space Segment Statement of Work), during which Contractor shall submit the Space Segment IOT results to Purchaser. Within seventy-two (72) hours after completion of such review meeting, Purchaser shall notify Contractor of its acceptance of the IOT results (the “Space Segment IOT Complete Date”). Should the results of Space Segment IOT reviewed at the Space Segment IOT Review establish that the Space Segment is a [*] the Space Segment shall be Accepted on such basis pursuant to the criteria set forth in subclause (ii) of the first paragraph of Article 10.1.2A. Notwithstanding any of the foregoing: (i) should the results of Space

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Segment IOT reviewed at the Space Segment IOT Review establish that the Space Segment is a [*] then Purchaser may direct Contractor, or Contractor may elect, at the review meeting to continue appropriate efforts to achieve the performance of a [*] (whichever shall first occur) up until Acceptance of the Space Segment upon the Space Segment Acceptance Deadline; and (ii) Purchaser may direct Contractor to perform testing other than as required of SSIOT at any time during the Space Segment IOT or after receipt of the Space Segment IOT results and Contractor agrees to undertake such additional tests subject to: (a) agreement on who will pay the costs of such additional tests, and (b) commencement of the Space Segment Orbital Performance Incentive Period for purposes of earning the Space Segment Orbital Performance Incentives to be paid pursuant to Article 13 hereof. Notwithstanding the above, all tests to establish that the Space Segment [*] shall be borne by Contractor and Space Segment Orbital Performance Incentives shall in no event commence prior to Acceptance of the Space Segment.

Purchaser may, subject to prior written notice to Contractor, cause any Purchaser personnel, consultant or agent designated by Purchaser to observe the Space Segment IOT.

Unless otherwise agreed, Acceptance of the Space Segment pursuant to subclause (ii) or (iii) of the first paragraph of Article 10.1.2A shall not occur prior to the SSIOT Complete Date.

C.      Except as the Parties may agree in their discretion, SSIOT shall not commence prior to Acceptance of the GBBF Subsystem, provided that upon the request of either Party, the other Party will give good faith consideration to any request to commence SSIOT prior to Acceptance

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of the GBBF Subsystem, taking into account pertinent factors including but not limited to material non-conformances of the GBBF Subsystem with Annex B, Specification for the GBBF Subsystem, of Exhibit E, Space Segment Performance Specification. Notwithstanding the above, the FCC certification as described in Article 2.3.8 of Exhibit G, Space Segment Statement of Work, may at the request of Purchaser commence prior to Acceptance of the GBBF Subsystem.

D.      If SSIOT shall commence prior to Acceptance of the GBBF Subsystem: [*]

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E.      If, upon the Space Segment Acceptance Deadline  [*]

10.2         Consequences of Acceptance of the Satellite and Space Segment.

10.2.1      Consequences of Acceptance of the Satellite. After Acceptance of the Satellite, Contractor shall have no further obligation with respect to such Satellite, except as otherwise provided in Articles 10.1.1 (if Purchaser orders additional testing), 10.3, 15.2, and 35.2; moreover, except as otherwise provided in Article 15.1.3, 15.2, 19, and 35.2, Contractor’s loss of Orbital Performance Incentives pursuant to Article 13 shall be Purchaser’s sole and exclusive remedy with respect to the Satellite’s performance after Intentional Ignition.

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10.2.2      Consequences of Acceptance of the Space Segment. Upon and after Acceptance of the Space Segment, Contractor shall have no further obligation with respect to such Space Segment, [*] This Article 10.2.2 shall not affect Purchaser’s other express rights under this Contract directly relating to the Space Segment including under Articles 19 and 32.

10.3         Post-Eclipse Report.

In the event no solar eclipse occurs during IOT, Contractor shall, at Purchaser’s request, and subject to making the Satellite and necessary Purchaser facilities available to Contractor, for the first solar eclipse following completion of IOT, conduct eclipse testing in accordance with Exhibit D, Satellite Test Plan, and prepare and provide Purchaser an eclipse test report detailing the Satellite’s performance against the applicable Satellite performance requirements during an eclipse in accordance with Exhibit B, Satellite Performance Specifications. If the Satellite does not meet all the Exhibit B, Satellite Performance Specifications during such first solar eclipse season, the Satellite Orbital Performance Incentives shall be subject to adjustment in accordance with Article 13.2.10.

ARTICLE 11 - ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER
THAN SATELLITE OR SPACE SEGMENT

11.1         Deliverable Items of Hardware Other Than Satellite, Space Segment and/or GBBF Subsystem.

11.1.1      Inspection. With respect to each Deliverable Item of hardware (including software integrated in hardware) other than the Satellite, the Space Segment and/or the GBBF Subsystem, Contractor shall perform such review and testing, if any, required by Exhibit A, Statement of Work or Exhibit G, Space Segment Statement of Work, as applicable. Upon Contractor’s certification that the Deliverable Item meets the requirements of this Contract and is available for delivery, Contractor shall ship or transfer the Deliverable Item to the location designated in Article 3.1. Purchaser shall perform an acceptance inspection within ten (10) days after such Deliverable Item arrives and is otherwise ready for inspection. The purpose of the acceptance inspection shall be to determine whether each such Deliverable Item meets applicable Performance Specification requirements as of the date of such delivery, as such requirements may have been modified pursuant to Article 11.7.

11.1.2      Acceptance Inspection Results. Within fifteen (15) days after completion of the acceptance inspection pursuant to this Article 11.1 for such Deliverable Item, Purchaser shall notify Contractor in writing of the results of such acceptance inspection with respect to such Deliverable Item. In the event that such acceptance inspection demonstrates conformity of such Deliverable Item to the requirements of the applicable Performance Specification, such Deliverable Item shall be accepted by Purchaser for all purposes hereunder (“Acceptance” with respect to each such Deliverable Item other than the Satellite, the Space Segment, and the GBBF Subsystem), and Purchaser’s notice shall so state. In the event that Purchaser’s acceptance inspection discloses any non-conformance of such Deliverable Item to the applicable Performance Specification, Purchaser’s notice shall identify each such non-conformance (with reference to the applicable requirement of the Performance Specification deemed not met), and Contractor shall correct or repair such non-conformance and resubmit such Deliverable Item for a second acceptance inspection in accordance with this Article 11. Such second acceptance inspection shall be conducted by Purchaser in accordance with this Article 11 to the extent the Purchaser deems relevant and necessary to verify the hardware (including integrated software) conforms to the requirements of the applicable Performance Specification. If Purchaser fails to provide notice within the fifteen (15) day period, Acceptance shall be deemed to have occurred with respect to such Deliverable Item.

11.2         GBBF Subsystem.

11.2.1      Notice and Shipment. Contractor shall notify Purchaser in writing, at least ten (10) days prior to shipment, that Contractor is prepared to ship the GBBF Subsystem to Purchaser’s gateways and pointing beacon station locations for final installation and testing. Upon Contractor’s certification that the GBBF Subsystem meets the requirements of this Contract and is available for delivery, Contractor shall ship the GBBF Subsystem (in its constituent parts as appropriate) to the Purchaser’s gateways and pointing beacon station locations, as applicable, for final integration and testing in accordance with the applicable provisions of Exhibit G, Space Segment Statement of Work and Exhibit H, Space Segment Test Plan.

11.2.2      Acceptance. Contractor shall install and test the GBBF Subsystem as specified in the applicable Exhibits and certify to Purchaser in writing at the GBBF Subsystem acceptance test review meeting the results of the testing performed on the installed GBBF Subsystem and confirming that the GBBF Subsystem meets the applicable performance requirements of Annex B, Specification for the GBBF Subsystem, of Exhibit E, Space

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Segment Performance Specification. Promptly (but in no event more than three (3) days) after the completion of the acceptance review meeting, Purchaser shall either accept the GBBF Subsystem in writing as complying with the applicable requirements of Annex B, Specification for the GBBF Subsystem, of Exhibit E, Space Segment Performance Specification (“Acceptance” for the GBBF Subsystem) or notify Contractor in writing as to how the GBBF Subsystem fails to comply with the applicable specified requirement(s). Upon receipt of Purchaser’s notice of defects (if any), Contractor shall repair or replace any non-conforming unit(s) of the GBBF Subsystem, at Contractor’s election and expense, and resubmit the GBBF Subsystem for Acceptance with a written certification of the results of the corrective action taken. Promptly (but in no event more than three (3) days) after receipt of Contractor’s written certification, and provided that Purchaser shall have determined in good faith that all applicable non-conformities have been corrected, Purchaser shall provide written notice of Acceptance of the GBBF Subsystem. If Purchaser fails to provide notice within the periods set forth in this section, Acceptance shall be deemed to have occurred with respect to the GBBF Subsystem.

If not earlier Accepted as provided in the foregoing provisions of this Article 11 or terminated for default pursuant to Article 23.1, the GBBF Subsystem shall [*]

11.3         Deliverable Data.

Purchaser shall, within ten (10) days of delivery by Contractor to the location designated in Article 3.1 of Deliverable Data requiring Purchaser approval pursuant to the Exhibit A, Statement of Work or Exhibit G, Space Segment Statement of Work, as the case may be, notify Contractor in writing that such

Deliverable Data has been accepted in accordance with the applicable Exhibit (“Acceptance” with respect to each such item of Deliverable Data), or that such Deliverable Data does not comply with the applicable requirements of the applicable Exhibit, identifying each such non-conformance (with reference to the applicable requirement of the Exhibit deemed not met). Contractor shall promptly correct any non-compliant aspect of such Deliverable Data identified in such notice from Purchaser, and re-submit it to Purchaser for a second acceptance inspection pursuant to this Article 11.3. The provisions of this Article 11.3 shall thereafter apply to the corrected Deliverable Data. If Purchaser fails to provide notice within such ten (10) day period, Acceptance shall be deemed to have occurred with respect to such Deliverable Data.

11.4         Training.

Acceptance of training, or any part thereof, required by Exhibit A, Statement of Work or Exhibit G, Space Segment Statement of Work, as the case may be, shall occur upon Contractor furnishing training, or such part thereof, to Purchaser in accordance with the Delivery schedule and in a condition conforming to the applicable Exhibit. Any training furnished to Purchaser shall be accompanied by written notice from Contractor specifying that portion of the training being furnished. If such training or part thereof is unacceptable, Purchaser shall timely notify Contractor in writing that the training, or part thereof, does not conform to the requirements of the applicable Exhibit, identifying each such non-conformance (with reference to the applicable requirement of the applicable Exhibit deemed not met). Contractor shall, at its expense, promptly correct such non-conformance and shall notify Purchaser that the corrections have been made. The provisions of this Article 11.4 shall thereafter apply to the corrected training.

11.5         Other Services.

Acceptance of other services provided hereunder (e.g., Launch Support Services and Mission Operations Support Services), or any part thereof, shall occur upon

Contractor furnishing such services, or such part thereof, to Purchaser in accordance with the Delivery schedule set forth in Article 3.1 and in a condition conforming to the requirements of this Contract. To the extent feasible, any such services furnished to Purchaser shall be accompanied by written notice from Contractor specifying that portion of the services being furnished. If such services or part thereof are unacceptable, Purchaser shall timely notify Contractor that the services, or part thereof, do not conform to the requirements of the applicable Exhibit identifying each such non-conformance (with reference to the applicable requirement of the applicable Exhibit deemed not met). Contractor shall promptly correct such non-conformance to the extent feasible and shall notify Purchaser that the corrections have been made. The provisions of this Article 11.5 shall thereafter apply to the corrected services.

11.6         Purchaser’s Inspection Agents.

Purchaser may, upon giving prior written notice to Contractor, cause any Purchaser personnel, consultant or agent designated by Purchaser to observe or conduct the acceptance inspection pursuant to this Article 11 in whole or in part; provided, however, that the provisions of Article 7 and Article 8.5 shall apply to any such agent and such agent shall comply with Contractor’s normal and customary safety and security regulations provided to Purchaser in writing in advance of such inspection.

11.7         Waivers and Deviations.

Contractor shall timely notify Purchaser in writing from time to time of any failure of the Work to meet the requirements of the Contract. With respect to any deviation or waiver from the Contract that Contractor shall in reasonable good faith believe that Purchaser should waive or approve or that Purchaser shall determine to waive or approve, Contractor shall submit to Purchaser a request for a waiver of, or deviation from, the provisions(s) of the Performance Specification applicable to the Deliverable Item, which request shall set forth in detail the extent of the impact on the Performance Specifications. A request for waiver or deviation shall be deemed granted only if it has been approved in writing by a duly authorized representative of Purchaser and expressly approving the modification to the Performance Specifications. Each such waiver or deviation approved by Purchaser shall be deemed an amendment to the Performance Specification for such Deliverable Item, permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for such Deliverable Item. Purchaser shall consider each waiver or deviation request in good faith.

11.8         Inspection Costs Borne by Purchaser.

All costs and expenses incurred by Purchaser or its agents in the performance of its inspection rights under this Article 11, including travel and living expenses, shall be borne solely by Purchaser.

11.9         Warranty Obligations.

Except as expressly provided in Article 10.2.2 with respect to the Space Segment, in no event shall Contractor be released from any of its warranty obligations applicable to any Deliverable Item (other than a Satellite as set forth in Article 15) as a result of Purchaser’s Acceptance pursuant to this Contract.

ARTICLE 12 - TRANSFER OF TITLE AND RISK OF LOSS

12.1         Satellite.

Except as provided in Article 21 or Article 23 or Article 24.4 (if the Storage option is exercised), title (free and clear of all liens and encumbrances of any kind) and risk of loss or damage to the Satellite to be delivered under this Contract shall pass from Contractor to Purchaser at the time of Intentional Ignition of the Launch Vehicle used for the Launch of such Satellite; provided, however, in the event of a Terminated Ignition for the Satellite, title to and risk of loss or damage to such Satellite shall revert to Contractor upon such Terminated Ignition and shall again pass to Purchaser upon the subsequent Intentional Ignition of the Launch Vehicle used for Launch of such Satellite.

UPON AND AFTER INTENTIONAL IGNITION OF THE LAUNCH VEHICLE FOR THE SATELLITE, UNLESS AND TO THE EXTENT OF A TERMINATED IGNITION AS PROVIDED HEREIN, CONTRACTOR’S SOLE FINANCIAL RISK, AND THE SOLE AND EXCLUSIVE REMEDIES OF PURCHASER OR ANY PARTY ASSOCIATED WITH PURCHASER, WITH RESPECT TO THE USE OR PERFORMANCE OF SUCH SATELLITE (INCLUDING WITH RESPECT TO ANY ACTUAL OR CLAIMED DEFECT CAUSED OR ALLEGED TO BE CAUSED AT ANY TIME BY CONTRACTOR’S OR ANY OF ITS SUBCONTRACTORS’ NEGLIGENCE OF ANY DEGREE) SHALL BE AS SET FORTH IN ARTICLES 10.1.1 and 10.3, 13, 14 (AS REGARDS PROVIDING NOTIFICATION), 15.2, 19, AND 35.2, IN ALL CASES SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 30.

In the event of a Terminated Ignition, Contractor shall inspect the Satellite and provide Purchaser with a report on the condition of such Satellite along with a recommendation for repair or replacement, if any is required. Thereafter, Purchaser shall direct Contractor pursuant to Article 16.1 as to how to proceed with any required or desired repairs.

In the event of a Terminated Ignition, after Contractor re-acquires title and risk of loss to the Satellite pursuant to this Article 12.1, the provisions of Article 9.1.7 shall apply except as to any damage to such Satellite that may have occurred as a result of the Intentional Ignition followed by Terminated Ignition, the costs of which shall, as between the Parties, be the responsibility of the Purchaser.

12.2         Deliverable Items Other Than the Satellite.

Title (free and clear of all liens, claims and encumbrances of any kind) and risk of loss of or damage to each Deliverable Item (including, without limitation, the GBBF Subsystem and the DSS) other than the Satellite shall pass from Contractor to Purchaser upon Acceptance of such Deliverable Item pursuant to Article 11, except for Deliverable Data. With respect to Deliverable Data, Purchaser’s rights in Deliverable Data are as set forth in Article 32. With respect to the Space Segment, title (free and clear of all liens, claims and encumbrances of any kind) and risk of loss of or damage shall pass from Contractor to Purchaser only as and to the extent title and risk of loss or damage pass from Contractor to Purchaser for each of the Satellite and the GBBF Subsystem.

12.3         Liens.

Any reference to Contractor being obligated to provide title to any Deliverable Item free and clear of liens or encumbrances shall be without regard to any liens or encumbrances created by Purchaser.

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ARTICLE 13 – SATELLITE ORBITAL PERFORMANCE INCENTIVES AND SPACE SEGMENT ORBITAL PERFORMANCE INCENTIVES

13.1         General.

Except as otherwise provided in this Article 13, Contractor shall earn, and Purchaser shall pay Contractor to the extent earned, (i) the Satellite Orbital Performance Incentives for the Satellite over the Satellite Orbital Performance Incentive Period with respect thereto, and (ii) the Space Segment Orbital Performance Incentives for the Space Segment over the Space Segment Orbital Incentive Period with respect thereto, all in accordance with this Article 13. As used herein, “Satellite Orbital Performance Incentives” means with respect to the Satellite, an amount equal to [*] which may be earned by Contractor based on on-orbit performance of such Satellite as set forth in this Article 13. “Satellite Orbital Performance Incentive Period” means, with respect to the Satellite, the period commencing at (and including) 12:01 a.m. Greenwich Mean Time on the first day after Acceptance for such Satellite and ending on (but not including) the same date fifteen (15) years thereafter.

“Space Segment Orbital Performance Incentives” means one and only one of the following:

(a)           If at Space Segment Acceptance, the Space Segment is a Conforming Space Segment, then an amount up to [*]

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(b)           If at Space Segment Acceptance, the Space Segment is a [*]

(c)           If at Space Segment Acceptance, the Space Segment is a Fully Degraded Space Segment, then the Contractor shall not be entitled to any Space Segment Orbital Performance Incentives (regardless of the condition of the Space Segment after Acceptance).

“Space Segment Performance Incentive Period” means, with respect to the Space Segment, the period commencing at (and including) 12:01 a.m. Greenwich Mean Time on the first day after Acceptance of the Space Segment and ending on but not including the [*]. “Applicable Space Segment Rate” means the applicable daily rate for Space Segment Orbital Performance Incentives determined in accordance with this Article 13.1.

All measurements, computations and analyses made pursuant to this Article 13 shall be made in accordance with good engineering practice, applying standards generally applicable in the aerospace industry.

On-board redundancy and/or spare components shall be taken into consideration to maintain service on the Satellite or the Space Segment, as applicable, and such use shall be deemed normal operating procedure for purposes of this Article 13 so long as the applicable criteria of Exhibit B, Satellite Performance

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Specification or Exhibit E, Space Segment Performance Specification, as applicable, are met.

13.2         Earning Satellite and Space Segment Orbital Performance Incentives.

13.2.1      Daily Rate of Satellite and Space Segment Orbital Performance Incentives.

A.     Contractor shall earn Satellite Orbital Performance Incentives over the Satellite Orbital Performance Incentive Period at a daily rate of [*] for each day that the Satellite is a Satisfactorily Operating Satellite (the “Satellite Daily Rate”). “Satisfactorily Operating Satellite” means that all performance parameters for the Satellite meet the requirements of Exhibit B, Satellite Performance Specification. A “Less than Satisfactorily Operating Satellite” means a Satellite that does not meet all of the performance requirements of Exhibit B, Satellite Performance Specification.

B.      Subject to Article 13.1, Contractor shall earn Space Segment Orbital Performance Incentives over the Space Segment Orbital Performance Incentive Period at the Applicable Space Segment Rate for each day that the Space Segment is a Satisfactorily Operating Space Segment (the “Space Segment Daily Rate”). “Satisfactorily Operating Space Segment” means that all performance parameters for the Space Segment meet the requirements of Exhibit E, Space Segment Performance Specification. A “Less than Satisfactorily Operating Space Segment” means a Space Segment that does not meet all performance requirements of Exhibit E, Space Segment Performance Specification.

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C.      For each day during the Satellite Orbital Performance Incentive Period or the Space Segment Orbital Performance Incentive Period where the Satellite Daily Rate or the Space Segment Daily Rate, as the case may be, is not earned in whole or in part due to the operation of this Article 13, such portion of the Satellite Orbital Performance Incentive or the Space Segment Orbital Performance Incentive, as the case may be, shall be lost (subject to Article 13.2.6 as applicable).

13.2.2      Partial Incentives. For any day during (i) the Satellite Orbital Performance Incentive Period that the Satellite is a Less than Satisfactorily Operating Satellite, or (ii) the Space Segment Orbital Performance Incentive Period that the Space Segment is a Less than Satisfactorily Operating Space Segment, the Satellite Daily Rate or the Space Segment Daily Rate, as applicable, shall be reduced to an amount calculated in accordance with the tables and formulae set forth in this Article 13.2.2.

A.     [*]

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C. [*]

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D. The Satellite Orbital Performance Incentives earned for each day will be determined by application of the lowest “Maximum Incentives Earned” value derived from tables 1 through 4 above, as provided for in paragraphs (A), (B), or (C) above, applicable to such Satellite Orbital Performance Incentives.

E. The Space Segment Orbital Performance Incentives earned for each day will be determined by application of the lowest “Maximum Incentives Earned” value derived from tables 1 and 3 above, as provided for in paragraphs (A), (B), or (C) above, applicable to such Space Segment Orbital Performance Incentives.

13.2.3      Orbital Storage. Except as provided in Article 13.2.5, if Purchaser places the Satellite in Orbital Storage, Contractor shall earn Space Segment Orbital Incentives with respect to the Space Segment and Satellite Orbital Performance Incentives with respect to the Satellite at the same Satellite and/or Space Segment Daily Rate as Contractor would be earning if the Satellite had not been put in Orbital Storage.

13.2.4      Additional Costs. If Purchaser shall incur additional costs [*]

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[*]

13.2.5      Complete Loss of Unearned Incentives. Contractor shall no longer be entitled to earn any remaining unearned Satellite Orbital Performance Incentives, if: (i) Purchaser permanently withdraws the Satellite from operational service (including use as an in-orbit spare or back-up) and gives Contractor written notice thereof (which notice shall be given within thirty (30) days of the expiration of the [*] period referred to below in this sentence), and Contractor has lost [*] or more of Satellite Orbital Performance Incentives by operation of Article 13.2.2 during the proceeding [*]; or (ii) Contractor has lost more than [*] of the Satellite Orbital Performance Incentives pursuant to operation of Article 13.2.2. With respect to loss of Satellite Orbital Performance Incentives pursuant to clause (i) in the preceding sentence, if Purchaser thereafter places the Satellite back in operational service (including use as an in-orbit spare or back-up) for itself or any other Person, Purchaser shall make a one-time payment to the Contractor for all Satellite Orbital Performance Incentives that the Satellite would have otherwise earned during the time it was withdrawn from service, plus interest calculated on such amount in accordance with Article 13.3. Thereafter, Contractor shall earn the remaining balance of the Satellite Orbital Performance Incentives in accordance with this Article 13.

13.2.6      Purchaser Operation of the Satellite or Space Segment/Non-Contract Elements. If, as a result of any act or omission on the part of Purchaser or Purchaser’s representatives, consultants or subcontractors in the Launch, operation of, testing of, or communication with, the Satellite or the Space Segment, or as a result of other elements of Purchaser’s system that are not provided pursuant to this Contract,  the Satellite or Space Segment, as the case may be, operates in a manner that is not in accordance with any requirements of Exhibit B, Satellite Performance Specification or Exhibit E, Space Segment Performance Specification, as applicable, Contractor shall continue to earn Satellite Orbital Performance Incentives with respect to such Satellite and/or Space Segment Orbital Performance Incentives with respect to such Space Segment at the rate that applied prior to the act or omission resulting in degraded performance (subject to later adjustments pursuant to Articles 13.2.2, 13.2.4, or 13.2.5 with respect to failures to meet the requirements of Exhibit B, Satellite Performance Specification or Exhibit E, Space Segment Performance Specification, as applicable, not resulting from any such act or omission of Purchaser or Purchaser’s representatives, consultants or subcontractors or other elements of Purchaser’s system that are not provided pursuant to this Contract).

13.2.7              In-Orbit Data and Performance Calculation. During the life of the Satellite, Contractor shall have access to applicable performance data of the Satellite, Space Segment and GBBF Subsystem for purposes of evaluating any degradation in the performance of the Satellite, Space Segment and/or GBBF Subsystem resulting in any potential loss of Satellite Orbital Performance Incentives or Space Segment Orbital Performance Incentives as promptly notified by Purchaser. The Parties shall agree on or before EDC plus eighteen (18) months as to the methodologies, precise equipment and calibrations to be used for taking and/or making measurements (incorporating measurement uncertainty), computations and analyses to determine whether any reduction in Satellite Orbital Performance Incentives or Space Segment Orbital Performance Incentives, that may be earned by the Contractor, pursuant to Article 13.2.2 is warranted.

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13.2.8              Earn Back of Lost Incentives for Extended Use. Should Purchaser elect to continue the use of the Satellite that is operating beyond the Satellite Orbital Incentive Performance Period, Purchaser shall pay to Contractor Satellite Orbital Performance Incentives at the Daily Rate calculated in accordance with this Article 13.2 for each day during such period of continued use by Purchaser (the “Extended Incentives”). In no event shall Purchaser be obligated under this Article 13.2.8 to pay any Extended Incentives to the extent that the cumulative Extended Incentives paid hereunder exceed the amount, if any, of cumulative Satellite Orbital Performance Incentives previously lost by Contractor under Article 13. In no event shall the total Extended Incentives paid hereunder, when added to the total Satellite Orbital Performance Incentives paid during the Satellite Orbital Performance Incentive Period, exceed the amount set forth in Article 13.1 above [*] (not including interest).

13.2.9              Total Loss. In the event that, at or after Intentional Ignition but prior to completion of IOT, the Satellite is deemed to be a Total Loss, Contractor shall not earn any Satellite Orbital Performance Incentives or Space Segment Orbital Performance Incentives, unless the Total Loss is primarily due to causes attributable to Purchaser or its suppliers or contractors (including the Launch Agency, but not including Contractor or its subcontractors), in which case the Contractor shall be entitled to earn (i) the Satellite Orbital Performance Incentives for the Satellite Orbital Performance Incentive Period; [*] (iv) the Space Segment Orbital Performance Incentives of [*] for the Space Segment Orbital Performance Incentive Period (provided Delivery and Acceptance of the GBBF Subsystem has occurred prior to the determination of Total Loss); and (v) the Space Segment Acceptance Payment set forth in Article 5.2.3C. Payments of the Satellite

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Orbital Performance Incentives and the Space Segment Orbital Performance Incentives shall be made in accordance with Article 13.3.

13.2.10    Eclipse. In the event the IOT or such later testing in accordance with Article 10.3 shows non-compliance with the applicable performance requirements during an eclipse, then there shall be an equitable adjustment to the amounts Contractor may earn under Article 13 (considering without limitation the impact of operation during an eclipse) as may be agreed by the Parties or determined in accordance with Article 25.

13.3         Payment and Interest.

Amounts due Contractor pursuant to Article 13 shall be paid as follows: (i) the first payment shall be due no later than the end of the first full month following Acceptance of the Satellite or the Space Segment, as applicable, and shall cover the first partial month of earned Satellite Orbital Performance Incentives or Space Segment Orbital Performance Incentives (as the case may be), if any, and (ii) thereafter, all subsequent payments shall be due no later than thirty (30) days following the end of each calendar month for the prior month’s earned Satellite Orbital Performance Incentives or Space Segment Orbital Performance Incentives, if any. Included with payment, if any, Purchaser shall provide Contractor with a report of the Satellite Orbital Performance Incentives and/or Space Segment Orbital Performance Incentives due for the prior month. Purchaser shall pay interest on the Satellite Orbital Performance Incentives payable for any period calculated from the date of Acceptance of the Satellite and ending on the date the payment is made by Purchaser, at the annual interest rate of [*]. For the avoidance of doubt, interest shall not accrue on any Space Segment Orbital Performance Incentive.

ARTICLE 14 - CORRECTIVE MEASURES IN SATELLITE

If the data available from any satellite manufactured by Contractor (whether in-orbit or on the ground) shows that the performance of such satellite deviates materially during the life thereof from that specified in the applicable performance specification for such satellite, Contractor shall (i) provide Purchaser prompt written notice thereof, provided Contractor shall not be required to disclose to Purchaser information that is confidential to a customer of Contractor other than Purchaser and (ii) at Contractor’s sole cost, take appropriate corrective measures, if any, with the unlaunched Satellite (including any option satellite) so as to eliminate therefrom the causes of such material deviation.

ARTICLE 15 - WARRANTY

15.1         Terms and Period of Warranty.

15.1.1      Satellite. Notwithstanding any prior inspection, Contractor warrants that the Satellite shall be free from defects in materials and workmanship and shall have been manufactured and will perform in conformity with the requirements of the Contract including Exhibit B, Satellite Performance Specifications (as may be modified or deviated from pursuant to Article 9.3). After successful completion of the SPSR, but prior to Intentional Ignition, Contractor’s only liability under the preceding sentence shall be as and to the extent set forth in Article 9.1.7 hereof. NOTWITHSTANDING THE ABOVE, AFTER INTENTIONAL IGNITION OF THE LAUNCH VEHICLE FOR THE SATELLITE, UNLESS AND TO THE EXTENT OF A TERMINATED IGNITION AS PROVIDED IN ARTICLE 12.1, NEITHER CONTRACTOR NOR ITS SUPPLIERS OR AGENTS AT ANY TIER SHALL INCUR ANY LIABILITY WHATSOEVER WITH RESPECT TO THE SATELLITE’S DESIGN, WORKMANSHIP, CONFORMITY TO SPECIFICATION OR IN-ORBIT PERFORMANCE, INCLUDING ANY ASSISTANCE OR ADVICE (ACTUAL OR ATTEMPTED) PROVIDED OR OMITTED AS CONTEMPLATED BY ARTICLES 15.2 AND 35.2 HEREOF, ARISING FROM ANY CAUSE OR LEGAL THEORY WHATSOEVER, INCLUDING NEGLIGENCE OF ANY DEGREE, WHETHER ARISING BEFORE OR AFTER INTENTIONAL IGNITION, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN ARTICLES 13 AND 19 HEREIN AND EXCEPT TO PROVIDE THE SERVICES SET FORTH IN ARTICLES 15 AND 35.2. NOTWITHSTANDING THE FOREGOING, CONTRACTOR SHALL CONTINUE TO PROVIDE ANY NOTICES REQUIRED UNDER ARTICLE 14.

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15.1.2      Deliverable Hardware Other Than the Satellite and GBBF Subsystem.

A.            Contractor warrants that each Deliverable Item of hardware (other than the Satellite, which is treated separately in Article 15.1.1 above, and the GBBF Subsystem, which is treated as part of the Space Segment in accordance with Article 15.1.3 below), delivered under this Contract and Accepted pursuant to Article 11 hereof, shall be manufactured in conformity with the requirements of the Performance Specification applicable to such Deliverable Item (as may be waived pursuant to Article 11.7) and will be free from defects in materials and workmanship during the period commencing on the date of Acceptance of the applicable Deliverable Item and ending on the [*] thereafter, except that the warranty period for the DSS shall be as set forth in Exhibit J.

B.            Any non-conformance or defect discovered in any Deliverable Item of hardware subject to this Article 15.1.2 during the relevant warranty period set forth in subsection (A) above and notified to Contractor shall be remedied by Contractor at Contractor’s expense by repair or replacement of the defective component (at Contractor’s election) and, with respect to the DSS, as otherwise set forth in Exhibit J. For such Deliverable Item, Contractor shall determine if repair or replacement is required to be performed at Contractor’s plant or may be conducted at another location. If required, Purchaser shall ship to Contractor’s designated facility such Deliverable Item or defective component (as commercially reasonable). Contractor shall be responsible for the cost of shipment (including transportation and transit insurance) to such facility in accordance with its standard commercial practice (including any taxes and/or duties) of such Deliverable Item or defective component, and the cost of packing, return shipment (including transportation and transit insurance) in accordance with its standard commercial practice of any such Deliverable Item or defective component once repaired or replaced to Purchaser at the

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location designated therefor by Purchaser. Risk of loss for such Deliverable Item or defective component shall transfer to Contractor upon delivery of such Deliverable Item or defective component to the shipping carrier by Purchaser, and risk of loss shall transfer to Purchaser for any such Deliverable Item or defective component once repaired or replaced pursuant to this Article 15.1.2(B) upon receipt thereof by Purchaser at the location designated by Purchaser. If Contractor fails to use reasonable best efforts to repair or replace such Deliverable Item or defective component within a reasonable period of time after notification from Purchaser, Purchaser may, by contract or otherwise, repair or replace such Deliverable Item or defective component and Contractor shall be liable for the reasonable cost thereof.

15.1.3      Space Segment. Without limiting Contractor’s obligations under Articles 15.1.1 and 15.1.2:

A.            Contractor warrants that, from Space Segment Acceptance (or with respect to the GBBF Subsystem, if earlier, Acceptance of the GBBF Subsystem) through the [*] of such Space Segment Acceptance (as such warranty period may be extended), the Space Segment shall perform in conformity with those requirements of Exhibit E, Space Segment Performance Specification, that are tested and/or validated during Space Segment IOT in accordance with Exhibit H, Space Segment Test Plan (as such requirements may be waived or deviated from for purposes of Space Segment Acceptance under Article 10.1.2), such that the baseline for the warranty shall be the Space Segment’s condition as of Space Segment Acceptance; provided, however, that such warranty baseline shall be subject to revision to reflect improved performance pursuant to Article 15.1.3(C) below.

B.            Contractor’s only liability under the preceding subsection (A) shall be with respect to the GBBF Subsystem and Satellite as follows:

(1)           With respect to the GBBF Subsystem, the warranty set forth in Article 15.1.3(A) is based on the condition of the GBBF Subsystem as Accepted, subject to revision of such condition to reflect improved performance pursuant to Article 15.1.3(C). Any non-conformance or defect discovered in the GBBF Subsystem during the warranty period set forth in subsection (A) above and notified to Contractor shall be remedied by Contractor at Contractor’s expense by repair or replacement of the defective component or by other appropriate corrective measures with respect to the GBBF Subsystem, including but not limited to GBBF hardware and/or software modifications, as set forth in Section 2.3.7 of Exhibit G, Space Segment SOW (at Contractor’s election). In fulfilling its obligations under this Article 15.1.3(B)(1) Contractor shall be responsible to correct only for defects or non-conformances to the applicable requirements of Annex B, Specification for the GBBF Subsystem, of Exhibit E, Space Segment Performance Specification (to the extent of GBBF Subsystem compliance with such requirements upon GBBF Subsystem Acceptance under Article 11), subject to revision of such warranty baseline requirements to reflect improved performance pursuant to Article 15.1.3(C) below. Contractor shall determine whether such repair or replacement shall be performed at Contractor’s plant. If necessary, Purchaser shall ship to Contractor’s designated facility the defective component(s). Contractor shall be responsible for the cost of shipment (including transportation and transit insurance) to the facility in accordance with its standard commercial practice (including any taxes and/or duties) of such defective component(s), and the cost of packing, return shipment (including transportation and transit insurance) in accordance with its standard commercial practice of any such defective component(s) once repaired or replaced to Purchaser at the location designated therefor by Purchaser. Risk of loss for such defective component(s) shall transfer to Contractor upon delivery of such defective component(s) to the shipping carrier by Purchaser, and risk of loss shall transfer to Purchaser for any such defective component(s) once repaired or replaced pursuant to this Article 15.1.3(B)(1) upon receipt thereof by Purchaser at the location designated by Purchaser. If Contractor fails to use reasonable best efforts to repair or replace such defective component(s) within a reasonable period of time after notification from Purchaser, Purchaser may, by contract or otherwise, repair or replace such defective component(s) and Contractor shall be liable for the reasonable cost thereof.

(2)           If the GBBF Subsystem does not exhibit a defect or non-conformance subject to Article 15.1.3(B)(1), and performance of the Space Segment nonetheless degrades with respect to the Space Segment performance baseline for Space Segment Acceptance (as may be adjusted in accordance with Article 15.1.3(C)), Contractor shall take reasonable steps to analyze and recommend corrective action as set forth in Section 2.3.7 of Exhibit G, Space Segment SOW. Purchaser shall provide reasonable investigation support for possible causes in Purchaser furnished items, such as equipment in the gateway. If and to the extent such analysis and recommended corrective action pertain to the Satellite, the Parties shall proceed as set forth in Article 15.1.3(B)(3). If and to the extent such analysis and recommended corrective action pertain to the GBBF Subsystem and/or other elements of the Space Segment (not including the Satellite), Contractor shall notify Purchaser and describe the proposed corrective action together with associated costs (as applicable) and terms for proceeding with the action. Purchaser shall approve or disapprove the proposed action and associated costs (as applicable) and terms within a reasonable time. If Purchaser authorizes the proposed action, Contractor shall proceed therewith: (a) at Contractor’s expense if the degradation in Space Segment performance is primarily attributable to the GBBF Subsystem and/or other elements of the Space Segment (not including the Satellite), or (b) at Purchaser’s expense (but only to the extent set forth in Article 15.1.3(B)(3)) if such degradation is primarily attributable to the Satellite, or (c) at Purchaser’s expense if such degradation is primarily attributable to Purchaser-furnished equipment, or (d) in any other cases, as otherwise agreed by the Parties based on an equitable allocation of risk in the circumstances. Annex B, Specification for the GBBF Subsystem, of Exhibit E, Space Segment Performance Specification, shall be modified to incorporate any changes thereto required to reflect the corrective actions approved by Purchaser hereunder.

(3)           Without limiting Contractor’s obligations under Article 15.2, in the event that, after the IOT Complete Date, for causes attributable to Contractor (or any subcontractor, agent or representative of Contractor), the Satellite fails to meet the applicable requirements of Exhibit B, Satellite Performance Specification (as such requirements may have been waived or deviated from for purposes of Satellite Acceptance upon the IOT Complete Date), and the performance of the Space Segment degrades with respect to the Space Segment performance baseline for Space Segment Acceptance, Contractor shall take reasonable steps to analyze and recommend corrective action as set forth in Section 2.3.7 of Exhibit G, Space Segment SOW. The Contractor’s corrective action may

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include and is limited to analysis, diagnosis, testing, GBBF procedures, coefficient updates, Satellite configuration commands, and Satellite operating procedures. Contractor shall notify Purchaser and describe the proposed corrective action together with associated costs (as applicable) and terms for proceeding with the action. Purchaser shall approve or disapprove the proposed action and associated costs (as applicable) and terms within a reasonable time. If Purchaser authorizes the proposed action, Contractor shall proceed therewith: (a) at Contractor’s expense, subject to a cumulative total annual sum of [*] for the first year of the warranty and [*] for each extension of the warranty pursuant to Article 24.3, for such corrective actions, and (b) at Purchaser’s expense after the monetary threshold in clause (a) immediately above is met, on the basis of [*] to be invoiced and paid in accordance with Article 5. If for any reason the corrective action is unsuccessful, and, as a result thereof, the Satellite suffers any loss, including but not limited to degraded performance, Purchaser’s sole and exclusive remedies with respect to such loss and any consequences therefrom shall be those set forth in Articles 13 and 35.2 as applicable, subject to the conditions and limitations of such Articles and in all cases subject to the limitation of liability stated in Article 15.1 above and Article 30.

(4)           The warranty under this Article 15.1.3 with respect to the Space Segment shall terminate upon payment in full of the Space Segment Warranty Termination Payment.

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[*]

(2)           Contractor shall notify Purchaser of corrective actions identified as set forth in the immediately preceding paragraph, and the Parties shall agree on the appropriate implementation, or Purchaser may direct Contractor to proceed with the recommended action. Contractor shall proceed therewith: (a) at Contractor’s

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expense if the deficiencies in Space Segment performance are primarily attributable to the GBBF Subsystem and/or other elements of the Space Segment (not including the Satellite), or (b) at Purchaser’s expense (but only to the extent set forth in Article 15.1.3(B)(3)) if such deficiencies are primarily attributable to the Satellite, or (c) at Purchaser’s expense if such deficiencies are primarily attributable to Purchaser-furnished equipment, or (d) in any other cases, as otherwise agreed by the Parties based on an equitable allocation of risk in the circumstances.

[*]

(4)           Except as set forth in the applicable Articles referenced in Article 10.2.2, in no event shall Contractor incur liability related to the use, condition or performance of the Space Segment arising from its actions pursuant to this Article 15.1.3(C), [*]

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15.1.4      Training and Services. Contractor warrants that the training and other services it provides to Purchaser pursuant to this Contract will conform to reasonable industry standards of the commercial aerospace and satellite communications industry practice for work similar in type, scope, and complexity to the applicable Work at the time such training or other services are provided. In the event Contractor breaches this warranty, as Purchaser’s sole remedy, Contractor shall apply reasonable efforts to correct the deficiencies in the provision of such training and other services where it is practicable to do so (e.g., cannot correct deficiencies in or redo Launch Support Services from and after Launch).

15.1.5      Third-Party Warranties. Without in any way relieving Contractor of its obligations hereunder, Contractor shall assign to Purchaser to the extent assignable, or make available to Purchaser to the extent permitted, the benefit of all third party warranties Contractor has from any other party with respect to any Deliverable Item.

15.1.6      Disclaimer. EXCEPT AND TO THE EXTENT EXPRESSLY PROVIDED IN ARTICLES 15.1.1, 15.1.2, 15.1.3, 15.1.4 AND 15.1.5 CONTRACTOR HAS NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER

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DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO THE SATELLITE OR ANY OTHER DELIVERABLE ITEM.

15.2         Satellite Anomalies.

At no cost to Purchaser, Contractor shall investigate any Satellite Anomaly in the Satellite delivered on-orbit arising during the life of such Satellite and known to it or as notified in writing by Purchaser and undertake anomaly resolution support services in accordance with Section 2.3.9 (Standard On-Orbit Support) of Exhibit A, Statement of Work. If for any reason any such Satellite Anomaly cannot be or is not corrected (after reasonable efforts to effect a correction) as set forth in the immediately preceding sentence and as a result thereof, such Satellite suffers any loss, Purchaser’s sole and exclusive remedies with respect to such loss and any consequences therefrom shall be those set forth in Articles 13 and 35.2 as applicable, subject to the conditions and limitations of such Articles and in all cases subject to the limitation of liability stated in Article 15.1 above and Article 30. To the extent the occurrence of a Satellite Anomaly is due to causes not attributable to Contractor (including any subcontractor, agent or representative of Contractor), Purchaser shall pay Contractor the Actual Costs reasonably incurred by Contractor associated with such anomaly services, plus a markup of [*], which shall be invoiced and paid pursuant to the provisions of Article 5. To the extent the causes are attributable to Contractor (including any subcontractor, agent or representative of Contractor), such costs shall be borne by Contractor.

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15.3         Use Conditions Not Covered by Warranty.

With respect to Deliverable Items other than the Satellite, the warranty under this Article 15 shall not apply to the extent adjustment, repair or parts replacement is required as a result, directly or indirectly, of accident, unusual physical or electrical stress, negligence, misuse, failure of environmental control prescribed in operations and maintenance manuals, repair or alterations by any party other than Contractor (including any subcontractor, agent or representative of Contractor), or by causes other than normal and ordinary use. The warranty provided pursuant to this Article 15 is conditioned upon Contractor being given access, if required, to Deliverable Items delivered at Purchaser’s facility in order to accomplish any repair or replacement thereof. If the defect repaired or remedied by Contractor is not covered by the warranty provided pursuant to this Article 15, Purchaser shall pay Contractor the Actual Costs reasonably incurred by Contractor associated with such repair or remedy, plus a markup of [*], which shall be invoiced and paid pursuant to the provisions of Article 5. Contractor makes no warranty with respect to the performance of any Launch Vehicle.

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ARTICLE 16 – CHANGES AND STOP WORK

16.1         Changes Requested by Purchaser.

16.1.1      Purchaser may at any time in writing request a change to the Work in whole or in part including changes to any Deliverable Item or service (as may be modified from time to time, a “Change Request”).

Contractor shall respond in writing to a Change Request within thirty (30) days after receipt thereof, which response shall include Contractor’s reasonable good faith proposal of the changes to the Contract that would be caused by such Change Request including, without limitation, the estimated increase or decrease to the Firm Fixed Price [*] the impact on the delivery schedule and other changes to the Contract necessitated thereby. The proposal shall include reasonably sufficient detail setting forth the basis used by Contractor (including a detailed description of the work to be performed, break down showing estimated labor and major material costs together with such other information/explanation as Purchaser may reasonably request).

16.1.2      If Purchaser desires to implement the Change Request, Purchaser and Contractor shall negotiate in good faith and in a timely manner the changes, if any, to the Contract caused by implementation of the Change Request. Except as provided in Article 16.1.3, any changes made pursuant to this Article 16.1 shall be formalized by the execution of an amendment to this Contract in accordance with Article 37.5. Except as set forth in such amendment, the terms of the Contract shall remain unchanged.

16.1.3      If the Parties are not able to agree on the changes to the Contract necessitated by such Change Request, then within ten (10) days of a request from either Party, each Party shall deliver to the other a good faith offer of the changes to the Contract (the “Purchaser’s Offer” and “Contractor’s Offer”). Thereafter, Purchaser has the right to direct Contractor to implement the requested changes. In such event:

(a)           the Parties shall continue to negotiate in good faith as to the terms of any changes to the Contract;

(b)           either Party shall have the right to invoke the dispute resolution procedures of Article 25; and

(c)           Purchaser shall pay to Contractor the sums as and when provided in the Purchaser’s Offer and pay any difference between the Purchaser’s Offer and Contractor’s Offer relative to amounts as and when due into an interest bearing escrow account, the establishment and terms and conditions of which shall be subject to the reasonable mutual agreement of the Parties. Upon the reaching of a resolution (either through mutual agreement of the parties or through operation of Article 25), this Contract shall be amended accordingly pursuant to Article 37.5, the escrow shall be closed and any funds contained therein shall be disbursed accordingly.

16.1.4      If Purchaser directs that certain goods or services be provided by Persons other than Contractor, Contractor agrees to provide reasonable cooperation with such Persons, subject to Contractor’s reasonable requirements concerning access, confidentiality and compliance with law, as set forth in this Contract.

16.2         Stop Work Order.

Purchaser shall have the right at any time (and from time to time) to direct Contractor to stop the Work. To exercise the right hereunder, Purchaser shall deliver a written notice to stop the Work (the “Notice to Stop Work”). Upon delivery of the Notice to Stop Work (and during the pendancy of the stop work): (a) Purchaser’s liability under this Contract shall be limited to such liability as Purchaser would have if Purchaser had delivered a Notice of Termination for Convenience in whole pursuant to Article 21.1 at the date of the Notice to Stop Work; and (b) Contractor may take all steps deemed necessary or prudent by Contractor in order to minimize any losses Contractor would suffer if the Work was not restarted, including terminating and reaching good faith settlements with third parties performing any portion(s) of the Work. Upon request from Purchaser, Contractor shall submit to Purchaser in accordance with Article 16.1, proposals associated with the stop work, including proposals that if implemented in accordance with Article 16.1.2 could increase the liability of Purchaser. If after delivery of a Notice to Stop Work Purchaser elects thereafter to restart the Work, then such request shall be treated as a Change Request and subject to the procedures set forth in Article 16.1. In the event that Purchaser shall not notify Contractor to recommence the Work within twelve (12) months after delivery to Contractor of the Notice to Stop Work, then Contractor shall have the right, upon written notice to Purchaser, to require the Purchaser either to: (i) direct Contractor to resume Work hereunder in accordance with Article 16.1.2 or 16.1.3; or (ii) terminate this Contract in whole in accordance with Article 21.1 effective as of the date of the Notice to Stop Work. In the event Purchaser fails to elect within ten (10) days of written request from Contractor, Purchaser shall be deemed to have elected to have terminated the Contract in whole under Article 21.1 effective as of the date of the Notice to Stop Work.

16.3         Changes Requested by Contractor.

Contractor may at any time request a change in the Work. Any proposed change shall contain a written proposal identifying such change, the reasons therefore and the impact thereof on the price, Delivery schedule, or other terms of this Contract. Purchaser will attempt to respond to such change request from Contractor within thirty (30) days of receipt. If the Parties reach an agreement on such change request in writing, it shall be incorporated into the Contract by the execution of an amendment to this Contract in accordance with Article 37.5. If the Parties are unable to reach an agreement in writing on the proposed change request, then such request shall be deemed rejected.

ARTICLE 17 - FORCE MAJEURE

17.1         Force Majeure Defined.

17.1.1      Subject to Articles 5.2.3 and 23.3, Contractor shall not be responsible to Purchaser for late Delivery, delay of the final completion date or nonperformance of its contractual obligations due to Force Majeure. Force Majeure shall be any event beyond the reasonable control of a Party or its suppliers and subcontractors and shall include, but not be limited to: (1) acts of God; (2) acts of a public enemy; (3) acts of a government in its sovereign or contractual capacity (including any action or inaction affecting the import or export of items); (4) war and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (6) fire, earthquakes, floods, epidemics, quarantine restrictions, (7) strikes, lockouts and other industrial disputes (other than at the facilities of Contractor), (8) sabotage, riot and embargoes; (9) technical problems generally affecting the commercial telecommunications industry, and (10) other unforeseen and extraordinary events (“Force Majeure”); provided written notice is given to Purchaser, in writing, within ten (10) Business Days after Contractor’s performance has been impacted by the occurrence of such Force Majeure and further provided such Force Majeure is not caused by the failure of Contractor or its suppliers or subcontractors to perform their obligations under this Contract. Notwithstanding the foregoing, in no event will financial hardship or insolvency of Contractor or any of its respective Affiliates constitute Force Majeure.

Any notice to be provided by Contractor, as required by the preceding provisions, shall include a detailed description of the performance of Contractor known to be affected by such delay as well as Contractor’s plans for minimizing the effects of such event upon the performance of its obligations under the Contract. In all cases, Contractor shall use reasonable best efforts to avoid or minimize and/or work around such delay through the implementation of any work-around plans, alternate sources, or other means Contractor may reasonably utilize to minimize a delay in performance of the Work. Contractor shall also provide Purchaser prompt written notice when the event constituting Force Majeure as to Contractor appears to have ended and shall during the period of Force Majeure provide such other reports as Purchaser may reasonably request (including, without limitation, estimates when the matter is to be rectified and the steps made to meet the applicable Contract requirements thereafter).

17.1.2      In the event Purchaser disputes any Force Majeure, Purchaser shall inform Contractor in writing within ten (10) Business Days from the date of receipt of written notice of the event purportedly constituting the Force Majeure and, if the Parties have not resolved the dispute within ten (10) Business Days of Contractor’s receipt of such written notice from Purchaser, the dispute shall be resolved pursuant to Article 25.

17.2         Adjustment to Delivery Schedule and Other Affected Terms.

17.2.1      Subject to Articles 5.2.3 and 23.3, upon the occurrence of Force Majeure that causes a delay in Contractor’s performance of its obligations hereunder, an Equitable Adjustment shall be negotiated in the Delivery schedules of this Contract and the Space Segment Acceptance Deadline, as applicable, affected by Force Majeure. Such adjustment in Delivery schedules and/or Space Segment Acceptance Deadline shall not affect any other provisions of this Contract (including the Firm Fixed Price).

17.2.2      Any adjustment made pursuant to this Article 17.2 shall be formalized by the execution of an amendment to this Contract in accordance with Article 37.5.

ARTICLE 18 - PURCHASER DELAY OF WORK

If the performance of all or any part of the Work required of Contractor under this Contract is delayed or interrupted by Purchaser’s failure to perform its contractual obligations hereunder within the time specified in this Contract or within a reasonable time if no time is specified, or by an act or failure to act of Purchaser that unreasonably interferes with and delays Contractor’s performance of its obligations under this Contract (“Purchaser Delay”), Contractor shall promptly give Purchaser written notice thereof. In the event of a Purchaser Delay, Contractor shall cooperate with Purchaser to develop a plan using best reasonable efforts to avoid or minimize and/or work around such delay (including work-around plans, use of alternate sources, or other means to minimize the delay). Within fifteen (15) working days of Contractor’s issuance of its notice of Purchaser Delay, Contractor shall provide Purchaser with a written estimate of the impacts to the Contract caused by such Purchaser Delay. Subject to such notice, and issuance of the written estimate as provided immediately above, Contractor shall be entitled to an Equitable Adjustment for Purchaser Delay. Any Equitable Adjustment made pursuant to this Article 18 shall be incorporated into this Contract by the execution of an amendment in accordance with Articles 16 and 37.5. At Purchaser’s written request pursuant to Article 16, Contractor shall use best reasonable efforts to avoid or minimize and/or work around any delay resulting from such Purchaser Delay through the implementation of any work-around plans, alternate sources, or other means Contractor may utilize or expect to utilize to minimize a delay in performance of the Work.

ARTICLE 19 - INTELLECTUAL PROPERTY INDEMNITY

19.1         Indemnification.

Contractor, at its own expense, hereby agrees to defend and to indemnify and hold harmless Purchaser and its Affiliates, and their respective officers, directors, employees, shareholders, and agents and their successors and assigns from and against any claim or suit based on, arising from, or in connection with any allegation that the Work or the manufacture of any Deliverable Item or any part thereof or the normal intended use, lease or sale of any Deliverable Item or any part thereof infringes any third party Intellectual Property Right (“Intellectual Property Claim”), and shall pay any royalties and other liabilities adjudicated (or provided in settlement of the matter) to be owing to the third party claimant as well as costs and expenses incurred in defending or settling (including court costs and reasonable attorneys’ fees and disbursements, costs of investigation, expert fees, litigation, settlement, judgment, interest and penalties) such Intellectual Property Claim. Contractor’s obligations under this Article 19.1 shall be subject to the indemnification process set forth in Article 20.3. This Article 19.1 shall be subject to the limitations set forth in Article 32.6.

19.2         Infringing Equipment.

If the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, Contractor shall at its option and expense (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for Purchaser or its permitted successors and/or assigns the right to use the infringing item and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the Performance Specification (as may be modified or waived pursuant to Article 9.3 and/or 11.7). Purchaser shall reasonably cooperate with Contractor to mitigate or remove any infringement. If Contractor is unable to accomplish (i), (ii) or (iii) as stated above within (x) one hundred twenty (120) days if the injunction or prohibition relates to the Satellite, or (y) ninety (90) days if the injunction or prohibition relates to any other Deliverable Item (including the Space Segment, other than the Satellite), Purchaser shall have the right, notwithstanding any other provision herein, to terminate this Contract in whole or in part, with respect to such Deliverable Item (and any other Deliverable Item whose utility has been adversely impacted by Purchaser’s loss of use of the infringing Deliverable Item), return such Deliverable Item(s) to Contractor (in space, with respect to an in-orbit Satellite), and within thirty (30) days of such return, Contractor shall refund the price paid for such terminated Deliverable Item(s) less a reasonable allowance for use and depreciation. This Article 19.2 shall survive the termination of this Contract as to Deliverable Items Accepted or otherwise retained and paid for prior to or promptly following such termination.

19.3         Combinations and Modifications.

Contractor shall have no liability under this Article 19 for any Intellectual Property Claim to the extent arising directly from (i) use of any Deliverable Item in combination with other items not provided, recommended, or approved by Contractor or its suppliers or subcontractors or (ii) modifications of any Deliverable Item after Delivery by a Person other than Contractor (or its suppliers or subcontractors acting through Contractor) unless (A) in the case of a Deliverable Item other than the Satellite, such modification was made by such other Person due to Contractor’s failure to perform a contractual obligation hereunder (except where Contractor believes such modification would result in an infringement of a third party’s rights) or (B) is directed in writing by Purchaser to which Contractor has taken written exception including by way of disclaimer.

19.4         Sole Remedies.

The remedies set forth in this Article 19 are Purchaser’s sole and exclusive remedies for or related to any Intellectual Property Claim.

ARTICLE 20 - INDEMNITY FOR PERSONAL INJURY AND PROPERTY DAMAGE

20.1         Contractor’s Indemnity.

Contractor, at its own expense, shall defend, indemnify and hold harmless Purchaser and its Affiliates and their respective directors, officers, employees, shareholders, and agents from and against any losses, damages, and other liabilities, adjudicated (or provided for in settlement of the matter) to be owing to the claimant as well as costs and expenses (including court costs, and reasonable attorneys’ fees and disbursements, costs of investigation, expert fees, litigation, settlement, judgment, interest and penalties) (collectively, “Losses”) based on, arising from or in connection with any third party claims for injury to persons or property damage, but only if such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Contractor, or its employees, representatives, contractors or subcontractors at any tier (including suppliers of any kind). For the avoidance of doubt, Contractor shall have no indemnity obligations pursuant to this Article 20 for any Losses with respect to the Satellite after Intentional Ignition of the Launch Vehicle for such Satellite, unless and to the extent of a Terminated Ignition as provided in Article 12.1, even if such Losses are attributable, in whole or in part, to an act or omission of Contractor or its employees, representatives, contractors or subcontractors at any tier (including suppliers of any kind) prior to Intentional Ignition.

20.2         Purchaser’s Indemnity.

Purchaser, at its own expense, shall defend, indemnify and hold harmless Contractor and its Affiliates, and their respective directors, officers, employees, shareholders and agents, from and against any Losses based on, arising from or in connection with any third party claims for injury to persons or property damage but only if such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Purchaser or its employees or representatives.

20.3         Indemnification Process.

In connection with any claim for indemnification under Article 20.1 and Article 20.2 the Parties agree as follows:

20.3.1      The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim for which it seeks indemnification upon receipt thereof and shall provide the other Party, at its written request, with copies of all documentation relevant to such suit or claim. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of its obligations under this Contract except to the extent it can demonstrate that it was prejudiced by such failure. Within fifteen (15) days following receipt of written notice from the Party seeking indemnification relating to any claim, but no later than a reasonable time before the date on which any response to a complaint or summons is due, the indemnifying Party shall notify the Party seeking indemnification in writing if the indemnifying Party elects to assume control of the defense or settlement of that claim (a “Notice of Election”) when not contrary to the governing rules of procedure. A Notice of Election shall require the indemnifying Party to assume the defense in full and without reservation of rights.

20.3.2      If the indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, so long as it is actively defending such claim, the indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the Party seeking indemnification shall be entitled to participate in the defense of such claim and to employ counsel (reasonably acceptable to the indemnifying Party) at its own expense to assist in the handling of such claim provided there is no conflict of interest and that such participation would not adversely affect the conduct of the proceedings; (ii) where the Party seeking indemnification is so represented, the indemnifying Party shall keep counsel of the Party seeking indemnification informed of each step in the handling of any such claim; and (iii) the Party seeking indemnification shall provide, at the indemnifying Party’s request and expense, such assistance and information as is available to the Party seeking indemnification for the defense and settlement of such claim and (iv) the indemnifying Party shall notify the Party seeking indemnification before entering into any non-monetary settlement of such claim or ceasing to defend against such claim. After the indemnifying Party has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnifying Party shall not be liable to the Party seeking indemnification for any legal expenses incurred by the Party seeking indemnification in connection with the defense of that claim. In addition, the indemnifying Party shall not be required to indemnify the Party seeking indemnification for any amount paid or payable by the Party seeking indemnification in the settlement of any claim for which the indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the prior written consent of the indemnifying Party. The indemnifying Party may not settle any claim on behalf of the indemnified Party except claims solely for monetary damages paid by the indemnifying Party in full.

20.3.3      If the indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period or fails actively to defend such claim, the Party seeking indemnification shall have the right to defend and/or settle the claim in such manner as it may deem appropriate, at the cost and expense of the indemnifying Party. Provided that the Party seeking indemnification acts in good faith, it may settle such claim on any terms it considers appropriate under the circumstances without in any way affecting its right to be indemnified hereunder. The indemnifying Party shall promptly reimburse the Party seeking indemnification for all such costs and expenses.

20.4         Waiver of Subrogation.

Each Party shall use best reasonable efforts to obtain a waiver of subrogation and release of any right of recovery against the other Party and its Affiliates, contractors and subcontractors at any tier (including suppliers of any kind) and their respective directors, officers, employees, shareholders and agents, that are involved in the performance of this Contract from any insurer providing coverage for the risks such Party has agreed to indemnify against under this Article 20.

ARTICLE 21 - TERMINATION FOR CONVENIENCE

21.1         Right to Terminate. Purchaser may at any time terminate this Contract without cause, in whole or in part, by giving Contractor written notice of termination (“Notice of Termination for Convenience”); provided, however, Purchaser may not terminate this Contract as to a Satellite after Intentional Ignition of the Launch Vehicle for Launch of such Satellite and provided further that, absent the consent of Contractor, if Purchaser shall terminate the Satellite portion of this Contract, Purchaser shall be required to terminate the Contract as a whole. Upon receipt by Contractor of the Notice of Termination for Convenience, Contractor shall:  (a) stop Work under this Contract on the date and to the extent specified in the Notice of Termination for Convenience;  (b) place no further orders or subcontracts for materials, services, or facilities, except as may be necessary for completion of such portion of the Work as is not terminated; (c) terminate orders and subcontracts to the extent that they relate to the performance of Work terminated by the Notice of Termination for Convenience; (d) settle all outstanding liabilities and all claims arising out of such termination or orders, subcontracts for materials, services, or facilities; and (e) with respect to the portion(s) of the Work subject to the Notice of Termination for Convenience, take such action as may be necessary, or as Purchaser may direct, for the protection and preservation of the Work associated with this Contract which is in the possession of Contractor or any subcontractor and in which Purchaser has or may acquire an interest.

21.2         Termination Liability. Subject to Article 32.6:

21.2.1      Termination in Whole. If Purchaser terminates this Contract in whole, Purchaser shall be liable to Contractor for the firm fixed price amount set forth in the applicable Whole Termination Liability Schedules of Exhibit F Payment Plan and Termination Liability Amounts as applicable on the date of issuance of the Notice of Termination of Convenience (“Whole Termination Claim”), reduced by all amounts already paid by Purchaser to

Contractor (“Net Whole Termination Claim”). Contractor shall, within fifteen (15) days of the Notice of Termination for Convenience, provide Purchaser with a calculation of the Net Whole Termination Claim, together with an invoice for payment of any deficiency, if any, which invoice shall be paid in accordance with Article 5. In the event that the Net Whole Termination Claim results in moneys being due to Purchaser, Contractor shall at the time of delivery of its calculation of the Net Whole Termination Claim refund to Purchaser said excess funds. In no event shall the amounts payable by Purchaser pursuant to this Article 21.2.1 exceed the Net Whole Termination Claim.

21.2.2      Termination in Part. If Purchaser terminates this Contract only in part and with respect to a Deliverable Item for which a Termination Liability Schedule exists as part of Exhibit F Payment Plan and Termination Liability Amounts (a “Partial Termination for Convenience”), Purchaser shall be liable to Contractor for the firm fixed price amount set forth in the applicable Termination Liability Schedules of Exhibit F Payment Plan and Termination Liability Amounts for such Deliverable Item(s) (“Partial Termination Claim”), reduced by all applicable amounts already paid by Purchaser to Contractor with respect to the terminated Work (the “Net Partial Termination Claim”). Contractor shall, within fifteen (15) days of Purchaser’s Notice of Termination for Convenience, provide Purchaser with a calculation of the Net Partial Termination Claim, together with an invoice for payment of any deficiency, if any, which invoice shall be paid in accordance with Article 5. In the event that the Net Partial Termination Claim results in moneys being due to Purchaser, Contractor shall at the time of delivery of its calculation of the Net Partial Termination Claim refund to Purchaser said excess funds. In no event shall the amounts payable by Purchaser pursuant to this Article 21.2.2 exceed the Net Partial Termination Claim. Further, the firm fixed price amount set forth in the Termination Liability Schedule in Exhibit F with respect to the Space

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Segment shall be deemed to include payment with respect to the licenses by Contractor pursuant to Article 32 and no additional sums shall be due to Contractor with respect to the ongoing rights of Purchaser under Article 32.

21.3         Disposition of Work.

Title and/or the rights to all items of Work, which would have been incorporated into a Deliverable Item or otherwise conveyed to Purchaser under this Contract [*] (not including title to Deliverable Data or any other portion of the Work to which Contractor would not have otherwise been obligated to transfer title hereunder had the Contract been completed) and which are in progress before the Notice of Termination for Convenience shall, upon payment in full of the Net Whole Termination Claim or the Net Partial Termination Claim, as applicable, vest in Purchaser, and Contractor shall deliver, FOB Contractor’s plant, subject to U.S. Export Regulations for which Contractor has no liability in the event of failure to obtain stated export authorizations (other than due to Contractor’s fault or negligence), all such items to Purchaser who shall remove such items from Contractor’s (or applicable subcontractor’s) facility within ninety (90) days of the Notice of Termination for Convenience. All terminated Work which is under the custody or control of Contractor or any subcontractor shall be insured by Contractor at its cost and risk, until the earlier of: (i) Purchaser’s removal of all such items of Work from Contractor’s (or applicable subcontractor’s) facility or (ii) ninety-one (91) days after the Notice of Termination for Convenience, and risk of loss shall pass to Purchaser at such time. Alternatively, Purchaser may request Contractor to make a reasonable, good faith effort to sell all or some of the Work and to remit any sales proceeds to Purchaser less a deduction for Actual Costs reasonably incurred in such sales efforts plus a markup of [*] Within twenty (20) days after the written request of Purchaser, Contractor shall submit a good faith long term storage proposal for the storage of the Work.

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ARTICLE 22 - LIQUIDATED DAMAGES

22.1         Liquidated Damages for Late Delivery of Satellite and/or GBBF Subsystem.

22.1.1      The Parties acknowledge and agree that failure to meet the Delivery schedule specified in Article 3 for the Satellite and/or the GBBF Subsystem may result in substantial financial loss or damage being sustained by Purchaser. The Parties further acknowledge and agree that the following liquidated damages are believed to represent a genuine and reasonable estimate of certain of the losses (including non-productive time and increased cost of money) that would be suffered by Purchaser by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

22.1.2      If Delivery of the Satellite does not occur on or before the date specified for Satellite Delivery in Article 3.1 (as such date may be adjusted pursuant to Articles 16, 17 or 18), then Contractor shall pay Purchaser as liquidated damages and not a penalty for Contractor’s late Delivery the following per day amounts for each such late day:

[*]

Notwithstanding the above, the maximum amount of liquidated damages that Contractor may be required to pay Purchaser for late Delivery of the Satellite shall not exceed [*] for the Satellite.

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22.1.3      If Delivery of the GBBF Subsystem does not occur on or before [*] then Contractor shall pay Purchaser as liquidated damages and not a penalty for Contractor’s late Delivery the following per day amounts for each such late day:

[*]

Notwithstanding the above, the maximum amount of liquidated damages that Contractor may be required to pay Purchaser for late Delivery of the GBBF Subsystem shall not exceed [*]

In the event the GBBF Subsystem has not been Accepted prior to the commencement of the earlier of [*]

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22.2                 Liquidated Damages for Failure to Meet FCC Events.

22.2.1      The Parties also acknowledge and agree that failure to meet an FCC Event (excluding for this Article 22.2, the Delivery of the Satellite) may also cause substantial financial loss or damage being sustained by Purchaser.

22.2.2      For each FCC Event (other than FCC Event 9 (Delivery of the Satellite)) that Contractor has not successfully completed on or before the Original Deadline Date (not subject to extension for any cause or basis except as provided in Article 18 or as may be subsequently approved by Purchaser in writing in its discretion), Contractor shall pay Purchaser as liquidated damages and not a penalty the following per day amounts for each such late day from the applicable Original Deadline Date.

Number of Days Late	Liquidated Damages Per Day		Maximum Amount of Liquidated Damages During Period For Each FCC Event		Maximum Cumulative Amount of Liquidated Damages for all Events
[*]	$	[*]/day	$	[*]	$	[*]

The maximum amount of liquidated damages that Contractor may be required to pay Purchaser under this Article 22.2 for any FCC Event shall not exceed [*] United States dollars (U.S. $[*]) and for all FCC Events [*] United States dollars (U.S. $[*]). The rights of Purchaser under this Article 22.2 shall be in addition to any rights Purchaser may have under Article 22.1.

22.3      Payment of Liquidated Damages.

Any amounts due in accordance with this Article 22 shall be, at Purchaser’s election, either (i) credited to Purchaser against any outstanding or future invoices hereunder or (ii) paid by Contractor to Purchaser within thirty (30) days of receipt of an invoice from Purchaser.

22.4      Remedy.

The liquidated damages set forth in Articles 22.1 and 22.2 shall be Purchaser’s sole remedy and compensation for Contractor delays with respect to late Delivery of the Satellite and/or GBBF Subsystem and failure to meet FCC Events during the time period set forth above, and no other liquidated damages shall be payable to Purchaser; provided, however, Purchaser retains all rights and remedies under Article 21 and Article 23 (it being understood and agreed that Purchaser shall have no right to terminate this Contract pursuant to Article 23.1.1 based solely on Contractor’s failure to meet one or more of the FCC Events preceding Delivery of the Satellite).

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ARTICLE 23 - TERMINATION FOR DEFAULT AND EXCESSIVE FORCE MAJEURE

23.1         Contractor Default.

23.1.1A   Right to Terminate in Whole or in Part. Subject to Article 23.1.4 and further subject to Articles 16, 17 and 18, Purchaser may terminate this Contract in whole or in part by written notice to Contractor (“Notice of Termination for Default”) if:

(a)           Contractor fails to Deliver the Satellite by the date specified in Article 3.1 for Delivery of the Satellite plus [*] (or such longer time as may be agreed to in writing by Purchaser);

(b)           [*]

(c)           Contractor commits a material breach of this Contract and fails, [*] (or such longer period as may be agreed to in writing by Purchaser) after receipt from Purchaser of written notice thereof, to cure such material breach in full.

A “material breach” under subclause (c) of this Article 23.1.1A shall not include grounds for termination set forth in subclauses (a) and (b) above or in Article 23.1.1B, and shall not include delays in Delivery with respect to the Space Segment except to the extent of Article 23.1.1A (a) and (b) and Article 23.1.1B.

23.1.1B   Right to Terminate Contract as it Relates to the GBBF Subsystem. In addition to and without limiting Article 23.1.1A, but subject to Article 23.1.4 and further subject to Articles 16, 17 and18, Purchaser may terminate this Contract as it relates to the GBBF Subsystem, if:

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(a)           Contractor fails to Deliver the GBBF Subsystem by [*] or such longer time as may be agreed to in writing by Purchaser; or

(b)           It is reasonably certain (or admitted by Contractor) that Contractor shall be unable to Deliver the GBBF Subsystem by the date set forth in subclause (a)  above.

23.1.2      Termination Liability.

(a)           In the event of termination pursuant to Article 23.1.1A, but subject to Article 23.1.3, Purchaser shall be entitled to a refund by Contractor of all payments made by Purchaser to Contractor in accordance with this Contract for the terminated Work plus interest thereon at the interest rate stipulated in Article 5.3.1 hereof from the date payment was received by Contractor to the date the refund is received by Purchaser. In addition, Purchaser shall be entitled to payment of any liquidated damages for delay of the terminated Satellite and/or GBBF Subsystem and/or FCC Events, as applicable, which accrued pursuant to Article 22 prior to the date of the Notice of Termination for Default.

(b)           In the event of termination pursuant to Article 23.1.1B, but subject to Article 23.1.3, Purchaser shall be entitled to a refund by Contractor of all payments made by Purchaser to Contractor in respect of the “Space Segment/Ground Based Beam Forming Subsystem” as provided in Article 4.1 (but which shall not include payments made by Purchaser in respect of the Satellite) plus interest thereon at the interest rate stipulated in Article 5.3.1 hereof from the date payment was received by Contractor to the date the refund is received by Purchaser. In addition, Purchaser shall be entitled to payment of any liquidated damages for delay of the

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GBBF Subsystem which accrued pursuant to Article 22 prior to the date of the Notice of Termination for Default.

(c)           Contractor shall pay any amounts owing to Purchaser under this Article 23.1.2 no later than thirty (30) days after Contractor’s receipt of the Notice of Termination for Default. Payment of such amounts shall be Purchaser’s sole remedy in case of a termination pursuant to this Article 23.1.

23.1.3      Contractor’s Reimbursement for Terminated Work. Purchaser shall not be deemed to retain any Work-in-process other than Work-in-process designated by Purchaser in writing to be retained (and, for example, Contractor shall be required to refund Purchaser with respect to training even if such training had already been completed). In the event of termination pursuant to Article 23.1.1A, Purchaser may in its discretion elect to retain portions of the Work-in-process (“WIP”) [*] Purchaser shall deliver notice of its intent to retain any WIP within ten (10) days after the giving of any Notice of Termination for Default. Subject to Article 32.6, the amounts not to be refunded with respect to any retained Deliverable Items shall be: (i) at the price [*] Notwithstanding the above, this Article 23.1.3 shall be subject to Article 32.6.

23.1.4      Special Provision Limiting Purchaser’s Remedies. Purchaser shall have no right to terminate this Contract pursuant to Article 23.1 with respect to the Satellite after Satellite Delivery, or with respect to the GBBF Subsystem after GBBF Subsystem Acceptance (including in the event of Space Segment Acceptance). Purchaser shall have no right to terminate the Space Segment except to the extent of its rights to terminate the Contract in whole in part in accordance with Article 23.1.1 and with respect to the GBBF Subsystem in accordance with Article 23.1.2.

23.1.5      Disposition of the Work. Unless Purchaser retains WIP pursuant to Article 23.1.3 hereof, but subject to Purchaser’s rights under Article 32, Contractor shall retain title to any and all Work, Work-in-process, parts or other material, inventories, and any associated warranties, and any subcontracted items Contractor has specifically produced, acquired, or entered into in accordance with this Contract. If Purchaser elects to retain any WIP pursuant to Article 23.1.3, Purchaser may require Contractor to transfer to Purchaser in the manner and to the extent directed by Purchaser, title to and possession of any items comprising all or any part of the WIP (including all Work-in-process, parts and materials, all inventories, and associated warranties) and Contractor shall, upon direction of Purchaser, protect and preserve such WIP at Purchaser’s expense in the possession of Contractor or its subcontractors in which Purchaser has an interest and shall facilitate access to and possession by Purchaser of items comprising all or part of the Work terminated. Within twenty (20) days of request of Purchaser, Contractor shall submit a good faith long term storage proposal for the storage of the WIP to be retained by Purchaser and stored with Contractor.

23.1.6      Invalid Default Termination. If, after termination pursuant to this Article 23.1, it is determined pursuant to Article 25 or written agreement of Purchaser that Contractor was not in default under Article 23.1.1, or that the default was excusable under Articles 17 or 18, the rights and obligations of the Parties shall be the same as if Purchaser had, rather than deliver Notice of Termination for Default, delivered a Notice of Termination for Convenience under Article 21 (whether in whole or in part shall be determined whether Purchaser’s original Notice of Termination for Default was in whole or in part).

23.2         Purchaser Default.

23.2.1      Right to Terminate. Contractor may terminate this Contract upon written notice to Purchaser (“Contractor Notice of Default”) if Purchaser fails to cure any default in the payment of any amount that has become due and payable hereunder within thirty (30) days after receiving written notice of such default (or such longer period as may be agreed to in writing by Contractor). Notwithstanding Article 23.2, Purchaser will not be considered in default with respect to any amount that it is disputing in accordance with Article 5.6 and will have ten (10) Business Days after the resolution (by agreement or in accordance with Article 25.2) of such dispute to satisfy any payment required by such resolution.

23.2.2      Termination Liability. In the event of termination pursuant to this Article 23.2, it shall be treated as a termination for convenience of the whole of the Contract pursuant to Article 21.1 (effective as of the date of the Contractor Notice of Default). The rights and remedies provided to Contractor under this Article 23.2.2 shall be exclusive and in lieu of any other rights and remedies under this Contract or otherwise provided by law or in equity in relation to the termination of this Contract for Purchaser’s default of its obligations under this Contract.

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23.2.3      Disposition of the Work. Contractor may elect immediately upon termination to take over all applicable Deliverable Items and Work-in-process and use or dispose of the same in any manner Contractor may elect. In such case, the fair market value of any applicable Deliverable Items or Work-in-process retained or disposed of by Contractor shall be set-off against Purchaser’s Net Whole Termination Claim as established in accordance with Article 21. Upon payment of the amount due under this Article 23.2.3, Purchaser may require Contractor to transfer to Purchaser in the manner and to the extent directed by Purchaser, title to (not including Deliverable Data or any other portion of the Work to which Contractor would not have otherwise been obligated to transfer title hereunder had the Contract been completed) and possession of any items comprising all or any part of the applicable Work terminated (including all Work-in-process, parts and materials, all inventories, and associated warranties) not used or disposed of by Contractor pursuant to the foregoing sentence, and Contractor shall, upon direction of Purchaser, protect and preserve property at Purchaser’s expense in the possession of Contractor or its subcontractors in which Purchaser has an interest and shall facilitate access to and possession by Purchaser of items comprising all or part of the applicable Work terminated. Alternatively, Purchaser may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Purchaser less a deduction for Actual Costs reasonably incurred by Contractor in the sales of such items plus a markup of [*] Within twenty (20) days of written request of Purchaser, Contractor shall submit a good faith long term storage proposal for the storage of the applicable Work.

23.2.4      Invalid Default Termination. If, after termination pursuant to this Article 23.2, it is finally determined pursuant to Article 25 or written agreement of Contractor that Purchaser was not in default under Article

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

23.2.1, the Contract shall be deemed to have been terminated in whole pursuant to Article 23.1 and Purchaser shall have all rights thereunder.

23.3         Excessive Force Majeure.

A.            Purchaser may, upon written notice to Contractor (“Notice of Termination for Excessive Force Majeure”), immediately terminate this Contract, in whole or in part: if either: (i) Contractor fails to Deliver the Satellite by the date specified in Article 3.1 for Delivery of the Satellite plus [*] due to a Force Majeure in accordance with Article 17, or (ii) the cumulative delay in failure to Deliver the Satellite due to Contractor Force Majeure plus any other non-excused Contractor delay in Delivery of the Satellite by the date specified in Article 3.1 for Delivery of the Satellite shall equal or exceed [*] Upon the occurrence of any of these events and issuance by Purchaser of a Notice of Termination for Excessive Force Majeure, Purchaser shall have the right to terminate the Contract in whole or in part and the rights and obligations of the Parties shall be the same [*]. After the occurrence of an event that would otherwise entitle Purchaser to deliver Notice of Termination for Excessive Force Majeure, Contractor shall have the right to deliver a written request to Purchaser that Purchaser advise Contractor whether Purchaser will deliver the Notice of Termination for Excessive Force Majeure. Within thirty (30) days of receipt of Contractor’s written request, Purchaser will notify Contractor as to its decision to either terminate this Contract or to waive its rights to terminate for such Excessive Force Majeure provided that it shall be a condition to any obligation of Purchaser to provide the requested notice of election that Contractor unconditionally acknowledge Purchaser’s rights to terminate in accordance with this Article 23.3. Failure of Purchaser to provide such requested notice of election in the thirty (30) day period specified above

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shall be deemed to be a waiver of Purchaser’s rights to terminate for such Excessive Force Majeure under this Article 23.3.

B.            Purchaser may, upon written notice to Contractor (“Notice of Termination for Excessive Force Majeure”) terminate this Contract as to the GBBF Subsystem under Article 23.1.1B if: (i) due to a Force Majeure in accordance with Article 17, Contractor fails to Deliver the GBBF Subsystem on or before the date specified in Article 3.1 for Delivery of the GBBF Subsystem (as such date may be extended pursuant to Article 18) [*] or (ii) due to a Force Majeure plus any other non-excused Contractor delay in Delivery of the GBBF Subsystem, the cumulative delay in failure to Deliver the GBBF Subsystem by the Delivery date therefor (as such date may be extended pursuant to Article18) shall equal or exceed [*] Upon the occurrence of any of these events and issuance by Purchaser of a Notice of Termination for Excessive Force Majeure, Purchaser shall have the right to terminate the GBBF Subsystem, and the rights and obligations of the Parties shall be the same [*] After the occurrence of an event that would otherwise entitle Purchaser to deliver Notice of Termination or [*] for Excessive Force Majeure, Contractor shall have the right to deliver a written request to Purchaser that Purchaser advise Contractor whether Purchaser will deliver the Notice of Termination for Excessive Force Majeure. Within thirty (30) days of receipt of Contractor’s written request, Purchaser will notify Contractor as to its decision to either terminate this Contract as to the GBBF Subsystem or to waive its rights to terminate for such Excessive Force Majeure. Failure of Purchaser to provide such requested notice of election in the thirty (30) day period specified above shall be deemed to be a waiver of Purchaser’s rights to terminate for such Excessive Force Majeure under this Article 23.3B but shall not affect any other rights of Purchaser hereunder.

23.4         Limitation on Right to Terminate.

Except as specified in this Contract, each Party shall have no right to terminate or suspend this Contract.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ARTICLE 24 - OPTIONS

24.1         Option Satellite.

Purchaser shall have an option (the “Satellite Option”), which Purchaser may exercise in writing at any time (“Satellite Option Exercise”) during the period from EDC until December 31, 2008, to order an additional satellite (the “Option Satellite”) [*]. Upon Satellite Option Exercise, Contractor shall construct and Deliver the Option Satellite, and shall perform all Launch Support Services, Mission Operations Support Services,  training and other services in accordance with the terms and conditions of this Contract, except as expressly modified by this Article 24. For purposes of clarification, there will be no FFC Incentive Payments (Article 5.2.3A) or liquidated damages for FCC Events (Article 22.2) with respect to the Option Satellite. Contractor shall Deliver the Option Satellite on or before [*]

24.1.1      The total Option Satellite price includes Launch Support Services, Mission Operations Support Services and other services required to be provided by Contractor under this Contract. The payment plan for the Option Satellite shall be the payment plan applicable at the time of the Satellite Option Exercise set forth on Exhibit F, Payment Plan and Termination Liability Amount (with reference to “Option Satellite Payment Plan”). The price for the Option Satellite (the “Satellite Option Price”) shall be determined in accordance with the following table based upon the date of the Satellite Option Exercise:

Option Exercise Date	Satellite Option Price(*)

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From EDC [*]

December 31, 2008 [*]

(*) The Satellite Option Price assumes a Launch on a U.S. domestic Launch Vehicle. Additional charges as noted in Article 4.3 shall apply for a non-U.S. domestic launch.

The Satellite Option Price for the Option Satellite includes Orbital Performance Incentive Payments in an amount equal to [*].

In the event that the Purchaser directs Contractor to place the Optional Satellite into Storage in accordance with Article 24.4 (Storage), Purchaser shall pay Satellite Orbital Performance Incentives for that Optional Satellite in accordance with Article 24.4(f) (Satellite Orbital Performance Incentives During Storage), but shall not be obligated to pay the remaining Launch Milestone, unless Purchaser directs Contractor to Launch a previously stored Satellite in accordance with Article 24.4(e) (Notification of Intention to Launch a Previously Stored Satellite), and that Launch Milestone has been completed and certified as complete by Contractor. 24.1.2  Purchaser shall be permitted to exercise the Satellite Option to order an Option

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

Satellite [*]

24.1.3  The Parties shall promptly incorporate the exercise of this option into the Contract through an Amendment according to Article 37.5.

24.2         Satellite Control Center Software/Equipment (SCCS/E).

Purchaser shall have an option, which Purchaser may exercise in writing at any time prior to January 15, 2006, to order Contractor to provide standard Satellite Control Software/Equipment, specifically Integrated Telemetry, Analysis, Control, and Simulation (iTACS) and Analysis and Planning Software (APS), to the designated Purchaser Primary Satellite Control and Backup Control Center (collectively, “SCCS/E”). Delivery and installation of the SCCS/E shall occur two (2) months prior to the scheduled Delivery of the Satellite. The price for the SCCS/E is [*]. The payment plan and termination liability for the SCCS/E shall be the payment plan and termination liability set forth on Exhibit F, Payment Plan with reference to the SCCS/E.

24.3         Extended Warranties for Space Segment. Purchaser shall have four (4) options to extend the entire Space Segment warranty set forth in Article 15.1.3 for additional [*] (for a total warranty of up to approximately [*] for an option price of [*] per option exercised, provided that Purchaser shall deliver written notice of its election to purchase the Space Segment warranty for an additional [*] period not less than thirty (30) days prior to the end of the initial or any subsequent warranty period.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

24.4         Storage.

Purchaser, at its option to be exercised no later than four (4) months prior to Delivery of the Satellite, may direct Contractor to store the Satellite, after Delivery of the Satellite, for a period of up to [*]

(a)           Storage Location. Storage for a Satellite shall be performed at a Contractor controlled facility and shall be performed pursuant to Section 7 (Storage and Post-Storage Test) of Exhibit D, Satellite Test Plan, the Satellite storage plan (“Satellite Storage Plan”).

(b)           Storage Prices. The price for Storage of the Satellite placed into storage shall be [*] per month beginning on the first day of the [*] month following commencement of storage for every month the Satellite is stored longer than [*]. The price for Storage includes all costs associated with storage including the post-storage testing as set forth in Section 7 (Storage and Post-Storage Test) of Exhibit D, Satellite Program Test Plan. Purchaser may direct Contractor, through a Change Request, to perform additional post-storage verification testing in addition to those tests described in Section 7 (Storage and Post-Storage Test) of Exhibit D, Satellite Test Plan.

(c)           Payments. The monthly payment for storage costs shall be due thirty (30) days after delivery of the relevant invoice for payment (provided that the first invoice shall not be issued prior to [*] days after commencement of the storage period) and shall continue monthly until the Satellite is removed from storage. Payments under this Article 24.4 shall be made by in accordance with Article 5 hereof.

(d)           Title and Risk of Loss. Except as may be agreed between Purchaser and Contractor, title to a Satellite delivered to Storage and risk of loss (except to the extent of any deductible amount on the policy of insurance covering damage or destruction of the Satellite and allocable thereto, which deductible amount shall be paid by Purchaser to Contractor in the event of any insurance claim, in accordance with Article 5) shall remain with Contractor at all times during storage.

(e)           Notification of Intention to Launch a Previously Stored Satellite. Purchaser shall notify Contractor in writing that a Satellite in Storage pursuant to this option should be removed from storage and delivered to the designated Launch Site. This notification must be received by Contractor not less than six (6) months prior to the new date established by mutual agreement between the Purchaser and Contractor (subject to approval by the Launch Agency and consistent with any required U.S. export license obligations) for delivery of the Satellite to the designated Launch Site. Failure to notify Contractor in a timely manner may result in an Equitable Adjustment. Upon Purchaser direction to Contractor to remove the Satellite from Storage, Contractor shall conduct the post-storage verification tests as set forth in Section 7 (Storage and Post-Storage Test) of Exhibit D, Satellite Test Plan, and ship the Satellite to the designated Launch Site (or to such other location as Purchaser may direct).

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

(f)            Orbital Performance Incentives During Storage. If the Satellite is in Storage for more than [*], then: (a) interest shall begin to accrue on the Satellite Orbital Performance Incentives as if Acceptance of the Satellite had occurred on the [*] and (b) Purchaser shall begin to pay monthly Space Segment Orbital Performance Incentives, Satellite Orbital Performance Incentives, plus the Space Segment Acceptance Payment, and applicable interest in accordance with Article 13 until the Satellite is Accepted (the “Pre-Paid Orbitals”).

During such period in Storage, Contractor shall be paid the Space Segment Acceptance Payment and Orbital Performance Incentives as if the Satellite is a Satisfactorily Operating Satellite (i.e., 100% of applicable incentives based on the applicable Daily Rate).

All payments of the Space Segment Acceptance Payment and Orbital Performance Incentives paid during the Storage period shall be treated as prepayments of the Space Segment Acceptance Payment and Orbital Performance Incentives to be earned after Acceptance.

Upon Acceptance of the Satellite and Space Segment, as applicable, Contractor shall be eligible to earn the Space Segment Acceptance Payment and the Orbital Performance Incentives over the full fifteen (15) year Satellite Orbital Incentive Performance Period as provided in Article 13, with Purchaser being given credit for the Pre-Paid Orbitals (together with interest in accordance with Article 13.3 from the time of payment until the credit is applied).

Purchaser’s credit for the Pre-Paid Orbitals plus associated interest would be applied as an offset to the Space Segment Acceptance Payment and any amount of Orbital Performance Incentives thereafter earned by

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Contractor until all of the Pre-Paid Orbitals and the associated interest has been completely applied.  After which, the Purchaser would pay the Orbital Performance Incentives in accordance with Article 13. If pursuant to Article 13 it is clear that the credit for Pre-Paid Orbitals will not be completely applied during the Satellite Orbital Incentive Performance Period, then the balance of any Pre-Paid Orbitals (including applicable interest) shall be re-paid to Purchaser within thirty (30) days of this determination.

(g)           Stored Satellite Refurbishment. By no later than [*] of storage of a Satellite, Purchaser shall notify Contractor in writing of its desire to have such Satellite refurbished once it is stored for [*] or to continue storage past [*] (identifying the extended storage requirement). Within sixty (60) days after receipt of Purchaser’s notice electing refurbishment or continued storage, Contractor shall, at no cost to Purchaser, provide Purchaser with (i) a plan for refurbishment and a retest plan to verify the Satellite as launch-worthy (with the costs of implementation of said plan to be borne by Purchaser in accordance with Article 16.1), or (ii) a plan for continued storage, in either case together with proposed adjustments to the applicable provisions of this Contract.

(h)           Delivery to Purchaser other than for Launch. Purchaser shall have the right at any time to require Contractor to deliver to Purchaser a Satellite which is in Storage. Upon written request from Purchaser, Contractor shall at its own cost deliver the Satellite to its loading dock and assist Purchaser in the transport of said Satellite from Contractor’s facilities. Contractor shall also provide Purchaser with an inventory of the Satellite and such other related documentation as Purchaser may reasonably request. Title to the Satellite and risk of loss thereto shall transfer to the Purchaser upon Contractor’s delivery of the Satellite to its

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loading dock and Purchaser shall be responsible for payment of any Taxes which may be imposed upon such transfer. In addition, in the event that Purchaser does not Launch the Satellite within ninety (90) days of title transfer pursuant to this paragraph, Contractor shall be entitled to the Space Segment Acceptance Payment and to start earning its Satellite Orbital Performance Incentives at one hundred percent (100%) of the Daily Rate which to be paid, including interest thereon (to the extent not previously prepaid) in accordance with Article 13, with the date of Acceptance of the Satellite being deemed the date of title transfer thereto.

24.5         Space Segment/GBBF Subsystem (Not Including Satellite) Option.

24.5.1      Purchaser shall have an option (the “Space Segment Option”), which Purchaser may exercise in writing at any time (“Space Segment Option Exercise”) during the period from EDC until [*] to order an additional Space Segment (not including a satellite but including the GBBF Subsystem and those related items and services identified for the “Space Segment/Ground-Based Beam Forming Subsystem (Not Including Satellite)” in Article 4.1) (the “Option Space Segment”) that is in all material respects substantially similar to the Space Segment. Upon Space Segment Option Exercise, Contractor shall construct and Deliver the Option Space Segment and shall perform all training and other services in accordance with the terms and conditions of this Contract, except as expressly modified by this Article 24. Contractor shall Deliver the Option Space Segment on or before [*] after exercise of this option, but in no event earlier than [*] after Acceptance of the first Space Segment currently scheduled for Delivery in accordance with Article 3.1.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

24.5.2      The option price of the Space Segment Option (“Space Segment Option Price”) shall be as follows:

Option Exercise Date	Option Price
[*]

24.5.3      Purchaser shall be permitted to exercise the Space Segment Option to order an Option Space Segment that is not in all material respects substantially similar to the GBBF Subsystem, in which case the Space Segment Option Price specified above shall be adjusted due to the material differences between the Space Segment and the Option Space Segment in accordance with Article 16 as applicable to changes requested by Purchaser.

24.5.4      The Parties shall promptly incorporate the exercise of this option into the Contract through an Amendment according to Article 37.5.

ARTICLE 25 - DISPUTE RESOLUTION

Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract (“Dispute”), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 25 (except that indemnity actions under Article 19 and/or Article 20 shall be resolved as between the indemnifying Party and a third party claimant in the applicable forum).

25.1         Informal Dispute Resolution.

Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

25.1.1      If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor Program Manager shall promptly consult with Purchaser Contract Manager in an effort to reach an agreement to resolve the Dispute.

25.1.2      In the event agreement cannot be reached within ten (10) days of receipt of written notice under Article 25.1.1, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under Article 25.1.1 above for resolution of the Dispute.

25.1.3      In the event agreement cannot be reached within twenty (20) days of receipt of written notice under Article 25.1.1, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) or highest senior executive of each Party for resolution of the Dispute.

25.1.4      In the event (i) agreement cannot be reached within thirty (30) days of receipt of written notice in 25.1.1, after application of Articles 25.1.1, 25.1.2, 25.1.3 or (ii) a Party determines in good faith that amicable resolution through continued negotiation of the Dispute does not appear likely, either Party may proceed in accordance with Article 25.2 or Article 25.3, as applicable.

25.2         Expedited Arbitration for Certain Disputes.

Any Disputes regarding (i)  amounts not paid by Purchaser to Contractor under Article 5.6, (ii) amounts in dispute under Article 16.1.3 or 16.2, (iii) payment disputes arising under Article 13 and Article 22, and/or (iv) as otherwise mutually agreed, shall be settled by final and binding arbitration pursuant to the JAMS Streamlined Arbitration Rules and Procedures. The expedited arbitration shall be before a single arbitrator and shall be completed within ninety (90) days after appointment of the arbitrator. The Parties shall have ten (10) days to mutually agree upon an arbitrator to conduct the expedited proceeding. Should the Parties fail to reach agreement within such ten (10) day period, a single arbitrator shall be appointed by JAMS. In the case of disputed payments under Article 5.6, the arbitrator shall determine whether Contractor completed the disputed Milestone(s) in accordance with the requirements of the Contract. The Parties shall each bear half of the costs of the arbitration (including arbitrator fees), except each Party shall bear its own attorneys’ fees and any other such costs incurred by a Party on its own behalf. Any determination hereunder shall be enforceable in any court of competent jurisdiction as provided in Article 25.3. In the event that the arbitrator rules that a payment is due, the Party owing such payment shall have ten (10) Business Days to pay any and all amounts awarded by the arbitrator. A failure to pay any amount awarded by the arbitrator within such ten (10) Business Day period shall be an event of default pursuant to Article 23 hereof, and shall not require further notice or period for cure.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

25.3         Litigation.

25.3.1      Notwithstanding Article 25.1 and 25.2, if a Party makes a good faith determination that (i) a breach by the other Party is such that a temporary restraining order or other preliminary injunctive or other equitable relief to enforce its rights or the other Party’s obligations under the provisions of this Contract and which is necessary or (ii) litigation is appropriate to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to creditors, either Party shall have the right to bring suit at any time.

25.3.2      Subject to Article 25.1 and 25.2, any Dispute shall be brought in the United States District Court for the Central District of California, and the Parties hereby waive any objection to that venue and that court’s exercise of personal jurisdiction over the case; provided further that if, for any reason, such court does not have or refuses to exercise subject matter jurisdiction over the Dispute, then litigation as permitted herein may be brought in the Superior Court for the County of Los Angeles. The Parties hereby irrevocably consent to the exercise of personal jurisdiction by the state and federal courts in the State of California concerning any Dispute between the Parties. If, for any reason, neither the state nor federal courts in California will exercise jurisdiction over the Dispute, then litigation as permitted herein may be brought in any court of competent jurisdiction in the United States of America.

25.3.3      [*]

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[*]

25.3.4      Nothing in this Contract precludes a Party prevailing on any claim, from initiating litigation in any appropriate forum to enter or enforce a judgment based on the award on that claim.

25.4         Continued Performance.

Unless the Dispute involves a termination of the Contract under Articles 21 or 23 hereof: (i) pending final resolution of any Dispute, each Party shall, unless directed otherwise by the other Party in writing, perform all its obligations under this Contract to the extent undisputed and practical to do so, including the obligation to take all steps necessary during the pendency of the Dispute to ensure the Work will be performed within the time stipulated or within such extended time as may be allowed under this Contract; and (ii) failure to pay disputed amounts under Article 5.6 shall not excuse failure to so perform the Work.

ARTICLE 26 - INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH

26.1         Launch Services Agreement Inter-Party Waiver of Liability.

26.1.1      Inter-Party Waiver. Each Party hereby agrees to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions required by the Launch Services Agreement with respect to each Launch and to cause their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite (including customers of Purchaser) to accede to such waiver and indemnity, which in every case shall include claims against the Launch Agency, either Party and their respective contractors and subcontractors at any tier (including suppliers of any kind)  that are involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such waivers.

26.1.2      Waiver of Subrogation. The Parties also shall use best reasonable efforts to obtain from their respective insurers, and shall require their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite (including non-consumer customers of Purchaser) to use best reasonable efforts to obtain from their respective insurers, an express waiver of such insurers’ rights of subrogation with respect to any and all claims that have been waived pursuant to this Article 26.

26.2         Indemnity Related to the Inter-Party Waiver of Liability.

Each Party shall indemnify against and hold harmless the other Party from and against any claim the other Party or its contractors and subcontractors at any tier

(including suppliers of any kind) that are involved in the performance of this Contract, made by the indemnifying Party or any of its contractors and subcontractors (including suppliers of any kind) that are involved in the performance of the Contract, or by any person having an interest in the Satellite (including customers of Purchaser), or by insurer(s) identified in Article 26.1, resulting from the failure of the indemnifying Party to waive any liability against, or to cause any other person the indemnifying Party is obligated to cause to waive any liability against, the Launch Agency, the other Party or either of their contractors and subcontractors at any tier (including suppliers of any kind) involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such indemnifications.

26.3         Survival of Obligations.

The waiver, indemnification and hold harmless obligations provided in this Article 26 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

26.4         Additional Insured.

Purchaser shall use reasonable efforts to cause the Launch Agency to name, as additional insured under any third-party liability insurance procured by the Launch Agency under the Launch Services Agreement for the Launch of the Satellite, Contractor and any other person identified by Contractor in writing to Purchaser no later than one hundred and eighty (180) days before such Launch.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ARTICLE 27 - MAJOR SUBCONTRACTS

27.1         Selection of Major Subcontractors for Satellite.

27.1.1      Selection of any Major Subcontractor for the Satellite, whether as an initial selection or as a replacement selection, shall be subject to Purchaser’s prior written approval. [*] the Major Subcontractors listed on the Major Subcontracts List dated November 19, 2005, for use as either initial selection or as a replacement selection of Major Subcontractors. Contractor shall provide Purchaser with a copy of the full text of any Major Subcontract (including technical content but excluding price and payment schedule) promptly upon execution thereof. The Parties further agree that [*] shall be the principal GBBF Subsystem supplier (as reflected in Attachment E).

27.1.2      [*] any Major Subcontractor or subcontractor shall not relieve Contractor from any obligations or responsibilities under this Contract.

ARTICLE 28 - CONTRACTOR INSURANCE REQUIREMENTS

28.1         Insurance Requirements.

28.1.1      Coverages. Contractor represents that it has procured and will maintain at all relevant times during its performance of this Contract the following insurance coverages:

A.            Ground insurance (“Property Insurance”) against all risks and loss or damage to the Satellite, the GBBF Subsystem, or DSS and to any and all component parts thereof and all materials of whatever nature used or to be used in completing the Work, in an amount not less than the greater of (i) the replacement value of or (ii) the amounts paid by Purchaser with respect to, the Satellite, the GBBF Subsystem, DSS and component parts thereof and all materials of whatever nature used or to be used in completing the Work. Such insurance shall provide (i) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures, and other properties constituting part of the Work, (ii) transit coverage, including ocean marine coverage (unless insured by the supplier), (iii) off-site coverage covering any key equipment, and (iv) off-site coverage covering any property or equipment not stored on the construction site. For the Satellite, the GBBF Subsystem, and DSS such insurance shall cover the period beginning at EDC up to the moment risk of loss passes to Purchaser in accordance with this Contract. The deductible on such policy shall not exceed standard deductibles in the industry for like insurance.

B.            Worker’s compensation insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of any country, state, or territory exercising jurisdiction over the employee and employer’s liability insurance in an amount not less than One Million United States dollars (U.S. $1,000,000)

per occurrence. Contractor shall maintain such insurance until Acceptance of all Work, including remedial work, has occurred; and

C.            Comprehensive automobile liability insurance against liability claims for personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned, and hired vehicles used by Contractor in the performance of the Work. Such insurance shall be for an amount not less than One Million United States dollars (U.S. $1,000,000) per occurrence for combined bodily injury and property damage. Contractor shall maintain such insurance until Acceptance of all Work, including remedial work, has occurred; and

D.            Such other insurance in types and amounts as is adequate to cover Contractor’s potential liabilities under this Contract and applicable law.

28.1.2      Additional Insured. Purchaser and each Financing Entity shall be named as an additional named insured under Contractor’s third-party liability coverages, provided that, with respect to each Financing Entity, such Financing Entity has an insurable interest recognized by the applicable insurance underwriters.

28.1.3      Insurers Rating. The insurers selected by Contractor to provide the insurance required by Article 28.1.1 above shall have a rating at least as high as those insurers providing coverage on Contractor’s programs for its other major commercial customers.

28.1.4      Evidence of Insurance. Prior to commencing the Work, and whenever requested by Purchaser, Contractor shall produce evidence that the insurance required by Article 28.1.1 has been effected and is being maintained. Contractor shall, at the written request of Purchaser, provide Purchaser with a certificate of insurance evidencing the procurement of all required insurance policies and thirty (30) days written notice prior to any modification that diminishes the insurance coverage required hereunder, cancellation, or non-renewal of such policies. If, after being requested in writing by Purchaser to do so, Contractor fails to produce evidence of compliance with Contractor’s insurance obligations within fourteen (14) days, Purchaser may effect and maintain the insurance and pay the premiums. The amount paid shall be a debt due from Contractor to Purchaser and may be offset against any payments due Contractor by Purchaser. Purchaser may, at reasonable times upon reasonable notice, inspect any insurance policy required hereunder at Contractor’s offices.

28.1.5      Claims. Contractor shall, as soon as practicable, inform Purchaser in writing of any occurrence with respect to the Work that may give rise to a claim under a policy of insurance required by paragraph (a) above. Contractor shall ensure that its Subcontractors similarly inform Purchaser of any such occurrences through Contractor.

28.1.6      Waiver of Subrogation. Contractor shall use best reasonable efforts to require its insurers to waive all rights of subrogation against Purchaser and Purchaser’s Affiliates and their respective Associates.

28.1.7      Warranty. Contractor warrants and covenants that the insurance coverages and deductibles set forth in this Article 28 are substantially comparable to those provided to Contractor’s other major commercial customers.

28.2         Preparation of Claims.

Each Party shall provide to the other Party any information that may reasonably be required to prepare, present, and substantiate an insurance claim at the other Party’s written request.

28.2.1      Subject to compliance with Article 7, each Party warrants and covenants that it will not intentionally withhold from the other Party any material information it has or will have concerning anomalies, failures, or non-conformances with or deviations from the requirements of this Contract.

28.2.2      Upon written request of a Party, subject to Article 7, the other Party will respond or permit the first Party to respond to any insurers in relation to all specific and reasonable questions relating to design, test, quality control, launch, and orbital information. In addition, in the event of a Launch and In-Orbit Insurance claim, Contractor shall provide the support described in Article 35.2.

ARTICLE 29 - PERSONNEL AND KEY PERSONNEL

29.1         Personnel Qualifications.

Contractor shall assign properly qualified and experienced personnel to the program contemplated under this Contract.

29.2         Key Personnel Positions.

Within fifteen (15) days after EDC, Contractor shall notify Purchaser of the program Key Personnel. The Key personnel (“Key Personnel”) shall be the personnel filling the following or equivalent positions:

29.2.1      Contractor Program Manager;

29.2.2      Spacecraft Engineering Manager;

29.2.3      Payload Program Manager;

29.2.4      Assembly, Integration and Testing Manager; and

29.2.5      Space Segment Manager

29.2.6      Space Segment Technical Lead

29.3         Assignment of Key Personnel.

29.3.1      Contractor will assign individuals from within Contractor’s organization to the Key Personnel positions to carry out the Work. Such individuals shall be fully competent and skilled to perform the services required of them pursuant to this Contract.

29.3.2      Key Personnel will be familiar with programs similar to Purchaser’s program.

29.3.3      Before assigning an individual to any Key Personnel positions, whether as an initial assignment or a subsequent assignment, Contractor shall notify Purchaser of the proposed assignment, shall introduce the individual to appropriate Purchaser representatives and, upon request, provide such representatives with the opportunity to interview the individual and shall provide Purchaser with the individual’s resume. If Purchaser in good faith objects to the qualifications of the proposed individual within fifteen (15) Business Days after being notified thereof, then Contractor agrees to discuss such objections with Purchaser and attempt to resolve such concerns on a mutually agreeable basis; however, Contractor retains the unilateral right to make all decisions regarding the assignment of Contractor personnel to the program. The Key Personnel that have been identified as of the Effective Date of Contract are listed in Attachment B (Key Personnel). Should the individuals filling the positions of Key Personnel leave such positions for whatever reason, Contractor shall follow the procedures set forth in this Article 29 to select replacement personnel. Contractor shall use reasonable best efforts to retain such personnel on Purchaser’s program for the duration of such program.

ARTICLE 30 - LIMITATION OF LIABILITY

30.1         Limitation of Liability.

30.1.1      No Consequentials. WITHOUT PREJUDICE TO THE PARTIES’ OBLIGATIONS SPECIFIED IN ARTICLES 4.2 (WITH REGARD TO TAXES), 19.1, 20, 26.1.1 AND 26.2, NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER, TO THEIR OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING SUPPLIERS OF ANY KIND), AGENTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF THE SATELLITE OR OTHER DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH PURCHASER FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION COSTS OF EFFECTING COVER, LOST PROFITS, LOST REVENUES OR COSTS OF RECOVERING THE SATELLITE OR SPACE SEGMENT ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE OF ANY TYPE AND STRICT LIABILITY), STATUTE OR OTHER LEGAL OR EQUITABLE THEORY.

30.1.2      Indemnity. EACH PARTY SHALL INDEMNIFY THE OTHER PARTY AND HOLD THE OTHER PARTY HARMLESS FOR AND AGAINST ANY CLAIM ASSERTED DIRECTLY OR INDIRECTLY AGAINST SUCH OTHER PARTY THAT IS WITHIN THE SCOPE OF THE FOREGOING LIMITATION OF LIABILITY AND DISCLAIMER.

30.2         Cap on Liability.

WITHOUT LIMITING CONTRACTOR’S OBLIGATION TO INDEMNIFY PURCHASER UNDER ARTICLES 19, 20 AND 26.2, IN NO EVENT SHALL CONTRACTOR’S TOTAL LIABILITY UNDER OR IN CONNECTION WITH THIS CONTRACT EXCEED AMOUNTS PAID TO CONTRACTOR HEREUNDER PLUS ANY INTEREST DUE PURSUANT TO ARTICLE 23.2.2 PLUS ANY LIQUIDATED DAMAGES DUE UNDER ARTICLE 22. WITHOUT LIMITING PURCHASER’S OBLIGATION TO INDEMNIFY CONTRACTOR UNDER ARTICLE 20 AND ARTICLE 26.2, IN NO EVENT SHALL PURCHASER’S TOTAL LIABILITY UNDER OR IN CONNECTION WITH THIS CONTRACT EXCEED PURCHASER’S LIABILITY AS SET FORTH IN ARTICLE 21.2.1. THIS ARTICLE 30 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS CONTRACT FOR WHATEVER CAUSE.

ARTICLE 31 - DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION

31.1         Definition of Proprietary Information.

31.1.1      Definition.

For the purpose of this Contract, “Proprietary Information” means all confidential and proprietary information (other than the Exhibits and Attachments to this Contract and Deliverable Data, which are subject to the provisions of Article 32) in whatever form transmitted, that is disclosed or made available directly or indirectly by such Party (hereinafter referred to as the “disclosing party”) to the other Party hereto (hereinafter referred to as the “receiving party”) and: (i) is identified as proprietary by means of a written legend thereon, or (ii) if disclosed orally, is identified as proprietary at the time of initial disclosure and then summarized in a written document, with the Proprietary Information specifically identified, that is supplied to the receiving party within ten (10) days of initial disclosure. In the case of Purchaser, Proprietary Information also shall include, whether or not designated “Proprietary Information (subject to the exceptions contained in Article 31.1.2),” (i) correspondence under this Contract and (ii)) all information concerning Purchaser (and/or its Affiliates) regarding its operations, affairs and businesses, its financial affairs, and its relations with its customers, employees and service providers (including business plans, customer lists, customer information, account information and consumer markets).

31.1.2      Exceptions.

Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the receiving party at the time of its disclosure, as evidenced by written records of the receiving party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is independently developed by the receiving party as evidenced by written records of the receiving party, or (iv) is rightfully obtained by the receiving party from any third party without restriction and without breach of any confidentiality obligation by such third party.

31.2         Terms for Handling and Use of Proprietary Information.

Subject to Article 31.1.2, for a period of ten (10) years after receipt of any Proprietary Information, the receiving party shall not disclose Proprietary Information that it obtains from the disclosing party to any person or entity except its employees, Affiliates (who are not direct competitors of the disclosing party), attorneys, agents and consultants (who are not direct competitors of the disclosing party) who have a need to know, who have been informed of and have agreed in writing (or, in the case of employees or attorneys are otherwise subject to confidentiality obligations consistent with the obligations set forth herein) to abide by the receiving party’s obligations under this Article 31, and who are authorized pursuant to applicable U.S. export control laws and licenses or other approvals to receive such information. The receiving party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the disclosing party otherwise authorizes in writing.

31.3         Reserved.

31.4         Legally Required Disclosures.

Notwithstanding the foregoing, in the event that the receiving party becomes legally compelled (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), to disclose Proprietary Information of the disclosing party, including this Contract or other supporting document(s), the receiving party shall, to the extent practicable under the circumstances, provide the disclosing party with written notice thereof so that the disclosing party may seek a protective order or other appropriate remedy, and shall cooperate in good faith with the disclosing party to redact such portions of the Proprietary Information as the disclosing party shall require and applicable law shall permit. In any such event, the receiving party will disclose only such information as is legally required, and will cooperate with the disclosing party (at the disclosing party’s expense) to obtain proprietary treatment for any Proprietary Information being disclosed.

31.5         Reserved.

31.6         Return of Confidential Information.

Upon the request of the Party having proprietary rights to Proprietary Information, the other Party in possession of such Proprietary Information shall promptly return such Proprietary Information (and any copies, extracts, and summaries thereof) to the requesting Party, or, with the requesting Party’s written consent, shall promptly destroy such materials (and any copies, extracts, and summaries thereof), except for one (1) copy which may be retained for legal archive purposes, and shall further provide the requesting Party with written confirmation of same; provided, however, where both Parties have proprietary rights in the same Proprietary Information, a Party shall not be required to return such information to the other Party.

31.7         No License.

Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the receiving party whether by implication, estoppel, or otherwise, any license or any right to use any Proprietary Information received from the disclosing party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the disclosing party.

ARTICLE 32- INTELLECTUAL PROPERTY RIGHTS

32.1         Ownership of IP and IP Rights Generally.

32.1.1      Purchaser’s Intellectual Property.

Subject to the licenses granted in Article 32.2 and Article 32.3, and except as otherwise specified in Article 32.1.2, all Purchaser Background Intellectual Property, Purchaser Space Segment Foreground Intellectual Property, and Foreground Intellectual Property made, developed, or created by Purchaser (or by others, other than Contractor or any of its subcontractors, acting on behalf of Purchaser), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Purchaser.

32.1.2      Contractor’s Intellectual Property.

A.            Subject to the licenses granted in Article 32.2 and Article 32.3, all Contractor Background Intellectual Property, Contractor Space Segment Intellectual Property, and Foreground Intellectual Property made, developed, or created by Contractor (or by others acting on Contractor’s behalf including any subcontractor), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Contractor. Subject to the licenses granted in Article 32.2 and Article 32.3, and notwithstanding Article 32.1.1, all Intellectual Property incorporated into the Satellite, and all Intellectual Property Rights therein, are and shall be the sole and exclusive property of Contractor.

B.            For the avoidance of doubt but subject to the exceptions set forth in subsection (A) above, the Parties agree that Contractor shall retain title to all Deliverable Data (excluding Purchaser Space Segment Foreground Intellectual Property incorporated therein) and Contract Exhibits and Attachments thereto utilized or developed by Contractor during the performance of this Contract.

32.1.3      Confidentiality. Intellectual Property shall be subject to the protections for confidentiality under Article 31 to the extent such duties do not conflict with enjoyment of the rights granted with respect to such Intellectual Property under the licenses set forth in this Article 32.

32.2                 License Rights in Respect of Contractor Space Segment Intellectual Property and Purchaser Space Segment Foreground Intellectual Property.

32.2.1   Grant by Contractor.

Subject to the terms and conditions stated herein and expressly including Article 32.6, to the extent Contractor has or acquires the right to grant such a license,  Contractor grants to Purchaser and its permitted successors and assigns a fully paid-up,  perpetual, irrevocable, worldwide, non-exclusive right and license, with right of sublicense, to use and have used, reproduce, and modify solely and exclusively for (i) the purpose of testing, operating, repairing, and/or maintaining any Deliverable Item (including Deliverable Data), and (ii) the Permitted Purposes, all Contractor Space Segment Intellectual Property including, to the extent necessary for the purpose of this license, those associated Intellectual Property Rights therein, now or hereafter owned by Contractor (and/or others acting on Contractor’s behalf including any subcontractor).

32.2.2   Grant by Purchaser.

Subject to the terms and conditions stated herein, to the extent Purchaser has or acquires the right to grant such a license, Purchaser grants to Contractor and its permitted successors and assigns a fully paid-up,  perpetual, irrevocable, worldwide, non-exclusive right and license, with right of sublicense, to use and have used, reproduce, and modify solely and exclusively for the purpose of conducting Contractor’s business of designing, developing, manufacturing and selling space systems all Purchaser Space Segment Foreground Intellectual Property, including, to the extent necessary for the purpose of this license, those associated

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

Intellectual Property Rights therein, now or hereafter owned by Purchaser (and/or others acting on Purchaser’s behalf including any third party). Notwithstanding the above, Purchaser shall have no obligation to provide any documents, data, materials or other manifestations of such Intellectual Property except as set forth in Article 32.2.5 below.

32.2.3   Reciprocal Covenant Not to Interfere with Exercise of License Rights.

In no event shall either Party be precluded from developing for itself or for others Intellectual Property, materials or products which are competitive with, or similar to, the Deliverable Items if such Intellectual Property, materials and products do not include any of the other Party’s Intellectual Property or Proprietary Information except pursuant to a license granted under Articles 32.2 or 32.3. [*]

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

32.2.5   Notification of Purchaser Space Segment Foreground Intellectual Property.

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

32.3              License Rights in Respect of Intellectual Property Other Than Contractor Space Segment Intellectual Property and Purchaser Space Segment Foreground Intellectual Property.

32.3.1   Grants by Contractor.

Subject to the terms and conditions stated herein, and except for Contractor Space Segment Intellectual Property (which is subject to Article 32.2 above), to the extent Contractor has or may acquire the right to grant such a license,  Contractor grants to Purchaser and its permitted successors and assigns a fully paid-up, perpetual, irrevocable, worldwide, non-exclusive right and license to use and have used, reproduce, and modify for the sole and exclusive purpose of testing, operating, repairing, and/or maintaining any Deliverable Item (including Deliverable Data), all Contractor Background Intellectual Property, Third Party Intellectual Property and Foreground Intellectual Property made, developed or created by Contractor (or by others acting on behalf of Contractor including any subcontractor) or a third party, as the case may be, incorporated into such Deliverable Items (for the purposes of this paragraph (A), Deliverable Items includes Contract Exhibits and Attachments thereto), including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, now or hereafter owned by Contractor (and/or its subcontractors) or a third party, as the case may be. Purchaser shall have no rights in Deliverable Data other than as expressly stated in this Contract.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

32.3.2   Grants by Purchaser.

Subject to the terms and conditions stated herein, and except for Purchaser Space Segment Foreground Intellectual Property (which is subject to Article 32.2 above), to the extent Purchaser has or acquires the right to grant such a license, Purchaser grants to Contractor and its permitted successors and assigns a fully paid-up, perpetual, irrevocable, worldwide, non-exclusive right and license to use and have used for the sole and exclusive purpose of performing under this Contract, all Purchaser Background Intellectual Property, Third Party Intellectual Property and Foreground Intellectual Property, including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, now or hereafter owned by Purchaser (or others acting on behalf of Purchaser) or a third party, as the case may be.

32.4                Subcontracts and Other Affected Agreements.

A.      [*] In addition, Contractor shall, unless otherwise authorized or directed in writing by Purchaser, to the extent necessary to fulfill its obligations under Article 32.2 and Article 32.3 hereof, use reasonable efforts as practical to include in each additional subcontract issued hereunder a license rights clause pursuant to which each such subcontractor will grant to Purchaser (through Contractor) license rights in Intellectual Property incorporated in Deliverable Items hereunder and which Intellectual Property is developed by such subcontractor, and all associated Intellectual Property Rights therein, to the same extent as the license rights granted by Contractor in this Article 32. Notwithstanding any other provision of this Contract, this Article 32.4 (A) shall govern Contractor’s obligations with respect to subcontracts, and no additional rights shall arise, for example, because Intellectual Property of Contractor is defined to include Intellectual Property of subcontractors and other third parties.

B.       Purchaser shall, unless otherwise authorized or directed in writing by Contractor, to the extent necessary to fulfill its obligations under Article 32.2 and Article 32.3 hereof, use reasonable efforts as practical to include in each applicable third party and/or related party agreement a license rights clause pursuant to which each such party will grant to Contractor (through Purchaser) license rights in Intellectual Property within the scope of the licenses granted by Purchaser under Article 32.2 and Article 32.3, which Intellectual Property is developed by such party, and all associated Intellectual Property Rights therein, to the same extent as the license rights granted by Purchaser in this Article 32. Notwithstanding any other provision of this Contract, this Article 32.4 (B) shall govern Purchaser’s obligations with respect to third party and/or related party agreements, and no additional rights shall arise, for example, because Intellectual Property of Purchaser is defined to include Intellectual Property of third parties.

C.       Upon execution of the subcontract with the GBBF Subsystem supplier, Contractor shall provide Purchaser with copies of all provisions and terms regarding Intellectual Property and will also furnish Purchaser with any amendments pertaining thereto (and shall not amend such provisions to the detriment of Purchaser without Purchaser’s written consent).

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

32.5       No Limitation on Deliverable Items.

This Article 32 shall not be construed as limiting any right of Purchaser otherwise contained herein or at law (or any obligation of Contractor to grant Purchaser the right), subject to compliance with applicable laws and with no payment of additional compensation to use, have used, deliver, lease, sell, or otherwise dispose of the Satellite, the GBBF Network, the Space Segment or other Deliverable Item of hardware or any part thereof. Without limitation, the Parties agree that Purchaser shall be entitled to sublicense to any purchaser or lessee of a Deliverable Item from Purchaser a sublicense of the license and rights under Article 32.2.1 to use, reproduce and modify Contractor Space Segment Intellectual Property incorporated into a Deliverable Item for the sole and exclusive purpose of testing, operating, repairing and/or maintaining such Deliverable Item.

32.6       [*]

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

ARTICLE 33- PUBLIC RELEASE OF INFORMATION

33.1         Generally.

Each Party shall obtain the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, concerning the content and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning the Work performed or to be performed hereunder, within a reasonable time prior to the release of such information,   except to the extent disclosure shall be required by law, which shall be subject to Article 31.4.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ARTICLE 34- NOTICES

34.1         Written Notification.

Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile and telephone numbers and to the attention of the individuals set forth below, and any such notice or correspondence shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier or other method, and (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.

In the case of Purchaser:

ICO Satellite Management LLC

222 N. Sepulveda Boulevard

Suite 1770

El Segundo, CA  98033

Attn: Contract Manager

Telephone:  [*]

Facsimile:  (310) 760-0494

With a copy to:

Davis Wright Tremaine, LLP

1501 4th Avenue, Suite 2600

Seattle, WA 98101

Attn:  Joseph D. Weinstein

Facsimile:   (206) 628-7699

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

In the case of Contractor:

Space Systems/Loral, Inc.
3825 Fabian Way, M/S G-44
Palo Alto, CA 94303-4697
[*]
Telephone No.:	[*]
Facsimile No.:	650-852-5377

With a separately delivered copy to:
Space Systems/Loral, Inc. 3825 Fabian Way, M/S G-40 Palo Alto, CA 94303-4697
[*]
Telephone No.:	[*]
Facsimile No.:	650-852-4628

34.2         Change of Address.

Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

ARTICLE 35- RISK MANAGEMENT SERVICES

35.1         Purchaser Responsibility.

Purchaser may, at its election, procure a Launch and in-orbit insurance policy covering the risks of Launch and in-orbit failures with respect to partial loss, total loss, or constructive total loss of such Satellite (“Launch and In-Orbit Insurance Policy”).

IN NO EVENT SHALL PURCHASER DISCLOSE OR TRANSFER CONTRACTOR-PROVIDED TECHNICAL INFORMATION OR PROVIDE TECHNICAL SERVICES BASED ON CONTRACTOR-FURNISHED TECHNICAL INFORMATION TO NON-U.S. INSURANCE BROKERS OR UNDERWRITERS OR OTHER NON-U.S. PERSONS OR ENTITIES (AS DEFINED IN 22 CFR SECTION 120.15 AND SECTION 120.16, AS AMENDED) WITHOUT CONTRACTOR’S PRIOR WRITTEN APPROVAL AND, WHERE REQUIRED, PRIOR APPROVAL OF THE U.S. GOVERNMENT.

35.2         Contractor Support.

35.2.1      Insurance Procurement.  Contractor shall provide customary and normal support to assist Purchaser in obtaining a Launch and In-Orbit Insurance Policy  consisting of:  (i) providing a comprehensive presentation package on the Satellite, suitable for presentation to the space insurance brokers and underwriters, (ii) supporting Purchaser with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by Purchaser, (iii) providing on a timely basis all reasonable and appropriate technical information, data and documentation, and (iv) providing documentation and answers to insurer and underwriter inquiries.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

35.2.1      Claims Support.  Contractor shall cooperate with and provide reasonable support to Purchaser making and perfecting claims for insurance recovery and as to any legal proceeding as may be brought by Purchaser associated with any claim for insurance recovery.  Such support shall consist of (i) the support described in Article 35.2.1, (ii) providing on-site inspections as required by Purchaser’s insurers and underwriters, (iii) participating in review sessions with a competent representative selected by the insurers and underwriters to discuss any continuing issue relating to such occurrence, including information conveyed to either Party, (iv) using its reasonable efforts to secure access for the insurers and underwriters to all information used in or resulting from any investigation or review of the cause or effects of such occurrence, (v) making available for inspection and copying all information necessary to establish the basis of a claim, and (vi) supporting Purchaser in establishing the basis of a total loss, constructive total loss and partial loss as those terms are defined in the Launch and In-Orbit Insurance Policy and provided Purchaser furnishes Contractor with the definitions of such terms.  Notwithstanding Contractor’s specifying such basis, Purchaser shall make the final determination of whether a partial loss, constructive total loss or total loss under its Launch and In-Orbit Insurance Policy has occurred.  For all claims that may arise on or before Acceptance of the Space Segment as provided in Article 10 hereof, such Contractor support shall be provided within the overall price of this Contract; thereafter, Contractor shall be entitled to reimbursement of Actual Costs reasonably incurred in connection with the provision of such support plus a mark-up of [*], to be invoiced and paid in accordance with Article 5.

ARTICLE 36- ORDER OF PRECEDENCE

In the event of conflict among the terms of the Terms and Conditions (Preamble, Recitals, Articles 1 to 37 and Attachments A through D) of this Contract and the Exhibits, the following order of decreasing precedence shall apply:

Terms and Conditions	(Preamble, Recitals, Articles 1 through 37 and Attachments A through D)

Exhibit F	Payment Plan and Termination Liability Amounts

Exhibit A	Satellite Statement of Work

Exhibit B	Satellite Performance Specification

Exhibit G	Space Segment Statement of Work

Exhibit E	Space Segment Specification

Exhibit C	Product Assurance Program Plan

Exhibit D	Satellite Test Plan

Exhibit H	Space Segment Test Plan

Exhibit J	Ico Dss Sow andFunctional Requirements

ARTICLE 37- GENERAL

37.1         Assignment.

37.1.1      General.  Except as set forth herein, this Contract may not be assigned, either in whole or in part or by operation of law, by either Party without the express written approval of the other Party. The non-assigning Party shall provide its approval if in its reasonable judgment its rights under this Contract are not and would not be adversely affected thereby.

37.1.2      By Purchaser.  Notwithstanding the foregoing, subject to applicable export control restrictions, Purchaser may assign or transfer this Contract or all its rights, duties, or obligations hereunder to (i) any Person provided that such Person has sufficient financial resources to fulfill Purchaser’s obligations under this Contract, and the net worth of such Person is not less than the net worth of Purchaser immediately prior to such transfer, or (ii) any or all Financing Entities in connection with obtaining financing for the payment of Contractor’s invoices and any and all other fees, charges or expenses payable under this Contract under any Financing Agreement: (iii) any Affiliate of Purchaser, or (iv) any Person who acquires (whether through acquisition, merger or other similar transaction), all or substantially all of the assets of Purchaser, provided in any case the assignee, transferee, or successor to Purchaser has expressly assumed in writing all the obligations of Purchaser and all terms and conditions applicable to Purchaser under this Contract.

37.1.3      By Contractor.  Notwithstanding the foregoing, Contractor may assign or transfer this Contract or all of its rights, duties, or obligations hereunder (i) to any Affiliate of Contractor, or (ii) in connection with a sale, transfer, merger, or other reorganization affecting Contractor or its assets, provided in each such case pursuant to this Article 37.1.3: (a) such assignment or transfer does not have a material adverse effect on the assignee’s, transferee’s or successor to Contractor’s technical ability to fulfill its obligations under this Contract; (b) the net worth of the assignee, transferee or successor to Contractor is not less than the net worth of Contractor immediately prior to such assignment or transfer; (c) the assignee, transferee or successor to Contractor has expressly assumed in writing all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract; and (d) neither the assignee, transferee or successor to Contractor nor any Affiliate thereof is a competitor of Purchaser engaged or engaging in the business of satellite based delivery of mobile telephony.

37.1.4      Security Interests.  Either Party, upon prior written notice to the other Party, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this Contract or for the subject matter hereof.

37.2         Binding Effect.

This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

37.3         Severability.

If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision.  If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

37.4         Waiver of Breach of Contract.

A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party to be bound, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach.  No course of conduct by a Party shall constitute a waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article 37.4.

37.5         Amendments.

This Contract, including any and all its Schedules, Attachments, Annexes, Exhibits and Appendices, may not be modified except by written instrument of subsequent date signed by an officer of Contractor, or another person designated in writing by any such officer to sign such an instrument and a senior vice president of Purchaser, or another person designated in writing by any such Purchaser senior vice president to sign such an instrument.

37.6         Captions.

The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

37.7         Relationships of the Parties.

It is expressly understood that Contractor and Purchaser intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests.  Neither Contractor nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

37.8         Entire Agreement.

This Contract, including all its Schedules, Attachments, Annexes, Exhibits and Appendices, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations and agreements with respect to the subject matter hereof.

37.9         Standard of Conduct.

Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

37.10       Construction.

This Contract, including all its Schedules, Attachments, Annexes, Exhibits and the Appendices have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

37.11       Counterparts.

This Contract may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.

37.12       Applicable Law.

This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of California,   without reference to its conflicts of laws rules.

37.13       Survival.

Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that (i) the Parties have expressly agreed shall survive any such termination or expiration or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.   Without limitation, the following provisions shall survive termination or expiration of the Contract: 19, 20, 30, 31, 32 and 37.

37.14       U.N. Convention on the International Sales of Goods.

The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

37.15       No Third-Party Beneficiaries.

This Contract is entered into solely between, and may be enforced only by, Purchaser and Contractor and their permitted assigns, and this Contract shall not be deemed to create any rights in third parties, including suppliers, customers and owners of a Party, or to create any obligations of a Party to any such third parties.

37.16       Consents and Approvals.

Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Contract, such action shall not be unreasonably delayed or withheld.  An approval or consent given by a Party under this Contract shall not relieve the other Party from responsibility for complying with the requirements of this Contract, nor shall it be construed as a waiver of any rights under this Contract, except as and to the extent otherwise expressly provided in such approval or consent.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

37.17       Mitigation and Good Faith.

Each Party shall have a duty to mitigate damages and to act in good faith.

37.18       Record Retention and Audit Rights.

 Contractor and its subcontractors shall maintain books, records, documents and other evidence which sufficiently and properly reflects the accuracy of the costs assessed or charged directly or indirectly to Purchaser.  In the event that Contractor’s costs shall be subject to bona fide inquiry (for example, under Articles 16, 21 and 23 hereof),  Purchaser shall have the right to audit Contractor’s records provided that: (a) the scope of the audit shall be limited to matters relevant to the bona fide inquiry; (b) the audit shall be performed by a third party auditor reasonably satisfactory to Contractor; (c) all costs of the auditor shall be borne by Purchaser; and (d) Purchaser shall not be provided with confidential information (such as labor rates), which in any report to Purchaser shall be excluded or otherwise redacted.

37.19       Time is of the Essence.

Subject to the applicable remedies and procedures set forth in this Contract, the Parties agree that time is of the essence in the performance of this Contract.

37.20       [*]

37.21       Representations.

Each Party hereby represents and warrants to the other:

(a)           Such Party is an entity duly formed, validly existing and in good standing in its jurisdiction of formation, with full  power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own  or use, and to perform all its obligations under Contract.

(b)           This Contract constitutes the legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms.

(c)           This Contract has been duly executed and delivered by such Party; and

(d)           Neither the execution and delivery of this Contract nor the performance by the Party of its obligations hereunder: (i) contravene, conflict with, or result in a violation of (A) any provision of the organizational documents of the Party, (B) any resolution adopted by the board of directors or the stockholders or its equivalent of a Party; or (C) any contract or obligation of the Party; or (ii)  require, other than in the case of licenses and permits referred to in Article 7, the consent of approval of any Person including, in the case of Contractor, the approval of the bankruptcy court.

IN WITNESS WHEREOF, the Parties have executed this Contract by their duly authorized officers as of the date set forth in the Preamble.

Space Systems/Loral, Inc.		ICO Satellite Management LLC

By:	By:

Name: Ron Haley		Name: Dennis Schmitt

Title: CFO		Title: Director/CFO

ATTACHMENT A

FORM OF INVOICE

[Date]]

ICO Satellite Management LLC

2300 Carillon Point

Kirkland, Washington, 98033

Attention:

RE:

Terms and conditions of the Amended and Restated Space Segment Contract, dated as of                   (as amended, supplemented or modified from time to time, the “ICO Satellite Contract”), between ICO SATELLITE MANAGEMENT LLC (“PURCHASER” OR “ICO”) and SPACE SYSTEMS/LORAL, INC. (“CONTRACTOR”)

Ladies and Gentlemen:

This Invoice is delivered to ICO pursuant to Article 5 of the ICO Space Segment Contract and constitutes Contractor’s request for payment in the amount of $                  for Milestone No. / Time Payment No.          .

Very truly yours,

SPACE SYSTEMS/LORAL, INC.

By:
Title:

Annex I to Attachment A

Form of Contractor Certificate

Reference:            Milestone No.        /Time Payment No.

[Date]

ICO Satellite Management LLC

2300 Carillon Point

Kirkland, Washington, 98033

Attention:	Treasurer

RE:

Terms and conditions of the Amended and Restated Space Segment Contract, dated as of            between ICO SATELLITE MANAGEMENT LLC (“PURCHASER” OR “ICO”) and SPACE SYSTEMS/LORAL, INC. (“CONTRACTOR”) (as amended, supplemented or modified from time to time, the “ICO Space Segment Contract”)

Ladies and Gentlemen:

This Certificate is delivered to you pursuant to Article 5 of the terms and conditions of the ICO Space Segment Contract.  Each capitalized term used herein and not otherwise defined shall have the meaning assigned thereto in the terms and conditions of the ICO Space Segment Contract.

We hereby certify, based on information and belief, that, as of the date hereof:

1.             The ICO Space Segment Contract is in full force and effect and except as set forth in Schedule I hereto, has not been amended, supplemented or otherwise modified

2.             Except as set forth in Schedule I hereto, no event or condition is known to exist that permits or requires us to cancel, suspend, or terminate our performance under the ICO Space Segment Contract or that could excuse us from liability for non-performance thereunder.

3.             Except with respect to amounts that are the subject of a dispute or are overdue (such overdue amounts and such disputed amounts, if any, being described in reasonable detail in an attachment hereto), all amounts due and owing to us have been paid in full through the date of the immediately preceding Contractor Certificate or are not overdue.

A-I-1

4.             a.             The amount contained in the invoice delivered to you concurrently herewith in accordance with the terms of Article 5 of the terms and conditions of the ICO Space Segment Contract represents monies owed to us in respect of Milestone  No.          /Time Payment No.         .

b.             The amount referred to in paragraph (a) above was computed in accordance with the terms of the ICO Space Segment Contract.

c.             The Milestone to which Milestone No.          relates has been completed in accordance with the ICO Space Segment Contract.

Very truly yours,

SPACE SYSTEMS/LORAL, INC.

By:
Title:

A-I-2

SCHEDULE I TO

ANNEX I TO ATTACHMENT A

List of Exceptions:

Amendments to ICO Space Segment Contract:

Exceptions Affecting Final Acceptance Date:

Exceptions Affecting Contractor’s Performance:

A-I-1

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ATTACHMENT B KEY PERSONNEL

Key Personnel Position	Individual
Program Manager	[*]
Spacecraft Engineering Manager	[*]
Payload Program Manager	[*]
Assembly, Integration and Testing Manager	[*]
Space Segment Manager	[*]
Space Segment Technical Lead	[*]

A-I-2

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ATTACHMENT C

GBBF - UNIQUE COMPONENTS AND FUNCTIONS ON BOARD THE SATELLITE

[*]

A-I-3

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ATTACHMENT D

[*]

A-I-4

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

A-I-5

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

A-I-6

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

A-I-7

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ATTACHMENT E

MAJOR SUBCONTRACTS LIST
[*]

Item	Subcontractor
[*]

Suppliers on this list approved for use as Major Subcontractors or as replacement Subcontractors for the ICO Program for the respective items contained in this list.

A-I-8

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS AGREEMENT HAS BEEN REQUESTED BY ICO GLOBAL COMMUNICATIONS [HOLDINGS] LIMITED. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION

EXHIBIT A

ICO 2 GHz GEO SATELLITE

STATEMENT OF WORK

July 25, 2005

Prepared for:	/s/ D. Schmitt 8-4-05
ICO Satellite Management LLC 2300 Carillon Point Kirkland, Washington 98033	ICO Satellite Management LLC Approval Signature & Date

Prepared by:	/s/ 8/2/05
Space Systems/Loral 3825 Fabian Way Palo Alto, California 94303-4201	Space Systems/Loral Approval Signature & Date

This document contains data and information proprietary to Space Systems/Loral, Inc., and ICO Satellite Management LLC. This data is being furnished pursuant to the provisions of the ICO 2-GHz GEO Satellite Purchase Contract. The ICO Satellite Management LLC customer shall have the right to duplicate, use or disclose the data to the extent specified in the Purchase Contract.

iii

		2.2.10.1	Satellite Flight Readiness Review (FRR)	17
		2.2.10.2	Launch Readiness Review (LRR)	17
		2.2.10.3	Mission Readiness Review (MRR)	17
	2.2.11	In-Orbit Test Review		17
	2.2.12	Purchaser’s Representatives		17
2.3	DELIVERABLE HARDWARE, SOFTWARE, AND SERVICES			18
	2.3.1	Satellite		18
	2.3.2	Ground Support and Mission Operations Support Equipment and Service		18
	2.3.3	Training of Purchaser Personnel		19
	2.3.4	Performance at an alternate orbital slot		19
	2.3.5	Mission Operation Plan – Launch Through In-Orbit Test		19
	2.3.6	Satellite Orbital Operations Handbook		20
	2.3.7	Launch and Mission Operations System Activities		20
		2.3.7.1	Mission Planning and Integration Meetings	20
		2.3.7.2	Interface Coordination	20
		2.3.7.3	Rehearsals	20
	2.3.8	Launch Services, Launch Support Services, and Orbit Raising Operations		21
		2.3.8.1	Launch Services	21
		2.3.8.2	Launch Support Services	21
		2.3.8.3	Transfer Orbit Operations	21
		2.3.8.4	Initial Operations Including In-Orbit Test	21
		2.3.8.5	Contractor-Provided Support Personnel for IOT	21
		2.3.8.6	Communications and Data Lines	22
	2.3.9	Transfer Orbit TT&C Station		22
	2.3.10	Standard On-Orbit Support		22
	2.3.11	Ground Based Beam Forming Support		24
2.4	PURCHASER FURNISHED ITEMS			24
	2.4.1	Equipment, Facilities, and Services		24
	2.4.2	Data		26
		2.4.3	Purchaser Furnished Items – GBBF	26

TABLES

Table			Page

	2-1	Classroom Training Courses	19

	Annex 1	Contract Data Requirements List	A-1

iv

1 — SCOPE

This Statement of Work (SOW) defines the goods, services, data, and documentation to be furnished by Space Systems/Loral (hereinafter “Contractor”) to customer, (hereinafter “Purchaser”) for the ICO 2GHz GEO Satellite Program (hereinafter “Program”).

Contractor shall design, develop, manufacture, test, and transport the Satellite to the Launch Site, prepare the Satellite for Launch, provide Launch Support Services, Mission Operations Services, In-Orbit Testing (IOT) and associated Satellite and Satellite Operations Training. Contractor shall provide support to the Ground Based Beam-forming supplier as described in this SOW.

Purchaser shall provide ground facilities, equipment, and support personnel to support in orbit testing IOT as defined in paragraph 2.4 (Purchaser Furnished Equipment) of this SOW. The program content is described as follows.

Definitions: Capitalized terms used in this Exhibit A (Statement of Work) shall have the same meaning as ascribed to them as they appear here or in the Contract.

1.1          BASIC PROGRAM CONTENT

Contractor shall provide:

•                  One (1) Communications Satellite (ICO 2 GHz GEO) in accordance with Exhibit B (Satellite Performance Specification), and tested in accordance with Exhibit D (Satellite Test Plan). This Satellite shall be delivered to a designated Launch Site as specified in the Contract. Contractor shall conduct a Product Assurance program in accordance with Exhibit C (Product Assurance Program Plan). Contractor shall be responsible for shipping the Satellite to the Launch Site.

•                  Necessary ground support equipment to permit full checkout and test of the Satellite during acceptance testing and pre-Launch operations.

•                  Necessary support to the GBBF provider as defined further in paragraph 2.3.11 (Ground Based Beam Forming Support)

•                  Classroom training to Purchaser on the Satellite to familiarize experienced operations personnel with the systems and subsystems, and operations of the Satellite as specified in paragraph 2.3.3 (Training of Purchaser Personnel) of this SOW.

•                  The support personnel for pre-Launch activities and Launch Support Services.

•                  Tracking, Telemetry, and Command (TT&C) ground stations capability during transfer orbit.

1

•                  Mission Operations Services from Satellite separation from the Launch Vehicle through completion of IOT (except as noted in paragraph 2.4 of this SOW). During this period, all Mission Operations shall be performed/controlled from Contractor’s Mission Control Center (MCC).

•                  Data as specified in the Contract Data Requirements List (CDRL), Annex 1 attached to this SOW.

1.2                               OPTIONS

Program options are delineated in the main terms and conditions of this Contract.

1.3                               APPLICABLE PROGRAM DOCUMENTS

Following are the applicable reference Contract Exhibits, which apply to this Program. The applicable version and/or issue date of these Contract Exhibits is as listed in Article 2 of the Contract:

Exhibit A – Statement of Work (this document)

Exhibit B – Satellite Performance Specification

Exhibit C – Product Assurance Program Plan

Exhibit D – Satellite Test Plan

2

2 — REQUIREMENTS

The goods, services, data, and documentation to be provided by Contractor are defined herein.

2.1                               PROGRAM MANAGEMENT

The Program meetings and Program data requirements are defined in this Section.

2.1.1                                 Meetings

Formal, scheduled, meetings shall be held during the duration of this Program to support the implementation and execution of the Program. These meetings shall be organized and conducted by Contractor at its facilities. The purpose of these meetings is to provide Purchaser with pertinent Program progress and other data for review, and to mutually agree upon appropriate courses of action to be taken on identified action items.

The required meetings are as follows:

•                  Systems Readiness Review

•                  Program Status Meetings – every other month

•                  Design Reviews

•                  Final Design Review

•                  Test Readiness Reviews

•                  Test Reviews

•                  Satellite Pre-Shipment Review (SPSR)

•                  Satellite Launch Readiness Review (SLRR)

•                  IOT Test Readiness Review

•                  IOT Review

•                  Satellite System Test Review

•                  Communication Panel Integration and Test Review

•                  Mission Ops Review

2.1.2                                 Quarterly Management Reviews

The Contractor shall conduct management review meetings to present to Purchaser management a summary of progress and to identify any technical, schedule or management issues. These meetings shall be held at Contractor’s facilities.

3

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.1.3                                 Deliverable Data

Data to be provided under this Contract is listed in Annex 1 of this SOW, Contract Data Requirements List (CDRL). CDRL submissions shall be provided for Purchaser approval or information as specified in Annex 1. Delivery location for data submissions shall be as specified in the Contract or as otherwise mutually agreed. All deliverable data shall be produced in accordance with standard satellite industry commercial practice and also delivered electronically. Contractor shall submit changes to deliverable data either as a “complete revised edition” of the deliverable, or as “change insertion sheets” with an effectivity matrix indicating the latest revision status of each page of the document. The Parties shall agree as to the appropriate method of revision for such document changes. Purchaser access to other Contractor (or Contractor’s subcontractor) data/documentation not listed in the CDRL may be provided (as necessary) for review at Contractor’s (or Contractor’s subcontractor’s) facility.

All deliverable data and Purchaser access to other Program related data, work in progress or work areas will be subject to U.S. Department of State Technical Assistance Agreement (TAA) and Technology Transfer Control Plan (TTCP) for the Program, Export Administration Regulations, and Contractor’s proprietary and security policies.

Deliverable data requiring Purchaser approval shall be approved or disapproved by Purchaser within [*] days after submittal. Purchaser disapproval notifications, if any, shall provide specific details of any non-compliance. Data submitted for approval shall be deemed approved after the [*] calendar day following submittal if Contractor receives no written response from Purchaser of approval or disapproval.

Purchaser shall have electronic access to all program End Item Data Packages (EIDP). [*]

Purchaser shall have access to unit and subsystem life test data, as applicable to the Program.

2.1.3.1                                   Program Management Plan

A Program Management Plan, CDRL 1, shall be provided to Purchaser. The plan shall define the approach to be taken in managing all aspects of the Program, including:

1.               Program Organization and Management

2.               Schedule and schedule control

3.               Technical Baseline Management

4

2.1.3.2                                   Program Schedule Reports

A Program Master Schedule, CDRL 2, shall be developed to establish and maintain the Contract delivery schedule. This schedule shall be updated monthly and shall track the progress of the Program Milestones and major events including:

1.               Hardware and software deliveries

2.               Major program reviews

3.               System level verification tests

4.               Pre-Launch, Launch and post-Launch activities up to and including in-orbit checkout

Status reports of progress against the Program Master Schedule shall be prepared and furnished to Purchaser as part of CDRL 12, Monthly Progress Report.

2.1.3.3                                   Monthly Progress Report

Monthly Progress Reports, CDRL 12, shall be provided which shall include a summary of the following:

1.               Summary of program activities and major events

2.               Progress Status against the Program Master Schedule

3.               Engineering Status

a.               Satellite System (including system budgets)

(1)                 Payload

(2)                 Bus

b.              Ground Subsystem

c.               Product Production Status

4.               Assembly, Integration and Test Status

5.               Product Assurance Status

6.               Program Controls

a.               Class 1 – Waivers, Deviations, and Engineering Change Proposals status

b.              Status of outstanding Action Items

7.               Business

a.               Invoice Status

b.              Status of Contract Changes

5

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.1.3.4                                   Drawings and Configuration Data

The following drawings shall be submitted to Purchaser for information:

1.               Satellite to Launch Vehicle Interface Control Drawing (ICD), CDRL 21 subject to U.S. Department of State restrictions

2.               Satellite Preliminary and as-built Configuration Identification List (CIL), CDRL 3

2.1.3.5                                   Program Requirements Review

A Program Requirements Review (PRR) shall be held at the Contractor’s facilities, as described in paragraph 2.2.1. The data for this review shall include the items listed below. An Agenda, Invitation, Data Package, Presentation Material, Minutes, and Closeout Report of the PRR shall be furnished by Contractor in accordance with CDRL 5.

1.                           [*]

6

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.1.3.6                                   Unit and Subsystem Design Reviews

The Purchaser shall have access to unit and subsystem PDRs, CDRs and associated data packages as applicable.

2.1.3.7                                   Critical Design Review Data

A Satellite Level Critical Design Review (CDR) shall be held at the Contractor’s facilities, as described in paragraph 2.2.3. The data for this review shall be updated consistent with the program maturity. An Agenda, Data Package, Presentation Material, Minutes and Closeout Report of the CDR shall be furnished by Contractor in accordance with CDRL 6.

The CDR Package shall contain the following:

1.               [*]

2.1.3.8                                   Final Design Review Data

A Satellite Level Final Design Review (FDR) shall be held at the Contractor’s facilities, as described in paragraph 2.2.4. The data for this review shall include the latest “as-designed” configuration information for the Satellite. An Agenda, Data Package, Presentation Material, Minutes and Closeout Report of the FDR shall be furnished by Contractor in accordance with CDRL 7.

7

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

The FDR Package shall contain the following:

1.       [*]

2.1.3.9                                   Design Analysis Reports

Contractor shall perform the analyses described in the following subparagraphs and shall prepare Design Analysis Reports, CDRL 22 (except for Mission Analysis, which is documented in CDRLs 10 and 14). The Design Analysis Reports shall contain a summary description and available results of these analyses and shall be furnished to Purchaser with the CDR and FDR Data Package, CDRL 6 (if available at CDR, or when such data becomes available).

2.1.3.9.1                Communications Subsystem Analysis (CDRL 22a)

Contractor shall prepare a comprehensive Communications Subsystem Performance Analysis Report. This report shall summarize important design characteristics and performance parameters of the communications subsystem showing it meets all requirements. The analysis shall include:

[*]

8

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.9.2                Thermal Analysis (CDRL 22b)

A comprehensive Thermal Design Nodal Analysis shall be performed in which all critical cases shall be analyzed, including transfer orbit, main satellite thruster firing transients, Beginning and End-Of-Life (BOL/EOL) solstices and equinox, including eclipse transients.

2.1.3.9.3                Structural Analysis (CDRL 22c)

An analysis of the Satellite structure shall be performed in which all major structural elements are modeled and their respective margin of safety determined. The structural analysis report shall include data that demonstrate the ability of critical structures to maintain the required dimensional stability when subjected to specified loads, including shipping and handling, Launch and separation from the Launch Vehicle, and transfer orbit conditions. Launch conditions shall be determined by coupled loads analyses performed by the Launch Agency.

2.1.3.9.4                Electrical Power Subsystem Analysis (CDRL 22d)

An analysis of the Electrical Power Subsystem (EPS) shall be performed that demonstrates the adequacy of the subsystem design in meeting the power requirements of all operational modes and states throughout the mission design lifetime. The analysis shall include:

[*]

9

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.9.5                         Pointing Error Analysis (CDRL 22e)

An analysis of the Satellite pointing errors shall be performed in which all identifiable sources of errors and disturbances shall be included.

2.1.3.9.6                         Propellant Requirements Analysis (CDRL 22f)

Propellant Requirements Analysis of the Satellite shall be performed to demonstrate the adequacy, margin, and accuracy of the propellant load provided satisfy all flight and mission maneuver requirements.

2.1.3.9.7                Reliability Analysis (CDRL 22g)

A Reliability Analysis shall be performed that shows the probability of success in meeting the specified operational lifetime. The analysis shall include:

[*]

2.1.3.9.8                Mass Properties Analysis (CDRL 22h)

A Mass Properties Analysis shall be performed that shall include a detailed listing of the mass of each Satellite component and the Satellite moment-of-inertia matrix.

2.1.3.9.9                Dynamics Analysis (CDRL 22i)

Contractor shall perform and document a Dynamics Analysis that identifies and describes the impacts on satellite attitude control and pointing, accounting for the dynamic conditions expected during transfer orbit, acquisition, and normal on-orbit operations.

10

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.1.3.9.10              Attitude Control Subsystem Analysis (CDRL 22j)

An Attitude Control Subsystem Analysis shall be performed that demonstrates the adequacy of attitude control subsystem design in meeting satellite attitude control and pointing requirements. [*]

2.1.3.9.11              Radiation and Electrostatic Discharge Analyses (CDRL 22k)

Radiation and Electrostatic Discharge Analyses shall be performed in sufficient detail to demonstrate the correct operation of all electronic units and their immunity to electric discharges in all reasonable orbit and operational situations.

2.1.3.9.12              Telemetry, Tracking and Command Subsystem Analysis (CDRL 22m)

Contractor shall perform and document an analysis of the TT&C subsystem that shows the adequacy of the design to meet its performance requirements over life. The [*]

2.1.3.9.13              Mission Analysis (CDRLs 10 and 14)

The Mission Analysis effort described in this paragraph shall be documented in the Mission Operation Plan, CDRL 14, and the Sequence of Events (SOE), CDRL 10.

2.1.3.9.14              Mission Analysis (CDRLs 10 and 14)

Mission planning studies shall be performed to demonstrate, for the selected Launch Vehicle, the ability to place the Satellite in the final geostationary orbit position with sufficient propellant to perform all stationkeeping and repositioning maneuvers for the contractual mission lifetime. [*]

11

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.1.3.10                            Program Test Plans and Procedures

2.1.3.10.1              Satellite System Test Procedure

Satellite System Test Procedure in conformance with Exhibit D (Satellite Test Plan) shall be made available for Purchaser’s review, CDRL 7, subject to conditions and restrictions imposed by the U.S. Government, especially as applicable to persons who are neither U.S. citizens nor resident aliens (“green-card” holders).

Purchaser shall have the right to observe all Satellite system level and bus and payload level tests and shall have  [*], for the purposes of monitoring progress and compliance with the Program test requirements.

2.1.3.10.2              Satellite Pre-Launch Tests and Support Services

Contractor shall submit a pre-Launch Test Plan, CDRL 9, in accordance with Exhibit D (Satellite Test Plan). The Satellite Pre-Launch Test Procedure shall define the approach to pre-Launch checkout and test of the Satellite. It shall also identify the data and information that ensures flight worthiness, support for the integration of the Satellite with the Launch Vehicle, on-pad Launch operations, and coordination with the Launch Agency for the Launch of the Satellite.

2.1.3.10.3              Mission Profile Description

The Mission Profile Description, CDRL 10, shall include a summary of all of the mission analyses from Launch through orbit raising up to and including on-station operations. The purpose of the document is to give an overview of the entire Satellite mission from a mission analysis viewpoint (it does not include procedures for operating the Satellite).

[*]

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.1.3.10.4              In-Orbit Tests

In-Orbit Test (IOT) Plan

An IOT Plan document, which is an expansion of the IOT description contained in Exhibit D (Satellite Test Plan), shall be prepared by Contractor and submitted in accordance with CDRL 11a. The IOT Plan provides the details of the IOT that will be performed prior to handover of the Satellite to Purchaser for operations responsibility. The IOT Plan shall be the basis for the preparation of the IOT Procedure, CDRL 11b.

The IOT Plan shall contain, as a minimum, the following:

[*]

IOT Procedure

Using the IOT Plan as a basis, Contractor shall develop an IOT Test Procedure in conformance with Exhibit D (Satellite Test Plan), and document such procedures in CDRL 11b. These procedures shall develop the data needed to verify satisfactory satellite operations in orbit and TT&C functions.

The IOT Procedure shall include:

1.               Detailed test matrix

2.               Detailed test procedures

3.               Test conditions

4.               Method and procedure on how to establish the Satellite test configuration

13

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

5.               Measurement equipment list

6.               Test data sheets (as applicable for manually conducted tests)

2.1.3.11                            FCC and ITU Satellite Coordination Data

Contractor shall furnish Satellite Coordination Data, as specified in CDRL 4, for compliance with Federal Communications Commission (FCC) and International Telecommunication Union (ITU) coordination procedures. Purchaser shall be responsible for preparing, coordinating and filing all related applications, registrations, and reports. Contractor shall provide reasonable technical support for the filings and coordination activity at Purchaser’s request.

2.1.3.12                            Satellite End Item Data Package

An End Item Data Package (EIDP), CDRL 19, shall be delivered following completion of the Satellite Pre-Shipment review. The EIDP shall consist of:

[*]

2.1.3.13                            Product Assurance Data

[*]

2.1.3.14                            Telemetry and Command Databases (CDRL 13)

Contractor shall manage electronic telemetry and command databases (T&C Databases) beginning with the Satellite development phase and extending through the Satellite ground test cycle. [*]

2.2                               PROGRAM REVIEWS

2.2.1                                 Program Requirements Review

A Program Requirements Review (PRR) shall be held at the Contractor’s facility. The purpose of the PRR is to evaluate the planning, preparation and readiness for initiating Program activities and executing the Contract. [*]

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.2.2                                 Unit and Subsystem Design Reviews

The Purchaser shall have access to all unit and subsystem PDRs, CDRs, other formal technical reviews, and their associated data packages, as applicable.

2.2.3                                 Satellite Critical Design Review

A Satellite Critical Design Review (CDR) shall be conducted by Contractor at its facility. The purpose of the CDR is to assure the Purchaser that the design meets the requirements of Exhibit B (Satellite Performance Specification). The Satellite CDR shall demonstrate that the detailed design satisfies the functional and performance requirements of Exhibit B (Satellite Performance Specification). It shall also verify the compatibility of the design with all system and subsystem interfaces. [*]

15

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.2.4                                 Satellite Final Design Review

A Satellite Final Design Review (FDR) shall be conducted by Contractor at its facility. The purpose of the FDR is to assure Purchaser that the design meets the requirements of Exhibit B (Satellite Performance Specification). The Satellite FDR shall demonstrate that the detailed design satisfies the functional and performance requirements of Exhibit B (Satellite Performance Specification). It shall also verify the compatibility of the design with all system and subsystem interfaces. [*]

2.2.5                                 Post Test Review – Major Satellite Test Phases

A Post Test Review shall be conducted after each major Satellite (including payload) test phase. The purpose of the review is to review test data and non-conformance reports to ensure compliance with the requirements specified in Exhibit B (Satellite Performance Specification) and Exhibit D (Satellite Test Plan).

2.2.6                                 Satellite Pre-Shipment Review/Satellite Acceptance Review (SAR)

A Satellite Pre-Shipment Review (SPSR) shall be conducted by Contractor to review Satellite conformance with the applicable requirements of the Satellite Performance Specification. This review shall address Satellite test results, Satellite configuration, nonconformance documentation, and any relevant failure data.

[*]

2.2.7                                 Mission Operations Review

A Satellite Mission Operation Review shall be conducted at the Contractor’s facility with the Purchaser in attendance, [*] before Launch.

2.2.8                                 Satellite Post-Shipment Verification

A Satellite Post-Shipment Verification shall be conducted by Contractor at the Launch Site following delivery of the Satellite. This Satellite visual inspection is performed to demonstrate that the Satellite has not been degraded by transportation from Contractor’s facility. [*]

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.2.9                                 In-Orbit Test Readiness Review

A Satellite In-Orbit Test Readiness Review shall be conducted at the Contractor’s facility with the Purchaser in attendance [*]

2.2.10                          Launch Site Reviews

2.2.10.1                            Satellite Flight Readiness Review (FRR)

Contractor shall conduct a Satellite Flight Readiness Review at the Launch Site, with Purchaser in attendance, prior to fueling. [*].

2.2.10.2                            Launch Readiness Review (LRR)

Contractor shall conduct a Launch Readiness Review of the integrated Satellite/Launch Vehicle, in conjunction with the Launch Agency and with Purchaser in attendance. [*]

2.2.10.3                            Mission Readiness Review (MRR)

Contractor shall conduct a Mission Readiness Review covering operational readiness of site and range support functions, transfer orbit control sites and the Satellite Operations Center.

2.2.11                          In-Orbit Test Review

The In-Orbit Test Review (IOTR) for the Satellite shall be conducted by Contractor to review the Satellite data obtained during the period from Launch through IOT. [*].

2.2.12                          Purchaser’s Representatives

Purchaser’s representatives, consultants, and agents shall be allowed access to the work being performed at Contractor’s facility and to other deliverable items for the purpose of observing the progress of such work. Such access shall be coordinated with Contractor and shall occur during normal working hours or at other such hours as Contractor may agree.

17

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

Accommodations shall be provided for no less than [*] Purchaser personnel. The office facilities to be provided shall include such services as Purchaser shall reasonably require including a reasonable amount of office space, office furniture, local telephone service, reasonable long-distance telephone usage, access to copy machines, facsimile machines, meeting and conference rooms, internet access and to the extent available, videoconference rooms, and car parking facilities, to the extent necessary to enable Purchaser personnel to monitor the progress of Work. The Purchaser personnel shall have [*] hour access to their office(s).

Purchaser representatives shall be given access to the Satellite Program work at the satellite level in accordance with the Contract. Such access to Contractor’s facilities, technical meetings and technical documentation will be authorized in accordance with the export license (TAA, TTCP, TCP) restrictions and the Contractor’s Export Control policies. If there is any conflict between this Statement of Work, the Contract and the limitations and provisos of the TAA authorization, the TAA will take precedence. Purchaser representatives shall be invited to participate in regular technical/schedule progress meetings (i.e. PDR, CDR, TRR) between the Contractor and the Contractor’s major sub-contractors. At any reasonable time, Purchaser’s representatives may request access to Program work in process (including Contractor’s major subcontract activities) on a non-interference basis. Upon request by Purchaser’s representative, Contractor shall arrange to coordinate and schedule access of designated Purchaser personnel to Contractor (or subcontractor) facilities in which the work is being performed under contract. Access shall be subject to applicable safety and security regulations and the right of Contractor to accompany Purchaser on any such visit to a subcontractor’s facility. In no event shall Purchaser’s representative’s activities relieve Contractor of any of its responsibility in the performance of the Contract. The role of the Purchaser representative(s) shall be as contract monitors and observers, and coordinators of liaison activities.

2.3                               DELIVERABLE HARDWARE, SOFTWARE, AND SERVICES

2.3.1                                 Satellite

Contractor shall deliver one (1) communications Satellite to the Launch Site as specified in the Contract, and in accordance with the requirements of Exhibit B (Satellite Performance Specification).

2.3.2                                 Ground Support and Mission Operations Support Equipment and Service

Contractor shall make available necessary ground and mission operations support equipment and personnel to permit checkout and test of the Satellite during acceptance testing, pre-Launch, Launch, and In-Orbit Testing (IOT) operations (except for Purchaser-provided facilities, equipment, and personnel for IOT as defined in paragraph 2.4 of this SOW).

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.3.3                                 Training of Purchaser Personnel

Contractor shall conduct a Training Program for Purchaser’s personnel experienced in satellite operations. The objective of the training is to develop in Purchaser’s mission operations personnel the ability to confidently command and control the Satellite over life. The purpose is to impart the essential knowledge needed to safely and reliably execute on-orbit operations of the Satellite and handle emergencies.

[*]

[*]

The Training Program shall consist of [*] classroom sessions and accommodate up to [*] trainees. The training is listed in Table 2-1.

Table 2-1. Classroom Training Courses

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

2.3.4                                 Performance at an alternate orbital slot

The satellite orbit slot shall nominally be at 91 degrees West Longitude. In the event that the Purchaser selects a different orbit slot, and if requested by the purchaser, the Contractor shall analyze the key differences in performance at the alternate orbit slot. These analyses shall include, as a minimum, [*] The requirements in Exhibit B are all defined relative to the nominal orbital slot, 91 WL, and thus [*]

2.3.5                                 Mission Operation Plan – Launch Through In-Orbit Test

Contractor shall generate and publish a Mission Operation Plan (MOP), CDRL 14, which shall be used to guide the activities of the participants during the period starting with rehearsals before Launch through completion of IOT in the geostationary orbit. The plan contents shall include:

[*]

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.3.6                                 Satellite Orbital Operations Handbook

A Satellite Orbital Operations Handbook (SOOH), CDRL 15, shall be provided by Contractor for use by personnel responsible for the operation of the Satellite. The information contained in this document shall be the basis for the command programming required to operate, control and maintain the Satellite in the performance of the defined mission objectives. The handbook shall consist of the following [*]

2.3.7                                 Launch and Mission Operations System Activities

2.3.7.1                                   Mission Planning and Integration Meetings

Contractor shall conduct the mission planning and integration meetings (with Purchaser invited to attend) with the Launch Agency and others supporting the mission planning efforts.

2.3.7.2                                   Interface Coordination

Contractor shall coordinate with the Launch Agency and other Launch support organizations to support delivery of the Satellite and its placement on station in geostationary orbit. Contractor shall prepare the required Launch Agency documentation, CDRL 16.

2.3.7.3                                   Rehearsals

Contractor shall conduct at least [*] rehearsals starting [*] before Launch at Contractor’s facility. Rehearsals for each phase of the mission shall be undertaken, with particular emphasis being placed on the early injection phase. Alternate operating modes of the ground complex shall be exercised, including selected Satellite and ground system failures.

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.3.8                                 Launch Services, Launch Support Services, and Orbit Raising Operations

2.3.8.1                                   Launch Services

Contractor shall render Launch Services to Launch Vehicle Service Provider (LVSP) in accordance with the Contract.

2.3.8.2                                   Launch Support Services

Contractor shall execute the tasks delineated below related to the Satellite. This shall include those services necessary to:

1.               [*]

2.3.8.3                                   Transfer Orbit Operations

Contractor shall provide the necessary materials, personnel, and services to acquire Satellite telemetry and orbit data, perform necessary calculation and analysis, and the required commands to take the Satellite from the specified transfer orbit to the specified geostationary orbit location.

2.3.8.4                                   Initial Operations Including In-Orbit Test

Contractor shall perform operations during orbit raising and including completion of in-orbit testing of the Satellite after the Satellite achieves geostationary orbit. A summary report containing analysis of actual performance compared with IOT predicted performance shall be supplied for the Satellite in accordance with CDRL 11c. A detailed report shall be provided to Purchaser in accordance CDRL 11d.

2.3.8.5                                   Contractor-Provided Support Personnel for IOT

Contractor shall provide the personnel identified below to support IOT:

1.               [*]

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.3.8.6                                   Communications and Data Lines

The Contractor shall provide communications and data lines as required for services specified in paragraphs 2.3.7.3.

2.3.9                                 Transfer Orbit TT&C Station

Contractor shall make available the required TT&C sites. Contractor shall provide its MCC as the control center for orbit raising and IOT. Contractor shall verify compatibility between transfer orbit TT&C stations and the Satellite by compatibility testing before the Launch of the Satellite. Purchaser shall provide TT&C station support for IOT operations in accordance with paragraph 2.4.1.

2.3.10                          Standard On-Orbit Support

Following completion of IOT and handover of Satellite command authority to Purchaser, Contractor shall provide services described herein to support on-orbit operations throughout the mission lifetime of the Satellite as part of the Contract. Contractor shall support Purchaser during

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operational emergencies and provide resolution to anomalous Satellite behavior pursuant to the following tasks:

[*]

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.3.11                          Ground Based Beam Forming Support

The Contractor shall support the GBBF development and test as described below. The Satellite contractor (Loral) shall cooperate fully with the GBBF contractor (whether the GBBF contractor [*] This support shall include participating in system studies, contributing to key analyses, supporting tests, creating interface control documents, attending technical reviews, and other reasonable work required to make GBBF successful.

•                  Provide performance information about the Satellite

[*]

2.4                               PURCHASER FURNISHED ITEMS

Purchaser shall provide to Contractor the items set forth below to ensure successful completion of IOT and verification of Satellite performance, status, configuration and health.

2.4.1                                 Equipment, Facilities, and Services

Purchaser-furnished personnel, equipment, facilities, and services required are summarized in the following paragraphs. Purchaser shall provide documentation, satisfactory to Contractor, supporting calibration for items furnished by Purchaser. Purchaser and Contractor shall participate in an interface meeting (Site Survey) at the Purchaser’s facility to be held to review and agree upon the availability and adequacy of the equipment and services described below:

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[*]

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.4.2                                 Data

Purchaser shall provide to Contractor:

[*]

2.4.3                                             Purchaser Furnished Items – GBBF

The Purchaser and/or GBBF supplier shall provide adequate Satellite GBBF Compatibility Test documentation for review and approval by the Contractor to ensure the safety of the Satellite during Satellite GBBF Compatibility Tests. Satellite GBBF Compatibility Test documentation and reviews required at a minimum include; [*]

26

[*]

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Annex 1 — Contract Data Requirements List

No.	Title	Class	Quantity	Due Date	SOW Paragraph
Contract Documents
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Class Code	A =	For Approval by Purchaser
	I =	For Information

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

No.	Title	Class	Quantity	Due Date	SOW Paragraph
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Acronym List

ALC	Automatic Level Control
BOL	Beginning of Life
CDR	Critical Design Review
CDRL	Contract Data Requirements List
C/I	Carrier-to-Interference Ratio
CIL	Configuration Identification List
COP	Contingency Operations Procedure
EDC	Effective Date of Contract
EIDP	End Item Data Package
EIRP	Equivalent Isotropic Radiated Power
EOL	End of Life
EPS	Electrical Power Subsystem
EST	Emergency Support Team
FCC	Federal Communications Commission
FFP	Firm Fixed Price
FMECA	Failure Modes and Effects Critical Analysis
FRR	Flight Readiness Review
GBBF	Ground Based Beam Forming
GEO	Geosynchronous Equatorial Orbit
G/T	Gain to noise temperature ratio
ICD	Interface Control Document
IOT	In-Orbit Test
IOTE	In-Orbit Test Equipment
IOTR	In-Orbit Test Review
ITU	International Telecommunication Union
LRR	Launch Readiness Review
LVSP	Launch Vehicle Service Provider
MCC	Mission Control Center
MOP	Mission Operations Plan
MRR	Mission Readiness Review
OML	Orbital Maneuver Life
PIM	Passive Intermodulation
POC	Point of Contact
PRR	Program Readiness Review
PTP	Program Test Plan
SAR	Satellite Acceptance Review
SLRR	Satellite Launch Readiness Review
SOC	Satellite Operations Center

SOE	Sequence of Events
SOOH	Satellite Orbital Operations Handbook
SOP	Standard Operations Procedure
SOW	Statement of Work
SPSR	Satellite Pre-Shipment Review
SS/L	Space Systems/Loral
TAA	Technical Assistance Agreement
TCP	Technical Control Plan
TTCP	Technology Transfer Control Plan
T&C	Telemetry and Command
TT&C	Tracking, Telemetry and Command
WCA	Worst Case Analysis

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS AGREEMENT HAS BEEN REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED. SUCH CONFIDENTIAL PROTIONS HAVE BEEN OMITTED, AS INDICATED BY [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION

EXHIBIT B

ICO 2-GHZ GEO SATELLITE
Performance Specification

July 29, 2005

REVISION 1

Prepared for:
ICO Satellite Management LLC
2300 Carillon Point	/s/ D. Schmitt 8-4-05
Kirkland, Washington 98033	ICO Satellite Management LLC Approval Signature & Date

Prepared by:
Space Systems/Loral
3825 Fabian Way	/s/ [ILLEGIBLE] 8/2/05
Palo Alto, California 94303-4201	Space Systems/Loral Approval Signature & Date

This document contains data and information proprietary to Space Systems/Loral, Inc., and ICO Satellite Management LLC. This data is being furnished pursuant to the provisions of the ICO 2-GHz GEO Satellite Purchase Contract.  The ICO Satellite Management LLC customer shall have the right to duplicate, use or disclose the data to the extent specified in the Purchase Contract.

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		3.4.5.1	S-Band Transmit	19
		3.4.5.2	S-Band Receive	19
	3.4.6	C/I Performance		19
		3.4.6.1	S-Band Transmit	19
		3.4.6.2	S-Band Receive	19
3.5	FREQUENCY PLAN			23
	3.5.1	Forward Link		23
	3.5.2	Return Link		23
3.6	Frequency Stability			26
3.7	EQUIVALENT ISOTROPIC RADIATED POWER (EIRP)			26
	3.7.1	Forward Link Aggregate EIRP (AEIRP)		26
	3.7.2	Return Link EIRP		27
	3.7.3	EIRP Degradation over Redundant Paths		27
		[*]	[*]	[*]
		[*]	[*]	[*]
3.8	RECEIVE GAIN/NOISE TEMPERATURE (G/T)			27
	3.8.1	Forward Link G/T		27
	3.8.2	Return Link G/T		27
	3.8.3	G/T Degradation over Redundant Paths		28
		[*]	[*]	[*]
		[*]	[*]	[*]
3.9	Power FLUX DENSITY (pFD)			28
	3.9.1	Forward Link PFD		28
	3.9.2	Return Link PFD		28
3.10	Gain Control			28
	[*]	[*]		[*]
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3.12	AMPLITUDE LINEARITY			29
	3.12.1	Input Section Linearity		29
	[*]	[*]		[*]
3.13	Filtering REQUIREMENTS			30
	[*]	[*]		[*]
	[*]	[*]		[*]
	[*]	[*]		[*]
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3.14	SPURIOUS OUTPUTS		31
	3.14.1	In-Band Spurious Outputs	31
	3.14.2	S-band Spurious Outputs	31
	[*]	[*]	[*]
3.15	Phase Noise		32
	[*]	[*]	[*]
	[*]	[*]	[*]
3.16	Passive Intermodulation (PIM) and Multipaction		35
3.17	OVERDRIVE		35
3.18	PAYLOAD TELEMETRY		35
3.19	GBBF Requirements		36
	[*]	[*]	[*]
	3.19.2	Return Repeater Transmission Path Calibration	38
	3.19.3	Forward Repeater Transmission Path Calibration	38
	3.19.4	Repeater amplitude and Phase	39
		[*] [*]	[*]
		[*] [*]	[*]

4 — ATTITUDE CONTROL SUBSYSTEM			39
4.1	Operational Requirements		40
4.2	ATTITUDE DETERMINATION		40
4.3	ATTITUDE CONTROL		40
	4.3.1	Reacquisition	40
	4.3.2	Operational Attitude Control and Antenna Pointing	40
	[*]	[*]	[*]
	[*]	[*]	[*]
	4.3.5	Sun/Moon Interference	41
	4.3.6	Safe Modes	41
	[*]	[*]	[*]
[*]	[*]		[*]

5 — TRACKING, TELEMETRY, AND COMMAND			42
5.1	GENERAL REQUIREMENTS		42
	5.1.1	Command	42
	5.1.2	Telemetry	42
	5.1.3	Ranging	42
	5.1.4	TT&C/Communications Compatibility	43
5.2	TELEMETRY PERFORMANCE		43
	[*]	[*]	[*]
5.3	COMMAND EQUIPMENT PERFORMANCE		46
	[*]	[*]	[*]

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5.4	TT&C ANTENNA	48
5.5	COMMAND SECURITY	48

6 — ELECTRICAL POWER SUBSYSTEM		49
6.1	SOLAR ARRAY	49
6.2	BATTERY	50
6.3	POWER CONDITIONING AND CONTROL	50

7 — THERMAL CONTROL SUBSYSTEM		51

8 — PROPULSION SUBSYSTEM		51
8.1	PROPELLANT LOAD	52

9 — STRUCTURE SUBSYSTEM		53
[*]	[*]	[*]
9.2	ACCESSIBILITY	54

10 — MECHANISMS AND ACTUATORS		54
10.1	ROTATING DEVICES	54
10.2	DEPLOYMENT MECHANISMS	54
10.3	MECHANISM REDUNDANCY	55

11 — PYROTECHNIC DEVICES		55

ANNEX A — RADIATION/METEOROID ENVIRONMENT		56
1	INTRODUCTION	56
[*]	[*]	[*]

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ILLUSTRATIONS

Figure		Page

Figure 3.4.2-1	Spot Beam Coverage Area, Satellite at 91° West	18
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TABLES

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1 — SCOPE

This document specifies the performance characteristics of the ICO 2-GHz GEO Satellite designed to relay digital voice and data traffic in the 2 GHz band frequencies. The satellites shall be compatible with the launch constraints, restrictions, environments, and limitations of the launch vehicles and shall be capable of being placed in a geostationary orbit at the geostationary position of 91° W longitude.

The ICO 2-GHz GEO Satellite Space Segment consist of a spacecraft, ground-based beam forming (GBBF) subsystem, and tracking, telemetry and command subsystems.  Within this segment, two links are provided for communicating between Gateways and users.

1.                  A forward link with Ka-band uplinks and 2-GHz band downlinks

2.                  A return link with 2-GHz band uplinks and Ka-band downlinks

The 2-GHz  band coverage is accomplished by employing spot beams, using the Satellite and the Ground Based Beamforming (GBBF) subsystem. The Satellite shall include a multi-element feed array and reflector antenna for the 2-GHz band coverage, a S-band 4 x 4 output hybrid matrix after the HPA ring, a Master Reference Oscillator (MRO) and two Beacons. Specific GBBF requirements are specified in section 3.18. The GBBF processes the signals to and from the spacecraft S-band feed array elements, and an ideal GBBF beam forming system is assumed for the spacecraft requirements.

The ICO communications payload provides two distinct links between the Gateways and the Users. These links are accomplished with [*] payload pathways providing S-band spot beam coverage to the continental United States, Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands. The first link is the Forward link, which provides connectivity between the Gateways and the Users. The Return link provides connectivity between the Users and the Gateways.  The satellite shall use the 2000-2020 MHz band for the Earth-to-space service link (Return Link) and the 2180-2200 MHz band for the space-to-Earth service link (Forward Link). The Earth-to-space feeder link shall utilize the 29.25-30.0 GHz bands, and space-to-Earth feeder links shall utilize the 18.55-18.8 GHz and 19.7-20.2 GHz frequency bands.

The detailed channelization, polarization, performance per channel and coverage are defined in section 3.

The Satellite described herein shall be three-axis stabilized. It shall contain an active Attitude Control Subsystem (ACS), a Telemetry, Command and Ranging (TC&R) subsystem, a Thermal

1

Control Subsystem (TCS), an Electrical Power Subsystem (EPS), Propulsion Subsystem and Structure and Mechanisms.

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2 — SATELLITE SYSTEM CHARACTERISTICS

2.1                               LAUNCH REQUIREMENTS

The satellite shall be designed to fit within the dynamic envelope of the [*] Atlas V 421 GCS [*]. The Contractor shall furnish Ground Support Equipment (GSE) used during the pre-launch phase of the mission. The satellite shall include all necessary equipment to assure achieving a synchronous orbit and subsequent mission life in synchronous orbit.

2.2                               ORBIT AND POSITION

The satellite shall acquire and operate in an inclined geostationary orbit at the assigned orbital location. Initial inclination shall be set to approximately 6 deg prior to antenna deployment, which will allow the natural inclination drift to be consistent with the overall lifetime requirement.  No North-South Stationkeeping maneuvers shall be required. The satellite control system shall maintain the longitude within ±0.05° of the assigned orbit slot whenever the satellite’s sub-satellite point is within 0.05° of the equatorial plane, assuming ground equipment and software are compatible with the orbit determination requirements. The contractor shall demonstrate that the design is compliant with Effective Isotropic Radiated Power (EIRP), saturation flux density, Gain to Noise Temperature (G/T), and all other communications performance specifications throughout the geosynchronous orbit mission, excluding stationkeeping maneuvers and transitions.

2.3                                           IN-ORBIT ENVIRONMENT

The satellite shall be designed to meet all satellite performance specifications during and after exposure to the orbital environments expected at geosynchronous altitude throughout the specified mission life.

The design of the satellite shall also minimize the occurrence and/or effect of electrostatic charging, passive intermodulation and multipaction. The satellite design must be robust with respect to Electrostatic Discharges (ESD). The satellite design shall ensure, through the use of in-line attenuators or other techniques, that all floating RF coaxial cable center conductors have a bleed path to ground.

The space environmental conditions are set forth in Annex A to this Exhibit.

2.4                               SATELLITE SAFETY

The satellite shall be designed so that when operated in conjunction with its Ground Support Equipment, the launch vehicle, and/or the Telemetry, Control, and Ranging (TC&R) facility the

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probability of unsafe responses is minimized, particularly with respect to the operation of the propulsion module and during thruster firing.

The satellite shall be capable of operation without ground TC&R uplinks for up to [*] with no performance degradation with the exception of stationkeeping performance deradation.

On-board sources of stored energy should be depleted for safety when they are no longer required for mission operations or postmission disposal.  Depletion should not pose an unacceptable risk to the payload.  Propellant depletion burns and compressed gas releases should be designed to minimize the probability of subsequent accidental collision and to minimize the impact of a subsequent accidental explosion.

2.5                               SATELLITE BUS RELIABILITY

2.5.1                                 Pre-Synchronous Orbit Requirements

The satellite reliability shall be such that the probability of being successfully placed on station and oriented in the proper operational attitude, assuming successful launch, perigee and apogee maneuvers, and separation shall be [*]

2.5.2                                 Synchronous Orbit Requirements

2.5.2.1                                   Bus

The bus is defined as the equipment used for on-orbit satellite operations. The bus does not include the payload (antennas and communication transponders) or the equipment that directly supports only the payload. Equipment required only for launch and station acquisition is not considered to be a part of the satellite bus. There shall be no item in the bus the failure of which will cause loss of the satellite mission unless that item has a probability of success that is [*] for mission life. The mission life shall include [*] for the purpose of calculating spacecraft life.

2.5.2.2                                   Payload

No single-point failure item that can cause the loss of more than [*]

2.5.2.3                                   Reliability

The satellite shall be designed for fifteen (15) years of mission life. The overall probability of survival shall be at least [*] at fifteen (15) years. The probability of survial shall allow for [*].

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.5.3                                 General Conditions

The following general conditions shall be applied in the reliability assessment of the system based upon commercial practices in accordance with the requirements of Exhibit C:

[*]

2.6                               On-Ground Storage

The satellite shall be capable of operating to the requirements of this specification after being in storage for up to [*] in an environment controlled to a temperature range of [*] During prolonged storage, batteries shall be stored separately under appropriate environmental conditions.

2.7                               LIFETIME

The satellite inherent design, including propellant tank size, to accommodate a [*] propellant load, and solar array capacity, shall ensure that it will continue to operate according to this specification on station for a mission life greater than or equal to 15 years. For wear out, radiation (excluding the solar array), and worst-case analysis a design life greater than 15 years shall be demonstrated. A major criterion in flight design will be to maximize the on-orbit propellant without unduly increasing mission risk.

2.8                               DEFINITION OF COORDINATE AXES AND ATTITUDE ANGLES

For the purpose of these specifications, and throughout all the documentation provided, the following definition for coordinate axes and attitude angles shall be followed.

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

The satellite axes are defined as a right-hand triad fixed in the satellite, with the origin at center of the spacecraft separation ring. (The X and Y axes are in the satellite separation plane. The Z axis is perpendicular to the separation plane and intersects the center of the satellite separation ring). When the satellite is in the operational configuration, the +X points in the nominal direction of orbital motion. The +Y axis (motion about the Y axis is called pitch) is nominally perpendicular to the orbit plane and points southward. The +Z axis (motion about the Z axis is called yaw) is nominally in the orbit plane, pointing toward the center of the RF coverage area.

2.9                               ANTENNA BEAM POINTING ACCURACY

In the normal on-orbit pointing mode, the [*] Computations shall take into account the capability of the control system to limit attitude errors and all other known error sources including but not limited to:

[*]

2.10                        IN-ORBIT TESTING

The satellite shall be capable of demonstrating that no damage has occurred due to the launch in accordance with the in-orbit tests specified in Exhibit D.

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3 — COMMUNICATION SUBSYSTEM

3.1                               DESCRIPTION

The Satellite Communications Payload shall be composed of two distinct repeaters:

1.                  A Forward link repeater with Ka-band uplinks and 2-GHz-band downlinks

2.                  A Return link repeater with 2-GHz-band uplinks and Ka-band downlinks

The 2-GHz-band coverage is accomplished by employing spot beams in both the forward and return directions. A single Ka-band beam is used to communicate with the Gateway in both the forward and return directions. ..

Spot beams at S-band are formed using a Ground Based Beam Former (GBBF) sub-system. The satellite requirements specific to the GBBF sub-system are contained in section 3.19 of this specification.

3.2                               TRANSMISSION MODES

The Communications Payload shall be compatible with CDMA and TDMA (or both simultaneously) transmission methods. [*]

3.3                               CONDITIONS UNDER WHICH THE SPECIFICATION APPLY

3.3.1                                 General Conditions under Which the Specification Applies

Unless otherwise stated, the performance requirements in this specification apply under the following conditions:

a)              Over the Mission Life as defined in section 2.7.

[*]

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[*]

3.3.2                                 Payload Design Case for Specification Allocation

The Satellite shall be designed to support a payload with the EOL electrical power and thermal dissipation allocations as follows:

3.3.2.1                                     Payload Electrical Power Allocation

The Satellite electrical power available to the payload at EOL, [*]

3.3.2.2                                     Payload Thermal Allocation

The Satellite thermal design shall support the EOL sunlight and eclipse payload operating

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conditions specified in paragraph 3.3.2.1, above, and under the same defined constraints.

3.3.2.3                                     In-Orbit Operational Conditions

During the Satellite Mission Life, the payload may be operated with any number of the provided S–band and Ka–band TWTA’s together in any payload HPA pathway mode or in any payload HPA pathway complement compliant with the channel / TWTA grouping and configuration, as long as the Satellite thermal dissipation and electrical power levels are maintained within adequate constraints for Satellite performance and safety. These safe constraint levels and procedures will be defined in detail by the Contractor prior to launch in the Satellite Orbital Operations Handbook (SOOH).

3.3.4                                 Applicable Definitions

For this specification, the following definitions shall apply for the specified design and performance parameters:

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

8.                  Receive Common Input Section — The receive common input section is defined as [*]

9.                  Receive Aggregate Carrier to Interference Isolation (C/I) — The receive aggregate average carrier to interference isolation, C/I of a cell, is defined as [*]

10.            Transmission Pathway — The individual end–to–end transmission channel of defined bandwidth, providing a pathway inclusive of amplification, frequency translation and frequency channelization through a repeater, from a receive antenna to a transmit antenna; this is not the same as a “Transponder” (see below)

11.            RF Channel — An RF channel is defined as an individual transmission path between a receive antenna output port and a transmit antenna input port

12.            Saturated (Saturation) Flux Density (SFD) — The SFD of a repeater HPA pathway is defined as [*]

13.            Transmit Output Section – The transmit output section is defined as that portion of the communications subsystem between the LCAMP input and the transmit antenna output,

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including any redundancy switches

14.            Spurious Outputs — Spurious outputs include all unwanted products such as those resulting from frequency conversion states, oscillators, image frequencies, harmonics, leakage, power supply converter frequencies, TC&R signals and passive intermodulation products, but exclude:

[*]

15.            Polarization Isolation (C/X) — The transmit or receive polarization isolation, C/X, of an antenna is defined as the ratio of the co-polarization gain to the cross-polarization gain at any point within a transmit or receive pattern.  It can be assumed that the [*]

16.            Transmit Aggregate Carrier to Interference Isolation (C/I) — The transmit aggregate average C/I of a cell is defined as [*]

17.            Transponder — Individually those sets of equipment within the communications subsystem of a Satellite that provide a discrete path to receive communications signals from Earth, translate and amplify such signals and transmit them to Earth

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3.4                               COVERAGE REQUIREMENTS

3.4.1                                 Gateway Beam

The Ka-band gateway beam coverage shall be for a gateway  located anywhere within CONUS. The reference gateway location is [*]. For the full range of satellite orbital motion during normal operations, the gateway beam peak shall point to the gateway location within a maximum allowed pointing error as specified in section 2.9. Full performance shall be met with the Gateway located [*].

3.4.2                                 Service Areas

Two service areas are defined as the Primary and Secondary coverages as depicted in Figure 3.4.2-1 for the 91° West orbital slot.

1.                  The primary service area consists of CONUS.

2.                  The secondary service area consists of Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands.

[*]

Figure 3.4.2-1      Spot Beam Coverage Area, Satellite at  91° West

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3.4.3                                 User Spot Beams

The user spot beams shall cover the service area with [*]

3.4.4     Cross-Polarization Isolation

3.4.4.1   Ka-Band Transmit

The Ka-Band (Gateway) transmit antenna cross-polarization isolation shall be at least [*]

3.4.4.2   Ka-Band Receive

The Ka-Band (Gateway) receive antenna cross-polarization isolation shall be at least [*]

3.4.5                                 Co-Polarization Isolation

3.4.5.1                                   S-Band Transmit

[*]

3.4.5.2                                 S-Band Receive

[*]

3.4.6                                 C/I Performance

3.4.6.1                                   S-Band Transmit

The minimum average S-band transmit aggregate C/I [*]

3.4.6.2                                   S-Band Receive

The minimum average S-band receive aggregate C/I [*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

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[*]

[*]

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[*]

[*]

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[*]

[*]

3.5                               FREQUENCY PLAN

Figure 3.5-1 and Table 3.5-1 define the ICO Ka-band and 2-GHz frequency plans.

3.5.1                                 Forward Link

The Forward link repeater shall [*]

[*]

3.5.2                                 Return Link

The Return link repeater shall [*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

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[*]

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3.6                               FREQUENCY STABILITY

The frequency of all local oscillators affecting downlink and uplink frequency conversions on the satellite shall [*]

3.7                               EQUIVALENT ISOTROPIC RADIATED POWER (EIRP)

3.7.1                                 Forward Link Aggregate EIRP (AEIRP)

The following paragraphs for Forward link Aggregate EIRP (AEIRP) shall be met over life.

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

3.7.2                                 Return Link EIRP

The Return link repeater shall [*]

3.7.3                                 EIRP Degradation over Redundant Paths

[*]

3.8                               RECEIVE GAIN/NOISE TEMPERATURE (G/T)

3.8.1                                 Forward Link G/T

The Forward link repeater shall [*]

3.8.2                        Return Link G/T

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

3.8.3                                 G/T Degradation over Redundant Paths

[*]

[*]

3.9                               POWER FLUX DENSITY (PFD)

3.9.1                                 Forward Link PFD

[*]

3.9.2                                 Return Link PFD

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3.10                        GAIN CONTROL

[*]

3.12                    AMPLITUDE LINEARITY

The Forward and Return link Repeaters shall meet the amplitude linearity requirements as

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

specified below over the power flux density levels specified in sections 3.8.1 and 3.8.2.

3.12.1                          Input Section Linearity

[*]

3.13                        FILTERING REQUIREMENTS

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

3.14                        SPURIOUS OUTPUTS

3.14.1                          In-Band Spurious Outputs

All in-band spurious signals, measured at the input to the transmit antennas within the [*]

 3.14.2                       S-band Spurious Outputs

The maximum radiated spurious power shall [*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

3.15    PHASE NOISE

[*]

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[*]

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[*]

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[*]

3.16                        PASSIVE INTERMODULATION (PIM) AND MULTIPACTION

[*]

3.17                        OVERDRIVE

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

3.18                        PAYLOAD TELEMETRY

The following payload telemetry monitoring is required as a minimum:

[*]

3.19                        GBBF REQUIREMENTS

The Ground Based Beamforming (GBBF) Subsystem shall be supported by the following on-board Payload functions and performance.

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

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[*]

3.19.2    Return Repeater Transmission Path Calibration

This section defines the additional payload functions necessary for the calibration of the Return repeater transmission paths and the functional interfaces with the Forward and Return repeaters.

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

3.19.3   Forward Repeater Transmission Path Calibration

This section defines the additional payload functions necessary for the calibration of the Forward repeater transmission paths and the functional interfaces with the Return repeater.

[*]

3.19.4   Repeater amplitude and Phase

[*]

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[*]

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4 — ATTITUDE CONTROL SUBSYSTEM

4.1                               OPERATIONAL REQUIREMENTS

The Attitude Control Subsystem (ACS) shall comprise those mechanical and electronic elements required to perform the following functions:

1.                  Sense satellite attitude and rates

2.                  Orient the satellite during transfer orbit

3.                  Perform Earth acquisition maneuvers

4.                  Provide on-board control of roll, yaw, and pitch attitude and ground control of roll, pitch, and yaw thrusters

5.                  Provide communication subsystem antenna bias capability

6.                  Provide the telemetry subsystem information from which the above may be determined and/or accomplished

4.2                               ATTITUDE DETERMINATION

The satellite ACS equipment is used to provide adequate knowledge of satellite attitude control states during all phases of the mission to satisfy all mission. The equipment may also be used to generate on-board control error signals.

During in-orbit operation, satellite pointing will be verified by comparing telemetry sensor data to predicted values.  The Earth Sensors shall be wired to provide the actual status telemetry.

4.3                               ATTITUDE CONTROL

The satellite ACS equipment maintains attitude stability and utilizes the ACS equipment to generate the control signals necessary for the operation of all the actuators that control the satellite attitude and for the implementation of the maneuver sequences required.

4.3.1                                 Reacquisition

Provision shall be made for reacquisition of the satellite attitude and antenna-pointing attitude in the event of loss of Earth pointing, at any time throughout satellite life.

4.3.2                                 Operational Attitude Control and Antenna Pointing

For normal operation the bus shall point  the boresite of the S-band antenna at [*]

Normal operation shall not require ground commands related to attitude control, antenna pointing or stationkeeping more frequently than [*]

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[*]

4.3.5                                 Sun/Moon Interference

The Earth sensor design, geometrical arrangement, and redundancy shall provide a means of avoiding Sun and moon interference. This interference may be avoided by selection of the appropriate control sensor by ground command. Inadvertent exposure to the Sun shall not damage or cause permanent degradation to the sensor.

4.3.6                                 Safe Modes

In general, the design shall include safe modes in order to assure the safety of the satellite and its subsystems, especially the solar array power, thermal conditions and TT&C link, and to minimize expended propellant mass under failure conditions. The satellite design shall incorporate automatic on-board provisions to inhibit autonomous thruster firings during sensor failure or loss of sensor signal conditions, and to inhibit excessively long thruster firings and prevent excessive satellite body rates.

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

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5 — TRACKING, TELEMETRY, AND COMMAND

5.1                               GENERAL REQUIREMENTS

The Telemetry, Command and Ranging (TC&R)) subsystem shall operate in the 6/4 GHz bands during transfer orbit in order to use existing TC&R ground segment facilities, and either in Ka-band or the 6/4 GHz FSS communications bands on-station. The final selection of the TC&R-band will be determined later. The TC&R subsystem shall provide two-way communication with the satellite and it’s subsystems to the ground control center during all phases of the mission. [*] The TC&R subsystem shall consist of [*] Figure 5.1-1 presents a block diagram of the TC&R subsystem for illustration only.

5.1.1                                 Command

The command equipment shall provide operational ground control for all satellite re-configurable functions. The command equipment shall provide an override capability for all on-board autonomous functions. The command equipment shall consist of antennas, receivers, and command processing equipment. The command antenna coverage shall be consistent with the requirements for all mission phases. The command sensitivity shall be as specified in paragraph 5.3 for incident angles within the command antenna coverage areas defined in paragraph 5.4.

5.1.2                                 Telemetry

The telemetry equipment shall provide [*] Telemetry data shall be transmitted through the telemetry antenna whose coverage will be consistent with all phases of mission requirements.

5.1.3                                 Ranging

[*]

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[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

5.1.4                                 TC&R/Communications Compatibility

TC&R subsystem operations shall be capable of being conducted simultaneously with communications subsystem operations, without measurable degradation or interference to either subsystem for all specified incident flux densities.

5.2                               TELEMETRY PERFORMANCE

The telemetry equipment shall satisfy the performance requirements summarized in Table 5.2-1 for C-band telemetry. Each satellite shall have a unique telemetry address assigned and transmitted each frame.

[*]

[*]

[*]

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[*]

[*]

[*]

[*]

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[*]

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[*]

[*]

5.3          COMMAND EQUIPMENT PERFORMANCE

The command equipment shall satisfy the requirements of the performance summary of Table 5.3-1.

[*]

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[*]

[*]

[*]

[*]

[*]

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5.4                               TC&R ANTENNA

The TC&R antennas shall be designed to provide coverage consistent with mission requirements during all normal phases of the mission and retain maximum operational capability under abnormal or emergency conditions. [*]

5.5                               COMMAND SECURITY

The satellite shall have a Command Security (CS) subsystem [*] associated with the command system. The purpose of CS is to prevent unauthorized entities from entering any command into the satellite.  This shall be accomplished by means of [*]

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[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

6 — ELECTRICAL POWER SUBSYSTEM

The Electrical Power Subsystem (EPS) shall generate, store, condition, and distribute electrical power as required by the various satellite loads in fulfilling all phases of the satellite mission during its mission lifetime including 100% eclipse operations.

The Electrical Power Subsystem shall be designed, manufactured, and tested to meet worst case power requirements for all anticipated satellite modes of operation including all the communications modes specified in section 3.

The Electrical Power Subsystem shall also provide sufficient power for other satellite loads to maintain full operating capacity at all times, in all other subsystems.

6.1                               SOLAR ARRAY

The power output of the solar array in the worst-case condition with [*] at 15-years orbital life shall be sufficient to support maximum design satellite load. [*]

6.2                               BATTERY

The energy storage device for supplying power to the satellite during eclipse shall consist of [*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

6.3                               POWER CONDITIONING AND CONTROL

The power conditioning and control equipment shall transfer and transform the bus voltage from either the array or the batteries to the satellite loads in a form suitable for each load. The transfer from solar array to battery and vice versa shall be automatic, stable, and smooth.

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

7 — THERMAL CONTROL SUBSYSTEM

The thermal control subsystem shall be primarily a passive design and shall maintain all satellite equipment and structures within their relevant design temperature ranges, under all conditions experienced during the period starting with pre-launch activities, and throughout the mission lifetime including in-orbit storage with the communications payload powered off.

[*]

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8 — PROPULSION SUBSYSTEM

The satellite propulsion subsystem shall include all components and assemblies associated with storing, conditioning, routing, controlling, and expelling propellant, as required to change the satellite’s attitude and angular or linear velocity. The propulsion subsystem includes all propulsion hardware and propellants required to achieve placement into geosynchronous orbit from the geo-transfer orbit existing at separation from the launch vehicle. Liquid bi-propellant thrusters shall be utilized during the various operational phases following separation from the launch vehicle until the end of mission life including all major velocity maneuvers, apogee injection, and final de-orbit maneuver. It shall be possible to restart and operate any thruster at any time required for the mission with no thermal constraints.

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

Propellant and gas leaks shall be minimized consistent with the satellite orbit lifetime.

It shall be possible to predict depletion of the propellant at 15 years after beginning of life to an accuracy of [*]

[*]

8.1                               PROPELLANT LOAD

The propellant load shall be sufficient to support a minimum mission life of  years depending on the launch vehicle selected.  Propellant loading will be maximized without unduly increasing mission risk.

The contractor shall maintain detailed propellant budget requirements, specific impulse and propellant requirements necessary to complete the mission.  The propellant budget shall include:

[*]

2.                  15-years mission life

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

9 — STRUCTURE SUBSYSTEM

The structure subsystem shall provide the mechanical support for the other subsystems in a configuration that meets the system requirements of thermal control; sensor, and antenna fields-of-view; mass properties; alignment; launch vehicle interface; assembly, integration, and test.

The structure shall be capable of sustaining all direct and cumulative load combinations occurring during qualification testing, ground handling, transportation, launch, orbit operations, and main satellite thruster firing without permanent degradation. Margins of safety shall be greater than zero for ultimate loading. Flight limit loads shall be based on the maximum possible launch weight for the satellite, including full propellant tanks and the worst-case envelope of all launch vehicles where compatibility is required.

In final orbit, the structure shall have and maintain throughout the satellite design lifetime, the dimensional relationships required enabling all functional operations to be performed within the limits imposed by these specifications. The structure shall also provide protection to other subsystems against excessive loads during environmental testing, ground handling, transportation, launch, and orbit maneuvers.

The satellite assembly shall be dynamically compatible with the specified launch vehicles. There shall be sufficient frequency separation between resonance of the major subassemblies to avoid dynamic coupling. The structural analysis model shall be updated to reflect results of structural tests. The adequacy of the selected frequency sensitive elements shall be verified for coupled loads analysis inputs.

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

9.2                               ACCESSIBILITY

Access to components for maintenance and other activities shall be provided to the maximum practical extent. Disassembly of alignment critical structural elements shall require realignment.

53

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

10 — MECHANISMS AND ACTUATORS

All mechanisms and actuators shall be designed for and demonstrate a lifetime of ≥15 years and provide a torque margin of >2 under worst-case expected operating conditions.

10.1                        ROTATING DEVICES

The design of continuously rotating mechanisms that utilize ball bearings shall incorporate provisions for lubrication. For equipment utilizing slip ring and brush devices for power transfer, the design shall, to the extent practical, eliminate mechanisms by which shorting may be encountered within the device.

10.2                        DEPLOYMENT MECHANISMS

Deployment mechanisms required to establish the in-orbit satellite configuration, such as those associated with solar arrays and antennas, shall be designed to provide a minimum of [*]

10.3                        MECHANISM REDUNDANCY

All moving and deployment mechanisms shall be electrically and mechanically redundant to the maximum extent practical. [*]

54

11 — PYROTECHNIC DEVICES

Pyrotechnic devices shall be designed for activation by either or both of at least two initiators. All pyrotechnic devices shall have redundant initiators.  All actuators and pyrotechnic devices shall be flight-qualified designs and shall use double seals to eliminate satellite contamination. All separation devices shall have appropriate catchers that constrain debris and guarantee positive clearance.

55

ANNEX A

TO

EXHIBIT B

RADIATION ENVIRONMENT

56

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ANNEX A — RADIATION/METEOROID ENVIRONMENT

1    INTRODUCTION

All satellite components shall be in compliance with the space environmental conditions set forth in this Annex.

[*]

[*]

[*]

57

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[*]

58

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

59

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[*]

[*]

60

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[*]

[*]

61

EXHIBIT C

COMMERCIAL PROGRAMS PRODUCT ASSURANCE PLAN

Entire Exhibit Redacted pursuant to
U.S. International Traffic in Arms Regulation (ITAR),
22 CFR 120-130

EXHIBIT D

ICO 2-GHz GEO SATELLITE

TEST PLAN

July 27, 2005

Entire Exhibit Redacted pursuant to U.S. International Traffic in Arms Regulation (ITAR), 22 CFR 120-130

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS AGREEMENT HAS BEEN REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

[LOGO]

EXHIBIT E

ICO SPACE SEGMENT PERFORMANCE

SPECIFICATION

17 NOVEMBER 2005

Prepared for:
ICO Satellite Management LLC
2300 Carillon Point
Kirkland, Washington 98033	ICO Satellite Management LLC Approval Signature & Date

Prepared by:
Space Systems/Loral
3825 Fabian Way
Palo Alto, California 94303-4201	Space Systems/Loral Approval Signature & Date

This document contains data and information proprietary to Space Systems/Loral, Inc, and ICO Satellite Management LLC. This data is being furnished pursuant to the provisions of the ICO Satellite Purchase Contract. The ICO Satellite Management LLC customer shall have the right to duplicate, use or disclose the data to the extent specified in the Purchase Contract.

Space Segment

Spacecraft		GBBF Subsystem	Gateway RF Performance

ICD Spacecraft-GBBF	ICD GBBF-Gateway	ICD Satellite-Gateway

Figure 1-1 Space Segment Elements

[LOGO]	Exhibit E—Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3.3 USER BEAMS	19
3.4 GATEWAY SITE DIVERSITY — GBBF OPERATION	19
[*]	[*]
3.6 Beam Pointing Accuracy	19
[*]	[*]
3.10 SYSTEM AVAILABILITY	20
4 — REQUIREMENTS VERIFICATION	21
ANNEX A	1
TO 1
EXHIBIT E	1
ANNEX A — PURCHASER FURNISHED ITEMS	2
1 INTRODUCTION	2
2 [*]	[*]
3 GATEWAY RF TERMINAL (RFT) REQUIREMENTS	3
3.1 GENERAL	3
3.2 INTERFACES	3
3.3 FUNCTIONS	6
3.3.1 Frequency Plan	6
[*]	[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]	[*]
3.3.10 Gateway Management of GBBF Control and Status	14
3.3.11 Gateway Signal Environment	14
ANNEX B	1
1 — SCOPE
1.1 INTRODUCTION	2
1.2 SYSTEM OVERVIEW	2
1.2.1 Overall Description and Context Diagram	2
[*]
2 — REFERENCED DOCUMENTATION	4
3 — REQUIREMENTS	5
3.1 GENERAL	5
[*]	[*]
3.3.1.7 Power Control Subsystem	18
3.3.1.8 Function Removed—Intentionally Blank	18
[*]	[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

v

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]	[*]
3.4 HARDWARE	30
3.5 SOFTWARE	33
[*]	[*]
4. — REQUIREMENTS VERIFICATION	35
4.1 VERIFICATION METHODS	35
4.2 TEST REQUIREMENTS	35
4.2.1 Spacecraft Compatibility Testing	35
4.2.2 GBBF Factory Testing	36
4.2.3 GBBF Acceptance Test (REady for In-Service Verification Acceptance Testing (SSIOT)	36
4.2.4 In-Service Verification Testing/Space Segment In-Orbit Testing (SSIOT)	36
5 — PREPARATION FOR DELIVERY	37
6 — ABBREVIATIONS AND ACRONYMS	38

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

ILLUSTRATIONS

Figure 1-1 Space Segment Elements	2

TABLES

[*]	[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

1 — SCOPE

This document is intended to be used as a reference for designing the Satellite and Ground Based Beam Forming subsystem.

This document specifies the performance characteristics of the ICO 2-GHz GEO Space Segment operating in the 2 GHz MSS frequency band.

The Space Segment consists of the Satellite and Ground Based Beam Forming (GBBF) sub-system. The elements are illustrated in Figure 1-1. The interfaces between the GBBF and the Gateway shall be defined in the ICD Spacecraft to GBBF and Annex A. The interface between the GBBF and the Satellite shall be defined in the ICD Satellite to Gateway.

Section 2 of this document provides the performance of the Space Segment for only those functions with performance directly affected by the GBBF sub-system. The full performance of the Satellite is contained in the Satellite Specification. Section 3 of this document provides the performance of the GBBF sub-system.

Annex A contains the Purchaser furnished items required to meet this Space Segment performance specification.

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

1

[GRAPHIC]

Figure 1-1  Space Segment Elements

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO

GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2 — SPACE SEGMENT COMMUNICATIONS CHARACTERISTICS

2.1          DESCRIPTION

The Space Segment Communication Characteristics shall define the performance of the combined GBBF Subsystem, the Satellite, and the Gateway RF terminal.

The Satellite shall consist of two links for communicating with the users.

                1.             A forward link with Ka-band uplinks and 2 GHz-band downlinks

                2.             A return link with 2 GHz-band uplinks and Ka-band downlinks

The 2 GHz-band coverage is accomplished by employing spot beams, using the Satellite and the Ground Based Beamforming (GBBF) subsystem. The Satellite shall include a multi-element feed array and reflector antenna for the 2 GHz-band coverage. The GBBF shall process the signals to and from the feed array elements on the satellite to form the user spot beams.

In the forward direction, the Gateway feeder link signals shall provide the forward user signals formatted such that the spacecraft can separate and apply the appropriate signals to the S-band feed elements to form the user spot beams.

In the return direction, the Satellite shall receive the user uplink signals in each feed element and format these signals for relay to the Gateway, where the GBBF shall combine the feed element signals to form the return user [signals associated with the user] spot beams.

In the Forward link direction the GBBF Subsystem shall receive spectrum containing traffic for each unique beam as defined in the ICD GBBF-Gateway. In the Return link direction the GBBF Subsystem shall output spectrum containing traffic beams for each unique beam as defined in the ICD GBBF-Gateway.

The GBBF Subsystem shall form User Spot beams with the performance defined in this specification [*]

2.2          TRANSMISSION MODES

The space segment communications shall be compatible with CDMA, TDMA, FDMA and OFDM (or all simultaneously) transmission methods. [*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

3

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO

GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.3          DEFINITIONS

For this specification, the following definitions shall apply for the specified design and performance parameters:

[*]

6.     Receive Aggregate Carrier to Interference Isolation (C/I) — The receive aggregate carrier to interference isolation, C/I, is defined as [*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

4

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO

GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

8.     Spurious Outputs — Spurious outputs include all unwanted products such as those resulting from frequency conversion states, oscillators, image frequencies, harmonics, leakage, power supply converter frequencies, TC&R signals and passive intermodulation products, but exclude:

        [*]

9.     Polarization Isolation (C/X) — The transmit or receive polarization isolation, C/X, of an antenna is defined as the ratio of the co-polarization gain to the cross-polarization gain at any point within a transmit or receive pattern. It can be assumed that the [*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

5

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO

GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

10.   Transmit Aggregate Carrier to Interference Isolation (C/I) — The transmit aggregate C/I is defined [*]

11.   Gateway — The Gateway shall interface with the GBBF Subsystem and Satellite as defined by the relevant ICD's. The performance of this specification shall take into account the RF performance of the Gateway as specified in Annex A.

12.   RF Channel — An RF channel is defined as an individual transmission path between a receive antenna output port and a transmit antenna input port

2.4          S-BAND COVERAGE REQUIREMENTS

2.4.1       Service Areas

Two service areas are defined as the Primary and Secondary coverages as depicted in Figure 2.4.1-1 for the 91° West orbital slot.

1.     The primary service area consists of CONUS.

2.     The secondary service area consists of Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands.

[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

6

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[GRAPHIC]

Figure 2.4.1-1  Spot Beam Coverage Area, Satellite at 91° West

2.4.2       User Spot Beams — Reference Case

[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

7

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

8

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

9

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.4.3       Co-Polarization Isolation S-Band Antenna

2.4.3.1    Forward Link Satellite Transmit (S-Band)

[*]

2.4.3.2    Return Link Satellite Receive (S-Band)

[*]

2.4.4       C/I Performance S-Band

2.4.4.1                    S-Band Transmit

The minimum average S-band transmit aggregate C/I [*]

2.4.4.2                    S-Band Receive

The minimum average S-band receive aggregate C/I [*]

2.5          FREQUENCY PLAN

Figure 2.5-1 and Table 2.5-1 define the ICO frequency bands. The performance characteristics specified in this document shall be met over any portion of the 20 MHz band of 2GHz spectrum.

2.5.1       Forward Link

The forward link repeater shall [*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

10

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

11

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

12

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.5.2       Return Link

The return link shall [*]

2.5.3       Frequency Translation Stability

The frequency translation stability shall include the effects of [*]

2.6          FORWARD LINK S-BAND EIRP

The Space Segment Forward link EIRP includes the effects of [*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

13

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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[*]

2.7          RETURN LINK (S-BAND) G/T

The Space Segment Return link G/T shall include the effects of [*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

14

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.8          POWER FLUX DENSITY (PFD)

2.8.1       Forward Link Satellite Receive FD

The forward PFD shall be as specified in the Satellite Performance Specification.

2.8.2       Return Link Satellite Receive FD

The return PFD shall be as specified in the Satellite Performance Specification.

2.9          IN-BAND FREQUENCY RESPONSE

The in band frequency response for the Space Segment shall include the effects of [*]

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

15

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.10        AMPLITUDE LINEARITY

The amplitude linearity for the Space Segment shall include the effects of the Spacecraft and GBBF subsystem with a Gateway performance as defined in Annex A. [*]

2.11        SPURIOUS OUTPUTS

2.11.1     In-Band Spurious Outputs

This specification covers spurious signals generated in GBBF sub-system, the Gateway RF section and the Satellite payload under nominal operating conditions. [*]

2.11.2 S-band Spurious Outputs

This specification covers spurious signals generated GBBF sub-system, the Gateway RF section and the Satellite payload under nominal operating conditions.

[LOGO]	Exhibit E — Space Segment Spec
November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

16

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	Exhibit E—Space Segment Spec

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

17

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	Exhibit E—Space Segment Spec

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

18

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3 — GROUND BASED BEAM FORMER (GBBF) REQUIREMENTS

3.1          GBBF SUB-SYSTEM OVERVIEW

The GBBF sub-system shall operate in conjunction the Satellite to form the sport beam coverage over CONUS and Alaska. The GBBF sub-system containing the beam forming faction shall be located at the primary Gateway terminal location. The GBBF sub-system shall also include [*]

The requirements of the GBBF Subsystem are specified in the document, Specification for the Ground Based Beam Forming Subsystem; this document is attached in Annex B.

3.2          INTERFACES

The GBBF sub-system interfaces at the Gateway shall be as defined in the ICD GBBF sub-system to Gateway.

3.3          USER BEAMS

The GBBF sub-system shall be capable of forming [*] 250 simultaneous beams.

3.4          GATEWAY SITE DIVERSITY—GBBF OPERATION

The GBBF sub-system shall be capable of operating with full functionality with the Gateway defined [*]

3.6          BEAM POINTING ACCURACY

The antenna beam pointing accuracy for the Space Segment shall include the effects of [*]

[LOGO]	Exhibit E—Space Segment Spec

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

19

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

3.10        SYSTEM AVAILABILITY

The GBBF subsystem shall have an availability of no less than [*]

[LOGO]	Exhibit E—Space Segment Spec

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

20

4 — REQUIREMENTS VERIFICATION

The Space Segment performance shall be verified in accordance with the Space Segment Test Plan specified in Exhibit H.

[LOGO]	Exhibit E—Space Segment Spec

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

21

ANNEX A

TO

EXHIBIT E

Purchaser Furnished Items

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

1

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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ANNEX A — PURCHASER FURNISHED ITEMS

1              INTRODUCTION

This annex specifies the requirements for purchaser furnished items which shall be met in order to meet the Space Segment performance requirements.

2.             [*]

[*]

[*]

[*]

[*]

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2

3              GATEWAY RF TERMINAL (RFT) REQUIREMENTS

3.1          GENERAL

The Radio Frequency Terminal (RFT) consists of all the equipment and functions between the GBBF connectors and the air interface.

3.2          INTERFACES

The RFT interfaces to the GBBF subsystem are illustrated in Figure 3.2-1 and summarized in Table 3.2-1.

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

3

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

4

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

5

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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3.3          FUNCTIONS

3.3.1       Frequency Plan

The RFT shall meet the frequency plan as defined in the Space Segment Specification.

[*]

[LOGO]	EXHIBIT E ANNEX A
Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

6

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX A
Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

7

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX A
Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

8

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX A
Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

9

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX A
Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

10

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

11

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

12

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

13

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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[*]

3.3.10     Gateway Management of GBBF Control and Status

The GBBF subsystem will consist of [*]

3.3.11     Gateway Signal Environment

A Gateway location shall be selected and a system availability shall be defined such that [*]

[LOGO]	EXHIBIT E ANNEX A

Purchased Furnished Items

November 16, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

14

ANNEX B

TO

EXHIBIT E

Specification

For the

Ground Based Beam Forming Subsystem

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

1

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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1 — SCOPE

1.1          INTRODUCTION

This is a specification for the Ground Based Beam Forming (GBBF) Subsystem.

1.2          SYSTEM OVERVIEW

1.2.1       Overall Description and Context Diagram

Figure 1.2-1 shows the relationship of the GBBF to the Mobile Satellite System (MSS) in which the GBBF is a subsystem. [*]

The following definitions are introduced that reflect the envisioned GBBF implementation, which is to include [*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2

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[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

3

2 — REFERENCED DOCUMENTATION

[TEST] Space Segment Test Plan, Exhibit H, Space Systems/Loral

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

4

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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3 — REQUIREMENTS

3.1 GENERAL

The GBBF Subsystem shall satisfy the following general requirements:

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

5

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

6

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[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

7

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
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[*]

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

8

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[*]

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

9

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

10

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

The performance requirement shall be as defined in Table 3.3-1. The table shows performance for specific functional groups, the constraints under which the performance is to be satisfied, and the applicable subsection paragraph numbers for all the GBBF elements associated with each specific functional group.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

11

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

12

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

13

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

14

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

15

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction of the title page

16

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction of the title page

17

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
 GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

3.3.1.7    Power Control Subsystem

[*]

3.3.1.8    Function Removed - Intentionally Blank

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction of the title page

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[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
 GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

[*]

[*]

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction of the title page

19

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
 GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction of the title page

20

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

21

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

22

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

23

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

24

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

25

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

26

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

27

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

28

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

29

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

30

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

31

[*] CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

32

[*]CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

3.4          HARDWARE

                        a.     The contractor shall make maximum use [*]

                        b.     GBBF HW developed by the Contractor shall follow best commercial development practices in the design, design documentation, design reviews, and implementation.

3.5          SOFTWARE

                        [*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

33

[*]CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

34

[*]CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

4—REQUIREMENTS VERIFICATION

4.1          VERIFICATION METHODS

                        a.     Verification of requirement compliance shall be accomplished by one or more of the following methods:

                [*]

4.2          TEST REQUIREMENTS

Requirement compliance verification shall be accomplished in accordance with the requirements specified below, for

                [*]

4.2.1       Spacecraft Compatibility Testing

                        a.     A [*] satellite compatibility tests shall be performed [*]

                        b.     The test shall verify compatibility with the satellite.

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

35

[*]CONFIDENTIAL TREATMENT REQUESTED BY ICO
GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

                        c.     The test procedure shall be developed and used for this test in accordance with the Space Segment Test Plan, [TEST].

4.2.2       GBBF Factory Testing

                        a.     A formal factory test shall be conducted to verify performance of the GBBF prior to shipment to the GWs.

                        [*]

4.2.3       GBBF Acceptance Test (Ready for In-Service Verification Acceptance Testing)

                        a.     An acceptance test shall be conducted [*]

4.2.4       In-Service Verification Testing/Space Segment In-Orbit Testing (SSIOT)

                        a.     A post-launch verification of GBBF Subsystem functionality shall be conducted [*]

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

36

5—PREPARATION FOR DELIVERY

The Vendor shall prepare for delivery, deliver, and install all items required for the integration, testing, operations, and maintenance, including HW, SW, test equipment, databases, test scripts, and documentation.

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

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37

6—ABBREVIATIONS AND ACRONYMS

A/D	Analog to Digital	HW	Hardware

ARU	Automatically Replaceable Unit	ITU	International Telecommunication Union

BPSK	Binary Phase-Shift Key(ed)	LO	Local Oscillator

BF	Beam Forming (Element)	ME	Management Element

CONUS	Continental United States	MPA	Multi-Port Amplifier

COTS	Commercial Off the Shelf	MRO	Master Reference Oscillator

D/A	Digital to Analog	msec	Millisecond

DT	Diagnostic and Test (Element)	MSS	Mobile Satellite System

DOA	Direction of Arrival	Mux	Multiplexer

FCC	Federal Communications Commission	ns	Nanosecond

FIR	Finite Impulse Response	NTP	Network Time Protocol

FWD	Forward	OFLD	Off-line Diagnostics (Test)

GBBF	Ground Based Beam Forming (Element)	ONLD	On-line Diagnostics (Test)

GEO	Geosynchronous	OTS	Off the Shelf

GPS	Global Positioning System	PBS	Pointing Beacon Station

GUI	Graphical User Interface	PR	Puerto Rico

GW	Gateway	psec	Picosecond

HI	Hawaii	RAM	Random Access Memory

HM	Hybrid Matrix	RFT	Radio Frequency Terminal

		RMS	Root Mean Square

		SSIOT	Space Segment In-Orbit Test

		SW	Software (and includes firmware)

		ULPC	Uplink Power Control

[LOGO]	EXHIBIT E ANNEX B
GBBF Specification

November 17, 2005

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

38

Exhibit F: Payment Plan and Termination Liability Amounts

ICO 2 GHz GEO Satellite

Payment Plan

November 18, 2005

Confidential Treatment of This Entire Exhibit Has Been Requested, and the Text Has Been Submitted to the Commission

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS AGREEMENT HAS BEEN REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY [*] IN THE TEXT, AND SUBMITTED TO THE COMMISSION.

EXHIBIT G

ICO Space Segment

STATEMENT OF WORK

November 23, 2005

Prepared for:
ICO Satellite Management LLC
2300 Carillon Point
Kirkland, Washington 98033	ICO Satellite Management LLC Approval Signature & Date

Prepared by:
Space Systems/Loral
3825 Fabian Way
Palo Alto, California 94303-4201	Space Systems/Loral Approval Signature & Date

This document contains data and information proprietary to Space Systems/Loral, Inc., and ICO Satellite Management LLC. This data is being furnished pursuant to the provisions of the ICO Satellite Purchase Contract. The ICO Satellite Services Management LLC shall have the right to duplicate, use or disclose the data to the extent specified in the Purchase Contract.

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1 — SCOPE		1

1.1 Basic Program Content		1

1.2 OPTIONS		2

1.3 Applicable Program Documents		2

2 — REQUIREMENTS		3

2.1 Program Management		3

2.1.1	Meetings	3
2.1.2	Quarterly Management Reviews	3
2.1.3	Deliverable Data	3
2.1.3.1	Program Management Plan	4
2.1.3.2	Program Schedule Reports	4
2.1.3.3	Monthly Progress Report	5
2.1.3.4	Drawings and Configuration Data	5
2.1.3.5	Space Segment Program Requirements Review	5
2.1.3.6	Space Segment Preliminary Design Review	6
2.1.3.7	Space Segment Critical Design Review	7
2.1.3.8	GBBF Subsystem Preliminary Design Review	8
2.1.3.9	GBBF Subsystem Critical Design Review	8
2.1.3.10	Design Analysis Reports	9
2.1.3.11	Program Test Plans and Procedures	10
2.1.3.12	FCC and ITU Satellite Coordination Data	13
2.1.3.13	GBBF Subsystem End Item Data Package	13
2.1.3.14	Product Assurance Data	13
[*]	[*]	[*]
[*]	[*]	[*]

2.2 Program Reviews		14

2.2.1	Space Segment Program Requirements Review	14
2.2.2	Space Segment Preliminary Design Review	14
2.2.3	Space Segment Critical Design Review	14
2.2.4	GBBF Subsystem Preliminary Design Review	14
2.2.5	GBBF Subsystem Critical Design Review	14

ii

2.2.6	GBBF Subsystem Acceptance Test Review	14
2.2.7	Space Segment In-Orbit Test Readiness Review	15
2.2.8	Space Segment In-Orbit Test Review	15
2.2.9	Purchasers Representatives	16

2.3 Deliverable Hardware, Software, and Services		17

2.3.1	Space Segment	17
2.3.2	Equipment and Service	17
2.3.3	Training of Purchaser Personnel	17
2.3.4	Space Segment Operations Handbook	18
2.3.5	Contractor-Provided Support Personnel for SSIOT	18
2.3.6	Spares and Maintenance Support	19
2.3.7	Space Segment Warranty	20
2.3.8	FCC Certification Support	21

2.4 Purchaser Furnished Items		21

2.4.1	Equipment, Facilities, and Services	21
2.4.2	Data	22

3 ACRONYMS		23

4 ANNEX 1 — CONTRACT DATA REQUIREMENTS LIST		24

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1 — SCOPE

This Statement of Work (SOW) defines the goods, services, data, and documentation to be furnished by Space Systems/Loral (hereinafter “Contractor”) to customer, (hereinafter “Purchaser”) for the ICO 2 GHz GEO Satellite Program (hereinafter “Program”).

The term, “Space Segment” means the Satellite and the GBBF Subsystem, integrated for the purpose of communications services, Delivered by Contractor to Purchaser pursuant to this Contract, as more fully described in Exhibit E, Space Segment Performance Specification and this Exhibit G, Space Segment Statement of Work.

Contractor shall design, develop, manufacture, and test the Satellite and GBBF Subsystem, and perform a Space Segment In Orbit Test (SSIOT).

Purchaser shall provide ground facilities, equipment, and support personnel to support the SSIOT as defined in paragraph 2.4 of this SOW. Requirements associated with the Satellite, Launch, and Mission Services are defined in Exhibit A.

The Program content is described as in the following paragraphs.

Definitions: Capitalized terms used in this Exhibit G (Statement of Work) shall have the same meaning as ascribed to them as they appear here or in the Contract.

1.1                               BASIC PROGRAM CONTENT

Contractor shall provide:

•                  One (1) Space Segment in accordance with the Space Segment Performance Specification, Exhibit E, and tested in accordance with the Space Segment Program Test Plan, Exhibit H. Contractor shall conduct a Product Assurance program in accordance with the Product Assurance Plan, Exhibit C.

•                  The Space Segment delivery shall include the delivery of a Ground Based Beam Forming Subsystem, including:

[*]

1

•                  SSIOT.

•                  Concerning the development, delivery, and acceptance of the GBBF Subsystem, the Contractor shall conduct a Product Assurance program in accordance with the GBBF Subsystem Quality Assurance Plan, CDRL 27.

•                  Necessary ground support equipment to permit full checkout and test of the GBBF Subsystem during AT.

•                  Necessary ground support equipment to permit full checkout and test of the Space Segment during SSIOT, except as indicated in paragraph 2.4.

•                  Classroom training to Purchaser on the Space Segment to familiarize experienced operations personnel with the systems and subsystems, and operations of the Space Segment as specified in paragraph 2.3.3 of this SOW.

•                  The support personnel for SSIOT and GBBF AT activities.

•                  Mission Operations Services from Satellite separation from the Launch Vehicle through completion of SSIOT (except as noted in paragraph 2.4 of this SOW). During this period, all Mission Operations shall be performed/controlled from Contractor’s Mission Control Center.

•                  GBBF Subsystem Acceptance Testing as specified in the GBBF Subsystem Acceptance Test Plan, CDRL 28, and the Space Segment Test Procedure document, CDRL 7.

•                  Data as specified in the Contract Data Requirements List (CDRL), Annex 1 attached to this SOW.

1.2                               OPTIONS

Program options are delineated in the main terms and conditions of this Contract.

1.3                               APPLICABLE PROGRAM DOCUMENTS

Following are the applicable reference Contract Exhibits, which apply to this Program. The applicable version and/or issue date of these Contract Exhibits is as listed in Article 2 of the Contract:

Exhibit A – Satellite Statement of Work

Exhibit B – Satellite Performance Specification

Exhibit D – Satellite Test Plan

Exhibit E – Space Segment Performance Specification

Exhibit G – Space Segment Statement of Work (this document)

Exhibit H – Space Segment Test Plan

2

2 — REQUIREMENTS

The goods, services, data, and documentation to be provided by Contractor are defined herein.

2.1                               PROGRAM MANAGEMENT

The Program meetings and Program data requirements are defined in this Section.

2.1.1                                 Meetings

Formal, scheduled, meetings shall be held during the duration of this Program to support the implementation and execution of the Program. These meetings shall be organized and conducted by Contractor or the GBBF Subsystem subcontractor (as applicable). The purpose of these meetings is to provide Purchaser with pertinent Program progress and other data for review, and to mutually agree upon appropriate courses of action to be taken on identified action items.

The meetings are as follows:

•                  Program Status Meetings – every month

•                  GBBF Subsystem and Space Segment System Test Review

•                  GBBF Subsystem Acceptance Test Review

•                  GBBF Subsystem Preliminary Design Review

•                  GBBF Subsystem Critical Design Review

•                  GBBF Subsystem /GW Interfacing Meetings (Contractor’s facility)

•                  Space Segment Program Requirements Review

•                  Space Segment Preliminary Design Review

•                  Space Segment Critical Design Review

•                  Space Segment IOT Review

2.1.2                                 Quarterly Management Reviews

The Contractor shall conduct management review meetings to present to Purchaser management a summary of progress and to identify any technical, schedule or management issues. These meetings shall be held at Contractor’s facilities.

2.1.3                                 Deliverable Data

Data to be provided under this Contract is listed in Annex 1 of this SOW, Contract Data Requirements List (CDRL). CDRL submissions shall be provided for Purchaser approval or information as specified in Annex 1. Delivery location for data submissions shall be as specified

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

in the Contract or as otherwise mutually agreed. All Deliverable Data shall be produced in accordance with standard satellite industry commercial practice and also Delivered electronically. Contractor shall submit changes to Deliverable Data either as a “complete revised edition” of the deliverable, or as “change insertion sheets” with an effectivity matrix indicating the latest revision status of each page of the document. The Parties shall agree as to the appropriate method of revision for such document changes. Purchaser access to other Contractor (or Contractor’s subcontractor) data/documentation not listed in the CDRL may be provided (as necessary) for review at Contractor’s (or Contractor’s subcontractor’s) facility.

All Deliverable Data and Purchaser access to other Program related data, work in progress or work areas will be subject to US Department of State Technical Assistance Agreement (TAA) and Technology Transfer Control Plan (TTCP) for Program, Export Administration Regulations, and Contractor’s proprietary and security policies.

Deliverable Data requiring Purchaser approval shall be approved or disapproved by Purchaser within [*] after submittal. Purchaser disapproval notifications, if any, shall provide specific details of any non-compliance. Data submitted for approval shall be deemed approved after the [*] calendar day following submittal if Contractor receives no written response from Purchaser of approval or disapproval.

2.1.3.1                                   Program Management Plan

A Program Management Plan, CDRL 1, shall be provided to Purchaser. The plan shall define the approach to be taken in managing all aspects of the Program, including:

1.               Program Organization and Management

2.               Schedule and schedule control

3.               Technical Baseline Management

2.1.3.2                                   Program Schedule Reports

A Program Master Schedule, CDRL 2, shall be developed to establish and maintain the Contract delivery schedule. This schedule shall be updated monthly and shall track the progress of the Program Milestones and major events including:

1.               Hardware and software deliveries

2.               Major Program reviews

3.               System level verification tests

4.               Pre-Launch, Launch and post-Launch activities up to and including SSIOT.

Status reports of progress against the Program Master Schedule shall be prepared and furnished to Purchaser as part of CDRL 12, Monthly Progress Report.

4

2.1.3.3                                   Monthly Progress Report

Monthly Progress Reports, CDRL 12, shall be provided which shall include a summary of the following:

1.               Summary of Program activities and major events

2.               Progress Status against the Program Master Schedule

3.               Engineering Status

a.               Satellite System (including system budgets)

(1)                 Payload

(2)                 Bus

b.              Ground Subsystem

c.               Product Production Status

4.               Assembly, Integration and Test Status

5.               Product Assurance Status

6.               Program Controls

a.               Class 1 – Waivers, Deviations, and Engineering Change Proposals status

b.              Status of outstanding Action Items

7.               Business

a.               Invoice Status

b.              Status of Contract Changes

8. GBBF Subsystem Status

2.1.3.4                                   Drawings and Configuration Data

1.               Space Segment ICD

2.               GBBF Subsystem/Gateway ICD

3.               GBBF Subsystem/Satellite ICD

2.1.3.5                                   Space Segment Program Requirements Review

A Space Segment Program Requirements Review (PRR) shall be held as described in paragraph 2.2.1. The data for this review shall include the items listed below. An Agenda, Invitation, Data Package, Presentation Material, Minutes, and Closeout Report of the Space Segment PRR shall be furnished by Contractor. This review shall include the following topics:

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.6                                   Space Segment Preliminary Design Review

A Space Segment Preliminary Design Review (PDR) shall be held at the Contractor’s facility as described in paragraph 2.2.2. The data for this review shall be updated consistent with the Program maturity. An Agenda, Data Package, Presentation Material, Minutes and Closeout Report of the Space Segment PDR shall be furnished by Contractor in accordance with CDRL 13.

The Space Segment PDR Package shall contain the following:

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.7                                   Space Segment Critical Design Review

A Space Segment Critical Design Review (CDR) shall be held at the Contractor’s facility as described in paragraph 2.2.3. The data for this review shall be updated consistent with the Program maturity. An Agenda, Data Package, Presentation Material, Minutes and Closeout Report of the Space Segment CDR shall be furnished by Contractor in accordance with CDRL 14.

The Space Segment CDR Package shall contain the following:

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.1.3.8                                   GBBF Subsystem Preliminary Design Review

A GBBF Subsystem PDR shall be held at GBBF supplier’s facility as described in paragraph 2.2.4. The data for this review shall be updated consistent with the Program maturity. An Agenda, Data Package, Presentation Material, Minutes and Closeout Report of the GBBF Subsystem PDR shall be furnished by Contractor in accordance with CDRL 32

The GBBF Subsystem PDR Package shall contain the following:

[*]

2.1.3.9                                   GBBF Subsystem Critical Design Review

A GBBF Subsystem Critical Design Review (CDR) shall be held as described in paragraph 2.2.5. The data for this review shall be updated consistent with the Program maturity. An Agenda, Data Package, Presentation Material, Minutes and Closeout Report of the GBBF Subsystem CDR shall be furnished by Contractor in accordance with CDRL 33.

The GBBF Subsystem CDR Package shall contain the following:

[*]

8

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.10                            Design Analysis Reports

Contractor shall perform the analyses described in the following subparagraphs and shall prepare Design Analysis Reports, CDRL 22. The Design Analysis Reports shall contain a summary description and results of these analyses and shall be furnished to Purchaser with the Space Segment CDR Data Package, CDRL 14.

2.1.3.10.1                  Space Segment Communications Analysis (CDRL 22a)

Contractor shall prepare a comprehensive Communications Subsystem Performance Analysis Report. This report shall summarize important design characteristics and performance parameters of the communications subsystem showing it meets all requirements.

2.1.3.10.2                  Space Segment Pointing Error Analysis (CDRL 22b)

Contractor shall perform an analysis of the Space Segment pointing errors in which all identifiable sources of errors and disturbances shall be included.

2.1.3.10.3                  Reliability Analysis (CDRL 22c)

Contractor shall perform a Reliability Analysis that shows the probability of success in meeting the specified operational lifetime. The analysis shall include:

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.10.4                  Space Segment Communications Simulation Analysis (CDRL 22d)

Contractor shall prepare a comprehensive Communications Simulation Analysis Report. This report shall summarize important simulation characteristics and performance results.

2.1.3.10.5                  Space Segment Sensitivity Analysis (CDRL 22e)

Contractor shall prepare a Sensitivity Analysis Report. This report shall summarize the Space Segment communications performance sensitivity to selected key parameters that may affect GBBF performance. This analysis shall determine primary performance differences when key assumptions about environment, boundary conditions, error contributors, and other key parameters are changed. [*] This sensitivity analysis may be done in conjunction with the Space Segment Communications Analysis (CDRL 22a) and the Space Segment Communications Simulation Analysis (CDRL 22d).

2.1.3.11                            Program Test Plans and Procedures

2.1.3.11.1                  GBBF Subsystem Acceptance Test

2.1.3.11.1.1 GBBF Subsystem Acceptance Test Plan

A GBBF Subsystem Acceptance Test Plan shall be prepared by Contractor and submitted in accordance with CDRL 28a. The GBBF Subsystem Acceptance Test Plan provides the details of the testing that will be performed after shipping and installation of the GBBF assemblies in the gateway and the Pointing Beacon Stations at their remote locations, prior to the Acceptance of the GBBF Subsystem by the Purchaser. The GBBF Subsystem Acceptance Test Plan shall be the basis for the preparation of the GBBF Subsystem Test Procedure, CDRL 28b.

The GBBF Subsystem Acceptance Test Plan shall contain, as a minimum, the following:

10

[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

1.               [*]

2.1.3.11.1.2 GBBF Subsystem Acceptance Test Procedure

Using the GBBF Subsystem Test Plan as a basis, Contractor shall develop a GBBF Subsystem Acceptance Test Procedure in conformance with the applicable portions of Exhibit H, Space Segment Program Test Plan and document such procedures in CDRL 28b.

The GBBF Subsystem Acceptance Test Procedure shall include:

[*]

2.1.3.11.2                  Space Segment In-Orbit Tests

2.1.3.11.2.1 Space Segment In-Orbit Test (SSIOT) Plan

A SSIOT Plan document, which is an expansion of the SSIOT description contained in the Exhibit H Space Segment Program Test Plan, shall be prepared by Contractor and submitted in accordance with CDRL 11a. The SSIOT Plan shall provide the details of the SSIOT that will be performed prior to handover of the Space Segment to Purchaser for operations responsibility. The SSIOT Plan shall be the basis for the preparation of the SSIOT Procedure, CDRL 11b.

The SSIOT Plan shall contain, as a minimum, the following:

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.11.2.2  SSIOT Procedure

Using the SSIOT Plan as a basis, Contractor shall develop an SSIOT Test Procedure in conformance with the Exhibit H Space Segment Program Test Plan, and document such procedures in CDRL 11b. These procedures shall develop the data needed to verify satisfactory Space Segment operations.

The SSIOT Procedure shall include:

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.1.3.12                            FCC and ITU Satellite Coordination Data

Contractor shall furnish Satellite Coordination Data, as specified in CDRL 4, for compliance with Federal Communications Commission (FCC) and International Telecommunication Union (ITU) coordination procedures. Purchaser shall be responsible for preparing, coordinating and filing all related applications, registrations, and reports. Contractor shall provide reasonable technical support for the filings and coordination activity at Purchaser’s request.

2.1.3.13                            GBBF Subsystem End Item Data Package

A GBBF Subsystem End Item Data Package (EIDP), CDRL 19, shall be delivered following completion of the GBBF ATR. The EIDP shall consist of:

[*]

2.1.3.14                            Product Assurance Data

[*]

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.2                               PROGRAM REVIEWS

2.2.1                                 Space Segment Program Requirements Review

A Space Segment Program Requirements Review (PRR) shall be held at Contractor’s facility. The purpose of the Space Segment PRR is to evaluate the planning, preparation and readiness for initiating Program activities and executing the Contract. [*]

2.2.2                                 Space Segment Preliminary Design Review

A Space Segment PDR shall be conducted by the Contractor at its facility. The purpose of the Space Segment PDR is to assure Purchaser that the preliminary design meets the requirements of the Space Segment Performance Specification, Exhibit E. The Space Segment PDR will determine that the preliminary design satisfies the functional and performance requirements of the performance specification. It shall also verify the compatibility of the design with all system and subsystem interfaces. [*]

2.2.3                                 Space Segment Critical Design Review

A Space Segment Critical Design Review (CDR) shall be conducted by Contractor at its facility. The purpose of the Space Segment CDR is to assure Purchaser that the design meets the requirements of the Space Segment Performance Specification, Exhibit E. The Space Segment CDR will determine that the detailed design satisfies the functional and performance requirements of the performance specification. It shall also verify the compatibility of the design with all system and subsystem interfaces. [*]

2.2.4                                 GBBF Subsystem Preliminary Design Review

A GBBF Subsystem Preliminary Design Review (PDR) shall be conducted by the Contractor at  the facility of the GBBF subsystem supplier as specified in the GBBF Subsystem SOW (CDRL 10).

2.2.5                                 GBBF Subsystem Critical Design Review

A GBBF Subsystem Critical Design Review (CDR) shall be conducted by the Contractor as specified in the GBBF Subsystem SOW (CDRL 10).

2.2.6                                 GBBF Subsystem Acceptance Test Review

The Acceptance Test Review (ATR) for the GBBF Subsystem shall be conducted by Contractor to review the GBBF Subsystem data obtained during the GBBF Subsystem Acceptance Test

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

(AT). The purpose of the GBBF Subsystem ATR is to verify that the GBBF Subsystem AT satisfies the requirements defined in the Subsystem Acceptance Test Plan, CDRL 28 and to check the performance of the subsystem relative to the applicable portions of Exhibit E, Space Segment Performance Specification and Exhibit H, Space Segment Test Plan.

[*] The material used for the GBBF Subsystem AT Review is the GBBF Subsystem AT Summary Report, CDRL 29. (The AT Summary Report shall contain evaluations of actual performance compared with predicted performance.).

The criteria for ATR completion and GBBF Subsystem Acceptance are defined in Contract Article 11.2.2.

A detailed Acceptance Test Report, CDRL 30, shall be prepared and sent to Purchaser at completion of GBBF Subsystem ATR plus [*] days.

[*]

After GBBF Subsystem Acceptance, the maintenance and operation of the GBBF Subsystem is Purchaser’s responsibility, except during SSIOT as described in 2.1.3.11.2.1 and all warranty work performed by the Contractor.

2.2.7                                 Space Segment In-Orbit Test Readiness Review

The SSIOT Readiness Review shall be conducted at the Contractor’s facility with the Purchaser in attendance [*]

2.2.8                                 Space Segment In-Orbit Test Review

The Space Segment In-Orbit Test Review (SSIOTR) shall be conducted by Contractor to review the Space Segment data obtained during SSIOT. The purpose of the SSIOTR is to verify that the SSIOT satisfies the requirements defined in the SSIOT Plan, CDRL 11a. [*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*] The material used for the SSIOT Review is the SSIOT Summary Report, CDRL 11c. (The SSIOT Summary Report shall contain evaluations of actual performance compared with predicted performance.)

The criteria for SSIOTR completion and Space Segment Acceptance are defined in Contract Article 10.1.2.

[*]

2.2.9                                 Purchasers Representatives

Purchaser’s representatives, consultants, and agents shall be allowed access to the work being performed at Contractor’s facility and to other deliverable items for the purpose of observing the progress of such work. Such access shall be coordinated with Contractor and shall occur during normal working hours or at other such hours as Contractor may agree. Purchaser representatives shall be invited to participate in all major unit reviews and shall have access to copies (paper and electronic) of all review materials. Purchaser representatives shall be invited to participate in regular progress meetings between the Contractor and their sub-contractors including other meetings on technical and schedule matters. Purchaser representatives may witness development, qualification and acceptance tests at unit, panel or sub-system level and at  the Satellite level and GBBF Subsystem level at the Contractor’s and subcontractors facilities; they shall have access to all test results and shall be free to participate in the preparations for all tests and in the test  evaluations.

Accommodations shall be provided for no less than [*] Purchaser representatives at the Contractor’s facility and at the GBBF Subsystem sub-contractor’s facility. The [*] offices at the Contractor’s facility are to be provided and shall include such services as reasonably require including a reasonable amount of office space, office furniture, local telephone service, reasonable long-distance telephone usage, access to copy machines, facsimile machines, meeting and conference rooms, internet access and to the extent available, videoconference rooms, and car parking facilities, to the extent necessary to enable Purchaser personnel to monitor the progress on the contract. The Purchaser representatives shall have [*] hour access to their office(s).

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2.3                               DELIVERABLE HARDWARE, SOFTWARE, AND SERVICES

2.3.1                                 Space Segment

Contractor shall deliver one (1) Space Segment as specified in the Contract, and in accordance with the requirements of the Space Segment Performance Specification, Exhibit E.

The Space Segment delivery shall include the delivery of a Ground Based Beam Forming Subsystem, including:

[*]

•                  SSIOT

2.3.2                                 Equipment and Service

Contractor shall make available necessary ground and mission operations support equipment and personnel to permit checkout and test of the Space Segment during SSIOT (except for Purchaser-provided facilities, equipment, and personnel as defined in paragraph 2.4 of this SOW) and during the GBBF Subsystem AT.

2.3.3                                 Training of Purchaser Personnel

Contractor shall conduct a Training Program for Purchaser’s personnel experienced in Satellite operations. The objective of the training is to develop in Purchaser’s mission operations personnel the ability to confidently command and control the Space Segment over life. The purpose is to impart the essential knowledge needed to safely and reliably execute on-orbit operations of the Space Segment and handle emergencies.

The Training Program shall consist of [*] weeks of classroom sessions and accommodate up to [*] trainees. The training is listed in Table 2-1.

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

Table 2-1. Classroom Training Courses

Classroom Course	Duration	Location	No. Trainees
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

2.3.4                                 Space Segment Operations Handbook

A Space Segment Operations Handbook (SSOH), CDRL 15, shall be provided by Contractor for use by personnel responsible for the operation of the Space Segment. The information contained in this document shall be the basis for the command programming required to operate, control and maintain the Space Segment in the performance of the defined mission objectives. The handbook shall consist of the following [*]

2.3.5                                 Contractor-Provided Support Personnel for SSIOT

Contractor shall provide the personnel identified below to support SSIOT:

1.               [*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.3.6                                 Spares and Maintenance Support

The Contractor shall develop a Spares and Maintenance Plan document covering: (a) the [*] of operation of the GBBF Subsystem from the Purchaser’s acceptance of the GBBF Subsystem based on the GBBF Subsystem ATR, and (b) the following [*] years. The GBBF Subsystem Spares and Maintenance Plan is CDRL 31. This [*]

The Spares and Maintenance Plan shall define the [*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.3.7                                 Space Segment Warranty

The Space Segment warranty is described in Contract Article 15.

Contractor shall provide a Space Segment [*] warranty starting from Acceptance of the Space Segment, covering the functionality of all Space Segment products except the Satellite and Satellite-only products, including [*]. The description of the extent of the GBBF Subsystem hardware sparing and maintenance work is also to be documented in CDRL 31, the GBBF Subsystem Spares and Maintenance Plan.

The Space Segment Warranty is based on the “as accepted” condition of GBBF and Space Segment. The Space Segment Warranty shall not require replacement or hardware repair of the Satellite itself.

In the event that the Space Segment performance degrades during the warranty period due to anomalous performance of the Satellite (deviations from Exhibit B), the Contractor shall take reasonable steps to analyze and recommend the steps required to recover successful operation of the Space Segment. In the case where the Satellite performance degrades in a way that the “as accepted” Space Segment performance can not be recovered, then Contractor shall make reasonable efforts to mitigate the effects of the Satellite anomaly and maximize the performance of the Space Segment. These measures to recover the Space Segment performance may include and be limited to [*]

Any GBBF software modifications or GBBF hardware modifications required to recover from Satellite anomalous behavior are covered by this warranty only to the extent in Contract Article 15.1.3. However, any GBBF software modifications or GBBF hardware modifications required to recover GBBF performance to the “as-accepted” condition from causes other than Satellite anomalies (deviations from exhibit B) shall be covered by this warranty.

Any and all recovery steps involving Satellite commanding operations required to return the Space Segment to its warranted condition shall be mutually agreed between the Contractor and Purchaser. All on-site warranty and maintenance support activities shall be coordinated with Purchaser.

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

2.3.8                                 FCC Certification Support

Within [*] days after Satellite Launch, if the Satellite and GBBF conditions allow, Contractor shall power up the Satellite payload and GBBF Subsystem and support Purchaser’s tasks for certification to the FCC that the system is operational. This support includes up to [*] in addition to the Satellite IOT baseline. Contractor will provide all reasonable support for this activity comparable to the resources used during Satellite IOT and SSIOT. [*]

2.4                               PURCHASER FURNISHED ITEMS

Purchaser shall provide to Contractor the items set forth below to ensure successful completion of the GBBF Subsystem AT, the SSIOT and verification of Space Segment performance, status, configuration and health.

2.4.1                                 Equipment, Facilities, and Services

Purchaser-furnished personnel, equipment, facilities, and services required are summarized in the following paragraphs. Purchaser shall provide documentation, satisfactory to Contractor, supporting calibration for items furnished by Purchaser. Purchaser and Contractor shall participate in an interface meeting (Site Survey) at the Purchaser Facility to be held to review and agree upon the availability and adequacy of the equipment and services described below:

[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

[*]

2.4.2                                 Data

Purchaser shall provide to Contractor:

[*]

22

[*]

23

3                                         ACRONYMS

ARO	After Receipt of Order
CDR	Critical Design Review
CDRL	Contract Data Requirements List
COP	Contingency Operations Procedure
AT	Acceptance Test
ATR	Acceptance Test Review
FCC	Federal Communications Commission
FMECA	Failure Modes and Effects Critical Analysis
GBBF	Ground Based Beam Forming
GEO	Geosynchronous Equatorial Orbit
GW	Gateway
ICD	Interface Control Document
IDD	Interface Definition Document
IOT	In-Orbit Test
IOTE	IOT Equipment
ITU	International Telecommunication Union
MCC	Mission Control Center
PBS	Pointing Beacon Stations
PRR	Program Readiness Review
PTP	Program Test Plan
SOP	Standard Operations Procedure
SOW	Statement of Work
SPSR	Satellite Pre-Shipment Review
SSOIT	Space Segment In-Orbit Test
SSIOTE	Space Segment In-Orbit Test Equipment
SSIOTR	Space Segment In-Orbit Test Review
SS/L	Space Systems/Loral
SSOH	Space Segment Operations Handbook
TAA	Technical Assistance Agreement
TTCP	Technology Transfer Control Plan

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4                                         ANNEX 1 — CONTRACT DATA REQUIREMENTS LIST

Class Code                                    A =                            For Approval by Purchaser
I =                                  For Information

No.	Title	Class	Quantity	Due Date	SOW Paragraph
[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]

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[*]  CONFIDENTIAL TREATMENT REQUESTED BY ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED.

No.	Title	Class	Quantity	Due Date	SOW Paragraph
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]
	[*]		[*]	[*]
	[*]		[*]	[*]
	[*]		[*]	[*]
	[*]		[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

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No.	Title	Class	Quantity	Due Date	SOW Paragraph
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]			[*]
[*]	[*]	[*]			[*]
[*]	[*]	[*]			[*]
[*]	[*]	[*]			[*]
[*]	[*]	[*]			[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]			[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]			[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

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No.	Title	Class	Quantity	Due Date	SOW Paragraph
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

Class Code	A = For Approval by Purchaser
I = For Information

28

EXHIBIT H

ICO Space Segment Test Plan

16 November 2005

Entire Exhibit Redacted pursuant to U.S. International Traffic in Arms Regulation (ITAR), 22 CFR 120-130

EXHIBIT J

ICO DSS SOW and FUNCTIONAL REQUIREMENTS

September 20, 2005

Entire Exhibit Redacted pursuant to U.S. International Traffic in Arms Regulation (ITAR), 22 CFR 120-130